UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Pro
xy Statement
Pur
suant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant
☒
                             Filed by a party other than the Registrant
☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 240.14a-12
FIRST CITIZENS BANCSHARES, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

4300 Six Forks Road

Raleigh, North Carolina 27609

NOTICE OF VIRTUAL ANNUAL MEETING OF STOCKHOLDERS

The Annual Meeting of stockholders of First Citizens BancShares, Inc. will be held at 9:00 a.m. EDT on Tuesday, April 25, 2023, in a virtual meeting format only at www.virtualshareholdermeeting.com/FCNCA2023. A virtual annual meeting is a meeting in which stockholders, management, and directors are not physically in the same room but attend the meeting through means of remote communication. Stockholders may participate in the Annual Meeting virtually via live audio webcast, and they may submit written questions during the meeting, but there will be no physical meeting location for stockholders to attend the Annual Meeting.

The purposes of the meeting are:

1.	Election of Directors: To elect 13 directors for one-year terms;

2.

Advisory Vote on Executive Compensation: To vote on a non-binding advisory resolution to approve compensation paid or provided to our named executive officers as disclosed in our proxy statement for the Annual Meeting (a “say-on-pay” resolution);

3.

Advisory Vote on the Frequency of “Say-On-Pay” Votes. To hold a non-binding advisory vote on whether we should submit a say-on-pay resolution for a vote of our stockholders every year, every two years, or every three years (a “say-on-frequency” vote);

4.

Increase in Authorized Shares of Class A Common Stock: To vote on a proposal to approve and adopt an amendment to our Restated Certificate of Incorporation to increase the number of authorized shares of our Class A Common Stock;

5.

Increase in Authorized Shares of Preferred Stock: To vote on a proposal to approve and adopt an amendment to our Restated Certificate of Incorporation to increase the number of authorized shares of our Preferred Stock;

6.	Officer Exculpation: To vote on a proposal to approve and adopt an amendment to our Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation; and

7.	Ratification of Appointment of Independent Accountants: To vote on a proposal to ratify the appointment of KPMG LLP as our independent accountants for 2023.

Our Board of Directors unanimously recommends that you vote:

“FOR” each of the nominees named in the enclosed proxy statement for election as directors;

“FOR” Proposal 2; on Proposal 3, for us to submit a “say-on-pay” resolution for an advisory vote of our stockholders “EVERY YEAR;” and

“FOR” Proposals 4, 5 and 7.

The disinterested members of our Board of Directors unanimously recommend that you vote “FOR” Proposal 6.

In addition to the matters listed above, at the Annual Meeting our stockholders will vote on such other matters as may properly come before the meeting. The Board of Directors currently knows of no matters that may be voted upon at the Annual Meeting other than the matters listed above.

The record date for the determination of stockholders entitled to vote at the Annual Meeting is February 27, 2023 (the “Record Date”). You are entitled to participate remotely in the Annual Meeting if you were a holder of record, or the beneficial owner in “street name,” of shares of our Class A Common Stock or Class B Common Stock as of the close of business on the Record Date. Stockholders may cast one vote for each share of our Class A Common Stock and 16 votes for each share of our Class B Common Stock they held on the Record Date.

To attend the Annual Meeting, go to www.virtualshareholdermeeting.com/FCNCA2023 on the meeting date and enter your unique 16-digit “Control Number” which is printed on the proxy card you received with your copy of our Proxy Statement or, if you are the beneficial owner of shares held in street name, on the voting instruction form you received from your bank, broker, or other nominee that is the record holder of your shares. The Control Number appears on the portion of your proxy card or voting instruction form that you retain. During the Annual Meeting, you may listen to the proceedings, submit written questions and, if you are a record holder of shares, vote your shares or, if your shares are held in street name, submit your voting instructions to your broker or other nominee, by following the instructions available on the meeting website. If you wish to participate in the Annual Meeting but no longer have your Control Number, record holders of shares may obtain their Control Numbers by calling Broadridge Corporate Issuer Solutions at 855-449-0981 for assistance, and beneficial holders of shares held in street name should call their bank, broker or other nominee.

Help and technical support for accessing and participating in the virtual Annual Meeting will be available on the day of the meeting by calling 844-986-0822 (U.S.) or 303-562-9302 (International). You may begin to log into the meeting website at 8:45 a.m. EDT on the meeting date.

You are invited to participate in the virtual Annual Meeting. However, if you are the record holder of your shares of our common stock, we ask that you appoint the Proxies named in the enclosed proxy statement to vote your shares for you by signing, dating, and returning the enclosed proxy card, or following the instructions in the proxy statement and on your proxy card to appoint the Proxies by telephone or Internet. If your shares are held in street name by a broker or other nominee, the record holder of your shares must vote them for you, so you should follow your broker’s or nominee’s directions and give it instructions as to how you want it to vote your shares. Even if you plan to participate in the Annual Meeting, voting by proxy, or giving voting instructions to your broker or nominee, will help us ensure that your shares are represented and that a quorum is present at the meeting. If you sign a proxy card or appoint the Proxies by telephone or Internet, you may later revoke your appointment or change your vote by following the instructions in the accompanying proxy statement, or by attending the Annual Meeting remotely and voting shares you hold of record on the meeting website. Attending the Annual Meeting alone will not revoke a proxy card.

In the unlikely event that, for any reason, we are not able to convene the Annual Meeting, or if, after being convened, the meeting is interrupted and cannot be continued, including due to loss of internet connectivity or communications capabilities, power failure, or other technical difficulties, the meeting will be adjourned. If a verbal or written announcement of a later date and time for reconvening the meeting is made during the meeting or on the meeting website, the meeting will be reconvened on that date and at that time in a virtual meeting format at the same web address listed above (www.virtualshareholdermeeting.com/FCNCA2023). In the event of such an adjournment, no further notice of the date and time of the reconvened meeting will be given. The instructions described in the accompanying proxy statement for accessing, participating in, and voting at the original meeting will apply to any such reconvened meeting.

This notice and the enclosed proxy statement and proxy card are being mailed to our stockholders on or about March 13, 2023.

By Order of the Board of Directors

Matthew G. T. Martin

Corporate Secretary

PROXY STATEMENT TABLE OF CONTENTS

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE VIRTUAL STOCKHOLDER MEETING TO BE HELD ON APRIL 25, 2023.

The notice of meeting, proxy statement and annual report to security holders are available at:

www.proxyvote.com.

  In connection with the solicitation of proxy appointments for the Annual Meeting, we have not authorized anyone to give you any information, or make any representation, that is not contained in this proxy statement. If anyone gives you any other information or makes any other representation, you should not rely on it as having been authorized by us.

Physical Address: 4300 Six Forks Road Raleigh, North Carolina 27609 Principal Office Mailing Address: Post Office Box 27131 Raleigh, North Carolina 27611-7131

PROXY STATEMENT

VIRTUAL ANNUAL MEETING OF STOCKHOLDERS

This proxy statement is dated March 6, 2023, and is being furnished to our stockholders on or about March 13, 2023, by the Board of Directors of First Citizens BancShares, Inc., in connection with our solicitation of proxy appointments in the form of the enclosed proxy card for use at the 2023 Annual Meeting of our stockholders and at any adjournments of the meeting.

SUMMARY

This summary highlights information about our company and information contained elsewhere in this proxy statement, but it does not contain all the information that you should consider. You should carefully read this entire proxy statement and the detailed financial information contained in our Annual Report on Form 10-K for the year ended December 31, 2022, which accompanies this proxy statement, before you vote. Website references throughout this document are provided for convenience only, and the content on the referenced websites is not incorporated by reference into this document.

2023 Annual Meeting of Stockholders

Time and Date Tuesday, April 25, 2023 9:00 a.m. EDT	Virtual Location www.virtualshareholdermeeting.com/FCNCA2023	Record Date February 27, 2023

Voting Securities

Our voting securities are the outstanding shares of our Class A Common Stock (“Class A Common”) and Class B Common Stock (“Class B Common”). On the Record Date for the meeting, there were 13,502,763 and 1,005,185 outstanding shares of Class A Common and Class B Common, respectively. You may cast one vote for each share of Class A Common, and 16 votes for each share of Class B Common, that you held of record on the Record Date on each director to be elected and on each other matter voted on by stockholders at the Annual Meeting. Votes may not be cumulated in the election of directors.

Proposals and Voting Recommendations

At the Annual Meeting, our stockholders will vote on the following proposals:

Proposal Number	Description	Votes Required for Approval	Voting Recommendation	Page

1	Election of 13 directors	Plurality of votes cast in election by holders of Class A Common and Class B Common represented at the meeting and voting together as one class	VOTE “FOR” EACH NOMINEE	9

2	“Say on pay” vote on executive compensation	Majority of votes entitled to be cast with respect to shares of Class A Common and Class B Common represented at the meeting and voting together as one class	VOTE “FOR”	76

3	“Say on frequency” vote on executive compensation	The option receiving the most votes of holders of Class A Common and Class B Common represented at the meeting and voting together as one class will be considered to be the preference of our stockholders	VOTE FOR “EVERY YEAR”	78

Proposal Number	Description	Votes Required for Approval	Voting Recommendation	Page

4	Proposal to amend Restated Certificate of Incorporation to increase the number of authorized shares of our Class A Common Stock	Majority of votes entitled to be cast with respect to (i) all outstanding shares of Class A Common and Class B Common voting together as one class, and of (ii) all outstanding shares of Class A Common voting as a separate class	VOTE “FOR”	79

5	Proposal to amend Restated Certificate of Incorporation to increase the number of authorized shares of our Preferred Stock	Majority of votes entitled to be cast with respect to all outstanding shares of Class A Common and Class B Common voting together as one class	VOTE “FOR”	81

6	Proposal to amend Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation	Majority of votes entitled to be cast with respect to all outstanding shares of Class A Common and Class B Common voting together as one class	VOTE “FOR”	83

7	Ratification of appointment of independent accountants	Majority of votes entitled to be cast with respect to shares of Class A Common and Class B Common represented at the meeting and voting together as one class	VOTE “FOR”	84

Stockholders also will vote on such other matters as may properly come before the meeting. Our Board of Directors currently knows of no matters that may be voted on at the Annual Meeting other than the matters listed above.

Proxy Voting Methods

Record holders of our common stock may vote in the following ways. More detailed instructions for voting are contained in this proxy statement under the heading “FREQUENTLY ASKED QUESTIONS ABOUT THE VIRTUAL ANNUAL MEETING.”

INTERNET Visit www.proxyvote.com and follow the instructions on your proxy card.	TELEPHONE Call 1-800-690-6903 and follow the instructions on your proxy card.	MAIL Sign, date, and mail your proxy card in the enclosed envelope.	DURING THE MEETING Vote online during the meeting by following the instructions on page 86.

Even if you plan to participate remotely in the virtual Annual Meeting, to ensure that your shares will be represented at the meeting we encourage record holders of shares to vote their shares in advance online, by phone or by mail, and beneficial holders of shares held in “street name” to give their voting instructions in advance to their banks, brokers or other nominees.

2023 Director Nominees

The 13 nominees for election as directors at the Annual Meeting are listed below. Further information regarding the nominees is contained in this proxy statement under the heading “PROPOSAL 1. ELECTION OF DIRECTORS.”

Name and Age	Principal Occupation	Independent Director?	Committee Memberships					Board Tenure	2022 Board and Committee Meeting Attendance
			Audit	CNG	Risk	Trust	Executive

Ellen R. Alemany 67	Special Advisor to our Chairman and CEO	—	—	—	—	—	—	1 year	100%

John M. Alexander, Jr. 73	Manager, McKnitt and Associates, LLC			—	—	Chairman	—	33 years	100%

Victor E. Bell, III 66	Chairman and President, Marjan, Ltd.		—			—	—	21 years	100%

Name and Age	Principal Occupation	Independent Director?	Committee Memberships					Board Tenure	2022 Board and Committee Meeting Attendance
			Audit	CNG	Risk	Trust	Executive

Peter M. Bristow 57	Our and FCB’s President	—	—	—	—	—	—	9 years	100%

Hope H. Bryant 60	Our and FCB’s Vice Chairwoman	—	—	—	—			17 years	89%

Michael A. Carpenter 75	Retired; former Chief Executive Officer, Ally Financial, Inc.			—	—	—	—	1 year	100%

H. Lee Durham, Jr. 74	Retired Certified Public Accountant; former partner, Pricewaterhouse- Coopers LLP		Chairman and Audit Committee Financial Expert		—	—		20 years	94%

Dr. Eugene Flood, Jr. 67	Managing Partner, A Capella Partners; retired President and Chief Executive Officer, Smith Breeden Associates			—			—	(1)	(1)

Frank B. Holding, Jr. 61	Our and FCB’s Chairman and Chief Executive Officer	—	—	—	—	—	Chairman	30 years	100%

Robert R. Hoppe 71	Retired Certified Public Accountant; former partner, Pricewaterhouse- Coopers LLP		—	—	Chairman and Risk Management Expert	—		9 years	100%

Floyd L. Keels 75	Retired; former President and Chief Executive Officer, Santee Electric Cooperative, Inc.			—	—		—	9 years	100%

Robert E. Mason IV 64	Chairman, Robert E. Mason and Associates, Inc.		—			—	—	16 years	100%

Robert T. Newcomb 62	Former Owner and President and current employee, Newcomb and Company			Chairman and Lead Independent Director	—	—		21 years	100%
(1)	Dr. Flood was first appointed by the Board to serve as our and FCB’s director, and as a member of the committees indicated above, effective January 1, 2023.

Current Board Profile

New Nominees in the Last 2 years	Median Tenure	Median Age	Diverse by Race or Gender	Independent

4 of 14 (29%)	12.5 Years	67	4 of 14 (29%)	10 of 14 (71%)

Board Diversity

The table below contains information regarding the diversity of our Board of Directors.

BOARD DIVERSITY MATRIX (as of March 6, 2023)

Total number of directors	14

	Female	Male	Non-Binary	Did not Disclose Gender

Part I: Gender Identity

Number of directors based on gender identity	2	12	—	—

Part II: Demographic Background

African American or Black	—	2	—	—

Alaskan Native or Native American	—	—	—	—

Asian	—	—	—	—

Hispanic or Latinx	—	—	—	—

Native Hawaiian or Pacific Islander	—	—	—	—

White	2	9	—	—

Two or more races or ethnicities	—	—	—	—

LGBTQ+	—

Did not disclose demographic background	2

BOARD DIVERSITY MATRIX (as of March 4, 2022)

Total number of directors	14

	Female	Male	Non-Binary	Did not Disclose Gender

Part I: Gender Identity

Number of directors based on gender identity	2	12	—	—

Part II: Demographic Background

African American or Black	—	1	—	—

Alaskan Native or Native American	—	—	—	—

Asian	—	—	—	—

Hispanic or Latinx	—	—	—	—

Native Hawaiian or Pacific Islander	—	—	—	—

White	2	10	—	—

Two or more races or ethnicities	—	—	—	—

LGBTQ+	—

Did not disclose demographic background	2

Human Capital

It is important to us that our associates feel included, valued, respected, and heard in a workplace that supports and encourages an inclusive culture. Our commitment to inclusion, equity, and diversity enhances associate and customer experiences, builds relationships, and drives innovation of our products and services.

In addition to fostering an inclusive workplace environment for associates, a top priority for our senior management is ensuring that we attract, retain, and develop talented associates who will meet the future needs of FCB as we grow. We make talent attraction and retention a priority by offering internal career mobility, opportunities to upskill via individual development plans, a total rewards package that emphasizes a holistic approach to well-being, and a thoughtful approach to performance management.

We value relationships and create opportunities for our associates to broaden their networks through business resource groups or charitable events in the communities where our associates live and work. At FCB, associates are our most critical resource. By prioritizing them, we can meet our key business objectives — attracting, developing, and retaining the talent needed to support our ongoing business trajectory.

Information about our inclusion, equity, and diversity commitment, focus and strategies is available on our website at www.firstcitizens.com/about-us/inclusion-equity-diversity.

Risk Management

2022 Business Highlights

For the year ended December 31, 2022, our net income was $1.10 billion, or $67.40 per common share on a diluted basis, compared to $547 million, or $53.88 per common share on a basic and diluted basis, in 2021. The $551 million, or 101%, increase was primarily due to our merger with CIT. Our return on average assets was 1.01% during 2022 compared to 1.00% during 2021. Our return on average common equity was 11.15% and 12.84% for 2022 and 2021, respectively.

●  Transformational Merger — We successfully completed the acquisition of CIT on January 3, 2022, our largest acquisition to date. CIT had consolidated total assets of approximately $53.24 billion as of December 31, 2021. This transformational merger brought together complementary strengths of both organizations, combining our robust retail franchise and full suite of banking products with CIT’s strong market position in nationwide commercial lending and direct digital banking. We substantially completed integration efforts in 2022 and are now focused on creating positive operating leverage by growing revenues and optimizing our operations.

●  Net Interest Income — Net interest income for the year ended December 31, 2022, was $2.95 billion, an increase of $1.56 billion, or 112%, compared to the same period of 2021. This increase was primarily due to the CIT merger, loan growth and higher yields on interest-earning assets, partially offset by higher rates paid on interest-bearing deposits and a decline in interest income on SBA-PPP loans.

●  Net Interest Margin Expansion — Net interest margin for the year ended December 31, 2022, was 3.14%, an increase of 48 basis points compared to 2.66% in 2021. The increase in net interest margin was driven by an increase in earning assets, improved earning asset yields and an improved mix of earnings assets given strong loan growth, partially offset by higher funding costs.

●  Noninterest Income Improvement — Noninterest income for the year ended December 31, 2022, was $2.14 billion, an increase of $1.63 billion compared to $508 million for 2021. The year ended December 31, 2022, includes a gain on acquisition of $431 million. The remaining increase was primarily driven by the added activity from the CIT merger, including rental income on operating lease equipment of $864 million.

●  Organic Loan Growth — Loan growth was strong in 2022 and loans totaled $70.78 billion at December 31, 2022, an increase of $38.41 billion, or 84%, since December 31, 2021, driven primarily by the addition of $32.71 billion in loans from the CIT merger and $5.70 billion in organic growth. During 2022, we continued to see growth in our branch network, as well as growth in our commercial bank from a number of our industry verticals, business capital, as well as growth in mortgage loans.

●  Asset Quality Remained Solid, But is Normalizing — Net charge-offs totaled 0.12% of average loans during 2022, up from 0.03% during 2021. The allowance for credit losses as a percentage of total loans was 1.30% at December 31, 2022, an increase of 75 basis points from 0.55% at December 31, 2021 primarily due to the loans and leases acquired in the CIT merger. Nonperforming assets as a percentage of total loans was 0.95% as of December 31, 2022, increasing from a historic low of 0.49% at December 31, 2021 due to both the CIT merger and an increase in problem assets.

●  Well-Capitalized — We remain well-capitalized with a total risk-based capital ratio of 13.18%, a Tier 1 risk-based capital ratio of 11.06%, a common equity Tier 1 ratio of 10.08% and a Tier 1 leverage ratio of 8.99% at December 31, 2022. During the second half of 2022, we returned $1.24 billion in capital to our stockholders with the execution of a share repurchase program where we repurchased 1,500,000 shares of our Class A Common.

2022 Executive Compensation Actions and Decisions

Compensation, Nominations and Governance (“CNG”) Committee Objectives	2022 CNG Committee Compensation Actions and Decisions in Support of Objectives

● Rewarding sustained long-term performance and long-term service and loyalty.

●  LTIP Award Payments and Grants. Approved the grant of new cash-based performance awards under FCB’s Long-Term Incentive Plan (the “LTIP”) for a three-year performance period (2022-2024) based on the same performance criteria as in prior years (growth in the tangible book value per share of our common stock plus cumulative dividends paid per share on the stock), but with increased performance goals as compared to awards in prior years to account for the impact of our merger with CIT on the attainability of performance goals.

●  Balancing business risk with sound financial policy and stockholders’ interests, and aligning the interests of our executive officers with the long-term interests of our stockholders by encouraging growth in the value of our company and our stockholders’ investments.

●  Continued Focus on Performance-Based Compensation Relative to Total Compensation. Recommended no increases for 2022 in the base salaries of our named executive officers, or the “target” opportunity levels of LTIP awards for the 2022-2024 performance period, but increased the individual “stretch” opportunity levels with respect to new performance-based LTIP awards.

●  LTIP Performance Goals. Continued to base LTIP performance awards primarily on the growth in tangible book value, which the CNG Committee believes is a key driver of long-term value, and increased the “target” and “stretch” performance goals for the 2022-2024 performance period.

● Enabling us to attract, motivate and retain qualified executive officers.

●  Merger Performance Plan. Approved the Merger Performance Plan (“MPP”) to motivate and reward eligible associates who have significant involvement in and responsibility for post-acquisition processes by offering them cash incentives dependent on realization of benefits to our company and stockholders of mergers we engage in. The Committee approved award opportunities under the MPP for the 2022 performance period with performance goals tied to timely achievement of integration and conversion milestones and the realization of merger cost savings and synergies, as well as individual performance, related to our merger with CIT.

Compensation, Nominations and Governance (“CNG”) Committee Objectives	2022 CNG Committee Compensation Actions and Decisions in Support of Objectives

● Providing compensation to our executive officers that is competitive with comparable financial services companies.

●  Future Pay Competitiveness. With the CNG Committee’s independent compensation consultant, continued to assess the future competitiveness of our executives’ compensation against larger regional financial institutions with which we compete following our merger with CIT.

Corporate Governance Highlights

Board Structure

●  Annual Election of all Directors. Directors are elected for one-year terms.

●  Retirement Policy. No person is eligible to stand for election as a director at any stockholder meeting following the calendar year in which he or she reaches 75 years of age, subject to waivers that the Board considers compelling.

●  Board and Committee Evaluation. The CNG Committee conducts annual Board and committee performance self-assessments encompassing duties and responsibilities, Board and committee structure, culture, process and execution.

Director Independence

●  Independent Director Nominees. Nine of 13 director nominees are independent.

●  Annual Independence Determination. The CNG Committee reviews the independence of outside directors each year in connection with the Boards’ annual determination of director independence.

●  Annual Election of Lead Independent Director. Independent directors each year elect a Lead Independent Director who has broad authority and responsibility over Board governance and operation.

●  Key Committees Independent. Independent directors comprise 100% of each of the Audit, CNG and Risk Committees.

●  Regular Executive Sessions. Independent directors meet in executive session on a regular basis without members of management present.

●  Ability to Hire Outside Experts and Consultants. Independent directors and committees have the ability to hire outside experts and consultants and conduct independent investigations.

●  Interaction with Senior Executives and Associates. Directors have significant interaction with senior executives and access to other associates.

Other Governance Practices

●  Clawback Policy. The clawback policy included in our Incentive Compensation Policy (which we expect to amend during 2023 to conform to new listing requirements to be adopted by The Nasdaq Stock Market) permits us to recoup certain incentive compensation payments in the event that a significant accounting restatement occurs due to material non-compliance with any financial reporting requirement under Federal securities laws, a performance metric or calculation used in determining performance-based compensation was materially inaccurate, or a significant violation of our Code of Ethics, as determined by the CNG Committee, results in a financial or reputational impact on FCB.

●  CEO Evaluations. The CNG Committee conducts annual evaluations of our CEO’s performance.

●  Human Capital Management. The Risk Committee, through the Operational Risk and Compliance Risk Committees, and with the Human Resources Department, oversees human capital management risks, including strategies and initiatives on hiring, retention, inclusion, equity and diversity, associate well-being, and engagement.

●  Cyber Risk/Business Continuity. The Risk Committee periodically reviews information security policies and technology risk management programs and practices that are designed to protect data, records, and proprietary information, and it reviews reports on our business continuity and disaster recovery program that is designed to safeguard against disruptions such as cyber events, natural disaster and man-made events.

●  Stock Ownership Requirement. Each director is encouraged to own an amount of our stock that is significant in light of his or her financial means.

●  No Hedging of our Common Stock. Our hedging policy prohibits our directors and executive officers from hedging any shares of our common stock.

●  No Pledging of our Common Stock. Our pledging policy generally prohibits any director or executive officer from pledging any shares of our common stock that he or she owns or controls, subject to “grandfathered” pledges and exceptions approved by the Audit Committee for pledge arrangements that are not reasonably likely to pose a material risk to our company or the market for our common stock.

Proxy Statement Definitions

In this proxy statement, except where the context indicates otherwise:

●	“you,” “your” and similar terms refer to the stockholder receiving it;

●	“we,” “us,” “our” and similar terms refer to First Citizens BancShares, Inc. and, as the context may require, collectively to us and First-Citizens Bank & Trust Company, our bank subsidiary;

●	“FCB” refers to First-Citizens Bank & Trust Company;

●

“FCB-SC” refers to the former First Citizens Bank and Trust Company, Inc., Columbia, South Carolina, which, along with its parent holding company, First Citizens Bancorporation, Inc., we acquired in a merger transaction during 2014;

●

“CIT” refers to CIT Group Inc. and, as the context may require, collectively to CIT and CIT Bank, N.A., OneWest Bank, and Mutual of Omaha Bank, CIT’s former bank subsidiaries, which we acquired in a merger effective on January 3, 2022; and

●	“SEC” refers to the Securities and Exchange Commission.

PROPOSAL 1: ELECTION OF DIRECTORS

Our Board of Directors recommends that you vote “FOR” each of the nominees named below.

General

Our Bylaws provide that:

●

our Board of Directors will consist of not less than five nor more than 30 members, and our Board is authorized to set and change the actual number of our directors from time to time within those limits; and

●

our directors are elected each year at the Annual Meeting for terms of one year or until their deaths, resignations, retirements, removals or disqualifications, or until their successors have been duly elected and qualified.

Our company and FCB each has a board of directors. Historically, the membership of FCB’s Board has been the same as the membership of our Board, and we expect that to continue. Accordingly, we expect to appoint the nominees elected to our Board at the Annual Meeting to also serve as members of the Board of FCB for the year following the meeting.

During 2022, our Board of Directors consisted of 14 directors and the Board has set the number of our directors at 13 for the year following the Annual Meeting. Following the recommendation of our Compensation, Nominations and Governance Committee, our Board has nominated 13 of our current directors named below for re-election at the Annual Meeting. The nominees include Dr. Eugene Flood, Jr., who was appointed as a director effective January 1, 2023, to fill the vacancy resulting from the retirement of Daniel L. Heavner on December 31, 2022. Our fourteenth current director, Vice Admiral John R. Ryan, USN (Ret.), who was nominated after he reached age 75 pursuant to a waiver of the Board’s previous retirement policy, has not been nominated for reelection at the Annual Meeting. If before the Annual Meeting any nominee becomes unable or unwilling to serve as a director for any reason, including without limitation death, resignation, withdrawal or removal, and if a substitute nominee is not named by our Board, the number of directors to be elected at the Annual Meeting will be reduced accordingly.

Nominees

In recommending that our Board of Directors nominate our 13 directors named below for re-election, the Board’s Compensation, Nominations and Governance Committee considered a number of factors, including each director’s individual qualifications, attributes, and skills described in their listings below and the other factors described under the caption “COMMITTEES OF OUR BOARD — Compensation, Nominations and Governance Committee.” Additionally, with respect to nominees who were members of our Board during 2022, the Committee considered each director’s preparedness for, engagement in, and contributions to meetings and deliberations of the Boards and committees on which they serve. Set forth below is a listing of and information about each of the 13 nominees.

Ellen R. Alemany Our and FCB’s Vice Chairwoman

PRINCIPAL OCCUPATION

∎  First Citizens BancShares and FCB

∎  Special Advisor to our Chairman and CEO (effective January 1, 2023)

∎  Former Vice Chairwoman (January through December 2022)

∎  Employed by FCB since 2022

∎  CIT Group Inc. and its subsidiary, CIT Bank, N.A.

∎  Chairwoman and Chief Executive Officer (2016-2022)

∎  Director, CIT Group Inc. (2014-2022)

∎  RBS Americas (“RBS”)

∎  Head of management structure that oversees Royal Bank of Scotland’s American business (2007-2013)

∎  RBS Citizens Financial Group, Inc. (subsidiary of RBS)

∎  Chief Executive Officer and Chairwoman (2008-2013)

∎  CitiGroup (1987-2007)

∎  Chief Executive Officer, Global Transaction Services (2006-2007)

∎  Executive Vice President, Commercial Business Group (2003-2006)

∎  President and Chief Executive Officer, CitiCapital (2001-2006)

KEY EXPERIENCE AND QUALIFICATIONS

∎ Visible and active community leader:  Extensive community and public leadership experience, including as a member of the Global Board of Advisors of Operation Hope.

∎ Management and financial experience:  Over 42 years of management experience in banking and financial services, including chief executive experience with a large, multinational commercial bank, as well as global financial management and regulatory experience.

∎ Corporate governance expertise:  Service on boards of directors and board committees of public companies and large nonprofits.

OTHER PROFESSIONAL EXPERIENCE AND COMMUNITY INVOLVEMENT

∎  Director, Center for Discovery and Partnership for New York City

∎  Member, Global Board of Advisors of Operation Hope

∎  Member, Advisory Board of the Mayor’s Fund to Advance New York City

∎  Member, Board of Trustees for The Conference Board

∎  Former Director, Automatic Data Processing, Inc.

Age:  67

Director Since:  January 2022

Independent Director:  No

Current Board Committee Service:

∎  None

Other Current Public Company Directorships

∎ Fidelity National Information Services, Inc.

∎  Dun & Bradstreet Holdings, Inc.

John M. Alexander, Jr.

PRINCIPAL OCCUPATION

∎ Manager, McKnitt and Associates, LLC (commercial real estate)

∎ Former Chairman and Chief Executive Officer, Cardinal International Trucks, Inc. (truck dealer)

KEY EXPERIENCE AND QUALIFICATIONS

∎ Visible and active community leader:  Extensive community and public leadership experience includes service as a member of the North Carolina State Senate.

∎ Management and financial experience:  More than 50 years in managing and operating a successful truck dealership.

∎ Corporate governance expertise:  Service on boards of directors and board committees of not-for-profit entities and foundations.

OTHER PROFESSIONAL EXPERIENCE AND COMMUNITY INVOLVEMENT

∎  Former member, North Carolina State Senate

∎  Member, Board of Trustees, YMCA of the Triangle

Age: 73 Director Since: 1990 Independent Director: Yes Current Board Committee Service: ∎ Audit Committee ∎ Trust Committee of FCB’s Board (Chairman) Other Current Public Company Directorships ∎ None

Victor E. Bell III

PRINCIPAL OCCUPATION

∎ Chairman and President, Marjan, Ltd. (real estate and other investments)

KEY EXPERIENCE AND QUALIFICATIONS

∎ Management and financial experience:  More than 41 years managing, operating and growing a family-owned real estate and investment business.

∎ Market expertise:  Familiarity with real estate, real estate-related investment, the medical community and area universities.

∎ Corporate governance expertise:  Service on boards of directors and board committees of not-for-profit entities and foundations.

OTHER PROFESSIONAL EXPERIENCE AND COMMUNITY INVOLVEMENT

∎  Board of Visitors, Saint Mary’s School

∎  Chairman and President, North Carolina Museum of History Foundation

∎  Chairman and President, Ravenscroft Foundation

∎  Vice Chairman, A. E. Finley Foundation

∎  Member, Board of Trustees, YMCA of the Triangle

∎  Chairman and President, White Memorial Presbyterian Church Foundation

∎  Past Member, Board of Visitors, UNC Lineberger Comprehensive Cancer Center

Age:  66

Director Since:  2002

Independent Director:  Yes

Current Board Committee Service:

∎ Compensation, Nominations and Governance Committee

∎ Risk Committee

Other Current Public Company Directorships

∎  None

Peter M. Bristow Our and FCB’s President

PRINCIPAL OCCUPATION

∎  First Citizens BancShares and FCB

∎  President (since 2014)

∎  Employed by FCB since 2014

∎  First Citizens Bancorporation, Inc. and FCB-SC

∎  Executive Vice President and Chief Operating Officer (2001-2014)

KEY EXPERIENCE AND QUALIFICATIONS

∎ Strong leader with extensive management and financial experience:
More than 31 years in the banking industry in various leadership positions.

∎ Market Expertise:  Intimate knowledge of FCB’s South Carolina and Georgia banking markets.

∎ Corporate governance expertise:  Service on boards of directors and board committees of not-for-profit entities and foundations.

∎ Significant family ownership in our company.

OTHER PROFESSIONAL EXPERIENCE AND COMMUNITY INVOLVEMENT

∎  Director, North Carolina Community Foundation

∎  Member, Board of Trustees, Saint Mary’s School

∎  Director, North Carolina Museum of Art Foundation

Age:  57

Director Since:  2014

Independent Director:  No

Current Board Committee Service:

∎  None

Other Current Public Company Directorships

∎  None

Family Relationship:

∎ Mr. Bristow is the brother-in-law of Mr. Holding and Mrs. Bryant

Hope H. Bryant Our and FCB’s Vice Chairwoman

PRINCIPAL OCCUPATION

∎  First Citizens BancShares and FCB

∎  Vice Chairwoman (since 2011)

∎  Executive Vice President (2002-2011)

∎  Employed by FCB since 1986

KEY EXPERIENCE AND QUALIFICATIONS

∎ Strong leader with extensive management and financial experience:  Over 32 years of experience with FCB, including managing expansion into new markets and as President of our former subsidiary, IronStone Bank.

∎ Visible and active community leader:  Extensive community and industry leadership experience, including past service on the board of directors of the North Carolina Bankers Association.

∎ Corporate governance expertise:  Service on boards of directors and board committees of not-for-profit entities and foundations and non-public community financial institutions.

∎ Other Financial Institution Experience:  Serves as a director of Southern BancShares (N.C.), Inc., and Fidelity BancShares (N.C.), Inc., and their respective bank subsidiaries.

∎ Significant personal ownership in our company.

OTHER PROFESSIONAL EXPERIENCE AND COMMUNITY INVOLVEMENT

∎  Board of Advisors, YMCA of the Triangle

∎  Member, President’s Council, 2022 U.S. Women’s Open

∎  Member, Board of Trustees, Woodberry Forest School

∎  Past Member, Ravenscroft School Advisory Board

∎  Past Director, North Carolina Bankers Association

Age:  60

Director Since:  2006

Independent Director:  No

Current Board Committee Service:

∎  Executive Committee

∎  Trust Committee of FCB’s Board

Other Current Public Company Directorships

∎  None

Family Relationship:

∎ Mrs. Bryant is the sister of Mr. Holding and the sister-in-law of Mr. Bristow

Michael A. Carpenter

PRINCIPAL OCCUPATION

∎  Retired banking executive

∎  Ally Financial, Inc.

∎  Chief Executive Officer and Director (2009-2015)

∎  CitiGroup (1998-2006)

∎  Chairman and Chief Executive Officer, Citigroup Alternative Investments (2002-2006)

∎  Chairman and Chief Executive Officer, Citigroup’s Global Corporate and Investment Bank (1998-2002)

KEY EXPERIENCE AND QUALIFICATIONS

∎ Visible and active community leader:  Extensive community and public leadership experience including as Chairman of the Board of Year Up South Florida, a not-for-profit offering students a pathway to success.

∎ Management and financial experience:  Over 36 years of experience in executive management, finance, asset management and restructurings, as well as expertise in capital markets and capital management.

OTHER PROFESSIONAL EXPERIENCE AND COMMUNITY INVOLVEMENT

∎  Chairman, Year Up South Florida

∎  Director, Rewards Network

∎  Director, Client 4 Life Group

∎  Director, Validity Capital

∎  Chairman, Law Finance Group

∎  Former Director, CIT Group Inc. and subsidiary CIT Bank, N.A.

∎  Former Board Member, US Stock Exchange

∎  Former Director, General Signal Corp

∎  Former Director, Loews Cineplex

∎  Former Director, New York City Investment Fund

∎  Former Director, US Retirement Partners

Age: 75 Director Since: January 2022 Independent Director: Yes Current Board Committee Service: ∎ Audit Committee Other Current Public Company Directorships ∎ AutoWeb, Inc.

H. Lee Durham, Jr. Audit Committee Financial Expert

PRINCIPAL OCCUPATION

∎  Retired Certified Public Accountant

∎  Former partner, PricewaterhouseCoopers LLP

KEY EXPERIENCE AND QUALIFICATIONS

∎  Extensive financial and accounting experience:  32 years in public accounting with a significant portion dedicated to bank and public company clients.

∎ Corporate governance experience:  Has served as director, chairman of the audit committee, chairman of the nominations and corporate governance committee, member of the compensation committee and lead independent director of another public financial services company.

OTHER PROFESSIONAL EXPERIENCE AND COMMUNITY INVOLVEMENT

∎  Past Director, Charlotte Regional Sports Commission

∎  Past Member, North Carolina Innovation Council

Age:  74

Director Since:  2003

Independent Director:  Yes

Current Board Committee Service:

∎ Audit Committee (Chairman)

∎ Compensation, Nominations and Governance Committee

∎ Executive Committee

Other Current Public Company Directorships

∎  None

Dr. Eugene Flood, Jr.

PRINCIPAL OCCUPATION

∎  Managing Partner, A Cappella Partners (family office focused on business, for profit and not-for-profit board activity, community services and philanthropic efforts) (since 2013)

∎  Senior Advisor, Selby Lane Digital, Inc. (investment adviser in alternatives space) (since 2022)

∎  Managing Partner, Next Sector Capital (investment fund) (2015-2022)

∎  President and Chief Executive Officer, Smith Breeden Associates (asset management firm) (2000-2011)

∎  TIAA-CREF (asset management and retirement planning firm)

∎  Executive Vice President (2011-2012)

∎  Member, CREF Board of Trustees and CREF Mutual Fund Board of Trustees (2004-2011)

∎  Morgan Stanley (investment banking and financial services firm) (1987-1999)

∎  Assistant Professor of Finance, Stanford Business School (1982-1987)

KEY EXPERIENCE AND QUALIFICATIONS

∎ Extensive investment management and financial expertise:  31 years in the asset management industry

∎ Academic background:  With a PhD from MIT, has an academic background in economics, which enables him to provide valuable insights on global macroeconomic trends, business strategy, business expansion and financial matters.

∎ Corporate governance:  Service on board of directors and its committees for a publicly traded company; prior board of trustees experience for large organization; service on nonprofit advisory and foundation boards

OTHER PROFESSIONAL EXPERIENCE AND COMMUNITY INVOLVEMENT

∎  Director, Chairman of Risk Committee and Member of Audit Committee, of Janus Henderson Group plc Board of Directors

∎  Director, Grubb Properties (real estate investment manager)

∎  Chairman, Advisory Board, Institute for Global Health and Infectious Diseases, University of North Carolina at Chapel Hill

∎  Member, Board of Trustees, Research Corporation for Science Advancement

∎  Member, Investing Committee, Boston Children’s Hospital

∎  Member, Steering Board, Eshelman Institute

∎  Member, Advisory Council of the Milken Center for Advancing the American Dream

∎  Member, Advisory Board of C Street Advisory Group

∎  Former Trustee, Financial Accounting Foundation

∎  Former Director, The Foundation of the Carolinas

Age:  67

Director Since:  2023

Independent Director:  Yes

Current Board Committee Service:

∎  Risk Committee

∎  Trust Committee of FCB’s Board

Other Current Public Company Directorships

∎  Janus Henderson Group plc

Frank B. Holding, Jr. Our and FCB’s Chairman and and Chief Executive Officer

PRINCIPAL OCCUPATION

∎  First Citizens BancShares and FCB

∎  Chairman (since 2009)

∎  Chief Executive Officer (since 2008)

∎  President (1994-2009)

∎  Employed by FCB since 1983

KEY EXPERIENCE AND QUALIFICATIONS

∎ Strong leader with extensive management and financial experience:  Over 39 years of experience with FCB. Has an intimate knowledge of our business and its culture, values, goals and strategic operations.

∎ Visible and active community leader:  Service on boards of directors and board committees of not-for-profit entities and foundations.

∎ Corporate governance expertise:  Extensive public and business leadership experience including serving as a director and member of various committees of other public and non-public companies.

∎ Significant personal ownership in our company.

OTHER PROFESSIONAL EXPERIENCE AND COMMUNITY INVOLVEMENT

∎  Member, Advisory Board, Duke Energy Corporation

∎  Chairman, Board of Trustees, Blue Cross and Blue Shield of North Carolina

∎  Director, Global Transpark Foundation

∎  Director, Mount Olive Pickle Company

∎  Past Trustee, Wake Forest University

∎  Past Director (former Chairman), North Carolina Chamber Foundation

∎  Past Director (former Chairman), North Carolina Chamber of Commerce

∎  Past Vice Chairman and Director, Institute for Defense and Business

Age:  61

Director Since:  1993

Independent Director:  No

Current Board Committee Service:

∎  Executive Committee (Chairman)

Other Current Public Company Directorships

∎  None

Family Relationship:

∎  Mr. Holding is the brother of Mrs. Bryant and the brother-in-law of Mr. Bristow

Robert R. Hoppe Risk Management Expert

PRINCIPAL OCCUPATION

∎  Retired Certified Public Accountant

∎  Former partner, PricewaterhouseCoopers LLP

KEY EXPERIENCE AND QUALIFICATIONS

∎ Extensive financial and accounting experience:  34 years in public accounting serving clients in the public, private, nonprofit and governmental sectors and industries, including manufacturing, healthcare, distribution, utilities and smaller financial service clients.

∎ Corporate governance experience:  Prior service as director and vice chairman of the audit and risk committees for another financial institution. Active in civic and professional organizations throughout his career.

OTHER PROFESSIONAL EXPERIENCE AND COMMUNITY INVOLVEMENT

∎  Director (past Chairman), Salvation Army of Greater Charlotte

∎  Former director of First Citizens Bancorporation, Inc. and FCB-SC

Age: 71 Director Since: 2014 Independent Director: Yes Current Board Committee Service: ∎ Executive Committee ∎ Risk Committee (Chairman) Other Current Public Company Directorships ∎ None

Floyd L. Keels

PRINCIPAL OCCUPATION

∎ Retired

∎ Former President and Chief Executive Officer, Santee Electric Cooperative, Inc. (electric power provider)

KEY EXPERIENCE AND QUALIFICATIONS

∎ Extensive management and business experience:  Over 40 years in the electric utilities industry including 16 years as President and Chief Executive Officer of Santee Electric Cooperative, Inc. headquartered in Kingstree, South Carolina.

∎ Visible and active community leader:  Service on boards of directors of not-for-profit entities and foundations.

∎ Corporate governance experience:  Prior service as director and member of the Community Reinvestment Committee for another financial institution.

OTHER PROFESSIONAL EXPERIENCE AND COMMUNITY INVOLVEMENT

∎  President of the Board, William Penn Harrison Scholarship Fund

∎  Director, Greater Lake City Alliance

∎  Board Member, Francis Marion University Development Foundation

∎  Past Director and Treasurer, Eastern Carolina Community Foundation

∎  Former director of First Citizens Bancorporation, Inc. and FCB-SC

Age: 75 Director Since: 2014 Independent Director: Yes Current Board Committee Service: ∎ Audit Committee ∎ Trust Committee of FCB’s Board Other Current Public Company Directorships ∎ None

Robert E. Mason IV

PRINCIPAL OCCUPATION

∎ Chairman and past Chief Executive Officer, Robert E. Mason and Associates, Inc. (industrial automation and engineering services)

KEY EXPERIENCE AND QUALIFICATIONS

∎ Extensive management and business experience:  Over 36 years of experience in managing, operating and growing a successful industrial automation and engineering services business with a national and international business perspective.

∎ Corporate governance experience:  Service on boards of directors and board committees of not-for-profit entities and foundations.

OTHER PROFESSIONAL EXPERIENCE AND COMMUNITY INVOLVEMENT

∎  Board Member, Crosland Foundation

∎  Past Member, Board of Trustees, Episcopal High School, Alexandria, VA

∎  Former Member, Advisory Board of UNC Charlotte Lee College of Engineering

Age:  64

Director Since:  2007

Independent Director:  Yes

Current Board Committee Service:

∎ Compensation, Nominations and Governance Committee

∎ Risk Committee

Other Current Public Company Directorships

∎ None

Robert T. Newcomb Lead Independent Director

PRINCIPAL OCCUPATION

∎  Former President and owner and current employee, Newcomb and Company (mechanical contractors)

KEY EXPERIENCE AND QUALIFICATIONS

∎ Extensive management and business experience:  Over 32 years of experience in managing, operating and growing a successful mechanical contracting company.

∎ Corporate governance experience:  Service on boards of directors and board committees of not-for-profit entities.

OTHER PROFESSIONAL EXPERIENCE AND COMMUNITY INVOLVEMENT

∎  Director, Raleigh Cemetery Association (Oakwood Cemetery)

∎  Member, Board of Trustees (former Annual Campaign Chair), YMCA of the Triangle

Age:  62

Director Since:  2002

Independent Director:  Yes

Current Board Committee Service:

∎ Compensation, Nominations and Governance Committee (Chairman)

∎  Audit Committee

∎ Executive Committee

Other Current Public Company Directorships

∎ None

Our Board of Directors unanimously recommends that you vote “FOR” each of the 13 nominees named above.

The 13 nominees who receive the highest numbers of votes will be elected.

CORPORATE GOVERNANCE

Our Board of Directors has adopted Corporate Governance Guidelines that, together with our Bylaws, establish various processes related to the structure and leadership of our Board and the governance of our organization.

Director Independence

Determination of Independent Directors. Our Corporate Governance Guidelines require that a majority of the members of our Board be “independent” and that each year our Board review transactions, relationships, and other arrangements involving our directors and determine which of the directors the Board considers to be independent. In making those determinations, the Board applies the independence criteria contained in the listing requirements of The Nasdaq Stock Market (“Nasdaq”). The Board has directed our Compensation, Nominations and Governance Committee to assess each outside director’s independence each year and report its findings to the Board in connection with the Board’s annual determinations. In addition, between those annual determinations, the Committee is directed to monitor the status of each director on an ongoing basis and inform the Board of changes in factors or circumstances that may affect a director’s ability to exercise independent judgment in carrying out his or her duties as a director. The following table lists our current directors and persons who served as directors during 2022 whom our Board believes were during their terms of office, and will be if re-elected, “independent” directors under Nasdaq’s criteria.

John M. Alexander, Jr.	Dr. Eugene Flood, Jr.	Floyd L. Keels
Victor E. Bell III	Daniel L. Heavner	Robert E. Mason IV
Michael A. Carpenter	Robert R. Hoppe	Robert T. Newcomb
H. Lee Durham, Jr.		Vice Admiral John R. Ryan, USN (Ret.)

In addition to the specific Nasdaq criteria, in assessing each director’s or nominee’s independence, the Compensation, Nominations and Governance Committee and the Board consider whether they believe transactions that are disclosable in our proxy statements as “related person transactions,” as well as any other transactions, relationships, arrangements or other factors known to the Committee or the Board, could impair that director’s ability to exercise independent judgment in carrying out his or her duties as a director. In its determination that our current directors named above are independent, the Committee and the Board considered those transactions and relationships described or referenced below under the heading “TRANSACTIONS WITH RELATED PERSONS,” as well as: (1) FCB’s lending relationships with directors who are loan customers and whose loans are subject to laws and regulations pertaining to loans to directors of banks (including the requirement that those loans be approved by a majority of FCB’s full Board); and (2) services in connection with the construction or renovation of facilities owned, leased, or managed by FCB that are provided from time to time on a competitive bid basis, as a mechanical subcontractor through unrelated general contractors, by a company previously owned by Mr. Newcomb which he sold during 2016 but has remained with as an employee to provide consultation to the new owner.

Executive Sessions of Independent Directors. Our independent directors meet separately in executive session, without the Chairman, other members of management, or non-independent directors, in conjunction with each regular quarterly meeting of our Board. At their discretion, they may hold additional separate meetings, and such a meeting will be held at the request of any independent director.

Lead Independent Director. Under our Corporate Governance Guidelines, if the Chairman elected by our Board is not an independent director, then each year our Compensation, Nominations and Governance Committee will nominate and our independent directors will select a separate “Lead Independent Director.” Robert T. Newcomb, who currently serves as Chairman of our Compensation, Nominations and Governance Committee, has been designated and currently serves as our Lead Independent Director.

Under the Guidelines, the duties of our Lead Independent Director include:

●	convening and presiding at executive sessions and separate meetings of our independent directors, and serving as the liaison between the independent directors and our Chairman and management;

●	consulting with the Chairman regarding decisions reached, or suggestions made, at executive sessions and separate meetings of independent directors;

●	consulting with the Chairman regarding the schedule, agenda, and information for Board meetings;

●	consulting with the Chairman with respect to consultants who may report directly to the Board;

●	consulting with the Chairman and management as to the quality, quantity, and timeliness of information provided to the Board by management;

●	being available, as appropriate, for communications with our stockholders; and

●	performing such other duties and exercising such other authority as is described elsewhere in the Guidelines and as the Board may from time to time determine.

A special meeting of the Board or any committee of the Board, or of the independent directors, will be called at the Lead Independent Director’s request. Also, while our Chairman sets the agenda for each Board meeting and any director may propose agenda items, a matter will be placed on the agenda for any Board or committee meeting at the Lead Independent Director’s request.

Board Leadership Structure

Our and FCB’s Boards perform their oversight roles through various committees whose members are appointed by the Boards after consideration of the recommendations of our independent Compensation, Nominations and Governance Committee. Those committees may be established as separate committees of our or FCB’s Board or as joint committees of the Boards. Each Board annually elects a Chairman whose duties are described in our and FCB’s Bylaws and, currently, our Chief Executive Officer, Frank B. Holding, Jr., serves as Chairman of both Boards. Mr. Holding has served as our Chairman since 2009. Although our Bylaws contemplate that our Chairman will be considered an officer, under our Corporate Governance Guidelines our Board will exercise its judgment and discretion in the selection of its Chairman and may select any of its members as Chairman. The Board has no formal policy as to whether our Chief Executive Officer will or may serve as Chairman or whether any other director, including an independent director, may be elected to serve as Chairman.

In practice our Board has found that having a combined Chairman and Chief Executive Officer role allows for more productive board meetings. As Chairman, Mr. Holding is responsible for leading board meetings and meetings of stockholders, generally setting the agendas for board meetings (subject to the requests from our Lead Independent Director and other directors), and providing information to the other directors in advance of meetings and between meetings. Mr. Holding’s direct involvement in our operations makes him best positioned to lead strategic planning sessions and determine the time allocated to each agenda item in discussions of our short- and long-term objectives. As a result, our Board currently believes that maintaining a structure that combines the roles of Chairman and Chief Executive Officer is the appropriate leadership structure for our company.

Because our Chief Executive Officer currently serves as Chairman and members of our management beneficially own large percentages of our voting stock, our Board recognizes the potential for management’s influence over the Boards and the Boards’ processes to diminish the effectiveness of our independent directors and the independent directors’ ability to influence our policies and the Boards’ decisions. As a result, and as required by our Corporate Governance Guidelines, our independent directors have designated a separate Lead Independent Director who has the duties and authority described above under the caption “Lead Independent Director,” including the calling of meetings of the Boards and their committees and placement of matters on the agendas for Board and committee meetings.

Our independent directors meet regularly in executive session, giving them opportunities to discuss any concerns without management being present, and, as described below under the heading “COMMITTEES OF OUR BOARDS,” all matters pertaining to executive compensation, the selection of nominees for election as directors, the appointment of members of Board committees, the approval of transactions with related persons, and various other governance matters, are subject to the review and approval or recommendation of Board committees made up entirely of independent directors. Our Corporate Governance Guidelines also provide that:

●

all independent directors have full access to any member of management and to our and FCB’s independent accountants and internal auditors for the purpose of discussing and understanding issues relating to our business;

●

upon request, our management will arrange for our outside advisors to be made available for discussions with the Board, any Board committee, our independent directors as a group, or individual directors; and

●

the Boards, each Board committee, and our independent directors as a group, in each case by a majority vote, have the authority to retain independent advisors from time to time, at our expense, who are separate from and unrelated to our regular advisors.

Our Board believes the provisions described above enhance the effectiveness of our independent directors and provide for a leadership structure that is appropriate for our company, without regard to whether our Chairman is an independent director.

Director Retirement Policy

Pursuant to an amendment and restatement of our director retirement policy approved by the Board during January 2023, no person is eligible to stand for election to the Board at any stockholder meeting following the calendar year in which he or she reaches age 75. Prior to the amendment and restatement, directors were subject to mandatory retirement effective on December 31 of the year during which they reached age 75. Daniel L. Heavner reached age 75 during 2022 and retired from the Board effective December 31, 2022. The retirement policy may be waived by the Board for reasons that it considers compelling and, in connection with the appointment of Michael A. Carpenter and Vice Admiral John R. Ryan, USN (Ret.), former directors of CIT, to serve as our directors following our merger with CIT, the Board waived the retirement policy with respect to each of them until the 2023 Annual Meeting. Because of his extensive large bank experience and valuable perspective as we continue the process of integrating the operations of CIT into FCB, the Board found compelling reasons to extend the waiver for an additional year with respect to Mr. Carpenter, who reached age 75 during 2022, and has nominated him for reelection at the Annual Meeting. Mr. Ryan reached age 77 during 2022 and is not a nominee for reelection at the Annual Meeting.

Service on Other Public Company Boards

Our Corporate Governance Guidelines do not restrict directors’ abilities to serve on the boards of other companies. However, the Guidelines state our expectation that our directors’ service as directors of other companies may not interfere with their ability to devote the time and attention required to fulfill their duties and responsibilities to us and our stockholders. As indicated in the table below, during the past five years certain of our current directors have served, and continue to serve, on the boards of other public companies.

Director	Service as Director of Another Public Company

Ellen R. Alemany (1)	Fidelity National Information Services, Inc. (since 2014) Dun & Bradstreet Holdings, Inc. (since 2021)

Michael A. Carpenter (1)	AutoWeb, Inc. (since 2012) SVF Investment Corp 3 (2021-2022)

Dr. Eugene Flood, Jr.	Janus Henderson Group plc (since 2017)

Vice Admiral John R. Ryan, USN (Ret.) (1)	Barnes & Noble Education, Inc. (since 2015)
(1)	Mrs. Alemany, Mr. Carpenter and Mr. Ryan also served as directors of CIT until consummation of our merger with CIT effective January 3, 2022.

Boards’ Role in Risk Management

Risk is inherent in any business. We are subject to extensive regulation specific to the banking industry that requires us to assess and manage the risks we face, and, during their periodic examinations, our banking regulators assess our and the Boards’ performance in that regard. As more fully described in our Annual Report on Form 10-K for the year ended December 31, 2022, which accompanies this proxy statement, our merger with CIT more than doubled our assets and significantly increased the breadth and complexity of our business and has increased regulatory scrutiny of our risk management process. Our Boards strive to ensure that risk management is a part of our business culture and that our policies and procedures for identifying, assessing, monitoring, and managing risk are part of the decision-making process. As is the case with other management functions, and with accountability and support from all company associates, our senior management has primary responsibility for day-to-day management of the risks we face. However, the Boards’ role in risk oversight is an integral part of our overall Risk Management Framework. The Boards administer their risk oversight function primarily through committees which may be established as separate or joint committees of our and/or FCB’s Boards, including a joint Risk Committee.

The Boards’ Risk Committee has adopted and approved our Risk Management Framework and has approved our Risk Appetite Framework and Statement and recommended them to our Boards for final approval. The Risk Committee structure is designed to allow for information flow and escalation of risk-related issues. The Risk Committee monitors adherence to our Risk Management Framework and Risk Appetite Framework and Statement and provides a report on risk management to the Boards on at least a quarterly basis, and our Chief Risk Officer provides regular reports to the Boards and our Executive Committee. Management and independent risk functions make regular reports to the Risk Committee on key risk areas, such as capital, liquidity, market, credit, compliance, and operational risks, including human capital and cyber risks. In addition, the Risk Committee may coordinate with the Audit Committee for the review of financial statement and related risks, information security, and other areas of joint responsibility, and with the Compensation, Nominations and Governance Committee for review of compensation and corporate governance-related risks. Information regarding the function and responsibilities of these three committees is contained below under the heading “COMMITTEES OF OUR BOARDS.”

We believe our regulatory environment and our committee structure result in our Boards being more active in risk management oversight than the boards of corporations that are not regulated, or that are not regulated as extensively, as financial institutions. The involvement of our committees in the Boards’ oversight function enhances our Boards’ effectiveness and leadership structure by providing opportunities for outside directors to become more familiar with our and FCB’s critical operations and more engaged in the Boards’ activities with respect to risk management.

Attendance by Directors at Meetings

Board of Directors Meetings. Our Board of Directors met five times during 2022. Our Corporate Governance Guidelines provide that directors are expected to regularly attend meetings of the Boards and of the committees on which they serve (subject to circumstances that make their absence unavoidable), to review materials provided to them in advance of meetings, and to participate actively in discussions at meetings and in the work of the committees on which they serve. During 2022, 12 of our then-current directors attended 100%, while two directors attended 89% and 94%, respectively, of the aggregate number of meetings held during their terms of office by our Board and any committees of the Boards on which they served.

Annual Meetings. Attendance by our directors at Annual Meetings of our stockholders gives directors an opportunity to hear the concerns of stockholders who attend those meetings, and it gives those stockholders access to our directors that they may not have at any other time. In order to facilitate directors’ attendance, we schedule our Annual Meetings on the same dates as regular meetings of the Boards of Directors. Our Board recognizes that our outside directors have their own business interests and are not our associates, and that it is not always possible for them to attend Annual Meetings. However, our Board believes that attendance by directors at our Annual Meetings is beneficial to us and to our stockholders, and our Corporate Governance Guidelines provide that our directors are strongly encouraged to attend each Annual Meeting. Each of our 14 then-current directors participated in our last Annual Meeting which was held virtually during April 2022.

Communications with Our Board

Our Board of Directors encourages our stockholders to communicate their concerns and other matters related to our business, and the Board has established a process by which you may send written communications to the Board or to one or more individual directors. You may address and mail your communication to:

Board of Directors

First Citizens BancShares, Inc.

Attention: Corporate Secretary

Post Office Box 27131 (Mail Code FCC22)

Raleigh, North Carolina 27611-7131

You also may send communications by email to fcbdirectors@firstcitizens.com. You should indicate whether your communication is directed to the entire Board of Directors, to a particular committee of the Board or its Chairman, or to one or more individual directors. All communications will be reviewed by our Corporate Secretary and, with the exception of communications our Corporate Secretary considers to be unrelated to our or FCB’s business, forwarded to the intended recipients.

Code of Ethics

Our Board of Directors has adopted three codes of ethics that apply separately to our and FCB’s financial officers, directors, and all associates (including our financial officers), respectively. Copies of the three Codes are posted on FCB’s website and may be found at ir.firstcitizens.com/corporate-governance/governance-documents. We have a separate Non-Employee Workers Code of Ethics that applies to all non-associates engaged on a temporary basis through a contractual agreement to provide services to FCB. Both the Financial Officers Code of Ethics and Associates Code of Ethics cover our Chief Executive Officer, Chief Financial Officer, Treasurer, and other senior financial officers who have primary responsibility for our financial reporting and accounting functions. Among other things, all four Codes are intended to promote:

●	honest and ethical conduct;

●	the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

●	full, fair, accurate, timely, and understandable disclosure in reports and documents that we file with or submit to the SEC and banking regulators and in other public communications we make;

●	compliance with applicable governmental laws, rules and regulations;

●

prompt internal reporting of violations of the Codes and accounting issues to the Boards’ Audit Committee and, in the case of violations of the Directors Code of Ethics, also to the Compensation, Nominations and Governance Committee; and

●	accountability for adherence to the Codes.

We have established means by which officers, associates, customers, suppliers, stockholders or others may submit confidential and anonymous reports regarding ethical or other concerns about our company, FCB, or any of our associates. Reports may be submitted online through FCB’s website at www.firstcitizens.com/privacy-security/report-ethical-concerns, online through a third party provider at secure.ethicspoint.com/domain/media/en/gui/14505/index.html, or by telephone by calling 800-UREPORT (or 800-873-7678). We intend to satisfy the disclosure requirement under Item 5.05 of Current Report on Form 8-K regarding an amendment to or waiver from a provision of our Financial Officers Code of Ethics by posting that information on our Internet website at ir.firstcitizens.com/corporate-governance/governance-documents.

Human Capital Management

It’s important that our associates feel included, valued, respected, and heard in a workplace that supports and encourages an inclusive culture. To foster inclusion, we start by embracing diversity. As of December 31, 2022, First Citizens Bank had approximately 10,600 associates. The following table reflects the gender and ethnic diversity of our workforce.

	% of FCB Workforce	Financial Services Median (1)

Female associates	61%	66%

Ethnically diverse associates	34%	36%

Female managers	55%	54%

Ethnically diverse managers	25%	23%
(1)	Source: 2021 PwC Saratoga Benchmark for Financial Services, which includes asset management, banking, and insurance.

Diversity is broader than gender or race. It includes all the demographics of our associates — religion, national origin, age, disability, military service, sexual orientation, and gender identity, among others. Diversity is also broader than our demographics. It contemplates diversity of thought, perspective, experience, and interests. Information about our inclusion, equity, and diversity commitment, focus, and strategies are available on our website at www.firstcitizens.com/about-us/inclusion-equity-diversity.

In addition to fostering a diverse and inclusive workplace environment for associates, at FCB our leaders make it a priority to attract, retain, and develop top talent. Through a series of learning and development programs and resources, we focus on leadership development, supporting and growing high potential talent, and ensuring that early career associates will be successful. We make talent retention a priority by offering internal career mobility, opportunities to upskill via individual development plans, a total rewards package that emphasizes a holistic approach to well-being, and a thoughtful approach to performance management.

Following our merger with CIT, our associate population grew by 54%, requiring us to focus our efforts on scaling talent capabilities to meet our future needs. We have done this with an enhanced focus on recruiting talent with large bank and large firm experience, building manager capability, and promoting inclusion, equity, and diversity initiatives, among other things. We are continuing to make progress in developing a workplace for the future.

We value relationships and create opportunities for our associates to broaden their networks through business resource groups and charitable events such as Teen Cancer America in the communities where our associates live and work. You can read more about our community involvement on our website at www.firstcitizens.com/teen-cancer-america.

Our and FCB’s Boards of Directors’ role in risk oversight is an integral part of our overall Risk Management Framework. The framework includes processes for the oversight and management of risks related to our human capital and the escalation of related risk issues to the Risk Committee. Our Operational Risk Committee and Compliance Risk Committee, which are subcommittees of our Enterprise Risk Oversight Committee (“EROC”), monitor various human capital metrics through our human resources department, including associate voluntary and involuntary turnover, hiring, succession, associate demographics, and other metrics. Reports and trends are provided to the EROC, with further escalation to the Risk Committee as appropriate. See “CORPORATE GOVERNANCE — Boards’ Role in Risk Management” and “COMMITTEES OF OUR BOARDS — Risk Committee.”

COMMITTEES OF OUR BOARDS

General

Our and FCB’s Boards of Directors have three standing joint committees that assist the Boards in oversight and governance matters. They are the Audit Committee, the Risk Committee, and the Compensation, Nominations and Governance Committee. Each committee operates under a written charter approved by the Boards that sets out the committee’s composition, authority, duties and responsibilities. We believe that each member of the three committees is an “independent director” as that term is defined by Nasdaq’s listing standards. A copy of the current charter of each committee is posted on FCB’s website and may be found at ir.firstcitizens.com/corporate-governance/governance-documents.

The Boards also have an Executive Committee which includes the Chairman of our Audit Committee, the Chairman of our Risk Committee, and the Chairman of our Compensation, Nominations and Governance Committee (who serves as the Board’s Lead Independent Director), in addition to our Chairman, Frank B. Holding, Jr., and Vice Chairwoman, Hope H. Bryant. A majority of the members are independent directors. Under North Carolina banking law, FCB’s Board of Directors is required to have an executive committee that meets as often as required by the Board, but at least once during each month in which the full Board does not meet. The Executive Committee is a joint committee of our and FCB’s Boards of Directors. Under our and FCB’s Bylaws, the Executive Committee is authorized to exercise all of the powers of the Boards in the management of our affairs when the Boards are not in session, subject to certain statutory limitations and the ability of the full Boards to limit the Executive Committee’s authority. The Executive Committee met nine times during 2022.

In accordance with guidance from banking regulators that applies to banks with trust departments, FCB’s Board of Directors has a separate Trust Committee, the current members of which are John M. Alexander, Jr. (its Chairman, who was appointed effective January 1, 2023), Hope H. Bryant, Dr. Eugene Flood, Jr. (who was appointed effective January 1, 2023) and Floyd L. Keels. In addition to its other duties and responsibilities under its charter or as may be assigned from time to time by FCB’s Board, the Trust Committee assists the Board in its oversight of FCB’s trust department’s administration and exercise of fiduciary and related responsibilities and its conduct of other trust activities. The Committee met four times during 2022.

In addition to being independent directors, members of the Audit Committee and the Compensation, Nominations and Governance Committee must satisfy requirements of Nasdaq’s listing standards and other laws and regulations (including banking and securities laws and regulations) applicable to service on those committees, as well as any membership requirements specified in the committees’ written charters.

The Audit Committee, Risk Committee, Compensation, Nominations and Governance Committee and Trust Committee each is required to meet at least quarterly, and each may meet more frequently as it and/or its Chairman considers necessary. Each committee also will meet when requested by the Chairman of the Boards or by our Lead Independent Director. In addition to their duties and responsibilities set forth in their respective charters, each committee is authorized to undertake such other duties and responsibilities within the scope of its primary functions as the committee or the Boards may from time to time deem necessary or appropriate. In discharging its duties, each committee may:

●

at its discretion and without the prior approval of management or the Boards, retain or obtain the advice of outside consultants or advisors (including legal counsel and other advisors), at our or FCB’s expense, in accordance with procedures established from time to time by the committee, and oversee and approve all terms of the engagement of any such consultants or advisors, including their fees or other compensation;

●

conduct investigations and request and consider information (from management or otherwise) as the committee considers necessary, relevant, or helpful in its deliberations and the formulation of its decisions or recommendations;

●

seek any information from our or FCB’s associates (who are directed to cooperate with each committee’s requests), or from external parties, and consult to the extent it deems appropriate with the Chairman of the Boards, the Chief Executive Officer, the Lead Independent Director, other directors, and other officers and associates; and

●

delegate any of its responsibilities to subcommittees or to individual members to the extent not inconsistent with other sections of its charter (including applicable independence requirements) or applicable laws or regulations.

Each committee member may rely on the advice, expertise and integrity of persons (including our and FCB’s officers and associates) and organizations that provide information to the committee, and the accuracy and completeness of the financial and other information provided to the committee, absent actual knowledge that such reliance is not reasonable or warranted. In the performance of each committee’s responsibilities, each committee member (and the committee as a whole) is under a continuing duty to exercise independent judgment on an informed basis, in good faith, and in a manner each considers to be in our and FCB’s best interests.

Audit Committee

H. Lee Durham, Jr. Chairman and Audit Committee Financial Expert Committee Meetings in 2022: 8

Other Committee Members (1):

John M. Alexander, Jr., Michael A. Carpenter, Floyd L. Keels, and

Robert T. Newcomb

(1)   Mr. Newcomb was appointed as a member of the committee effective January 1, 2023 to replace Daniel L. Heavner, who was a member of the committee until his retirement effective December 31, 2022.

Our Audit Committee is a joint committee of our and FCB’s Boards of Directors. In addition to being independent directors under the SEC’s rules and Nasdaq’s listing standards, under the Committee’s charter all members must be able to read and understand fundamental financial statements, and at least two members must have banking or financial management expertise sufficient to comply with applicable regulations of the Federal Deposit Insurance Corporation. At least one member must have past employment experience in finance or accounting, professional certification in accounting, or other comparable experience or background, which fulfills Nasdaq’s applicable financial sophistication requirements.

In addition to its other duties and responsibilities under its charter or as may be assigned from time to time by the Boards, the Committee is responsible for:

●

appointing, determining the compensation and terms of engagement of, and monitoring and overseeing the work, independence and performance of, our independent accountants and any other accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services;

●

pre-approving all audit and permitted non-audit services proposed to be provided by our independent accountants in accordance with approval policies and procedures adopted by the Committee from time to time;

●

monitoring and overseeing the quality and integrity of our accounting and financial reporting process, and reviewing our annual audited and quarterly unaudited financial statements and quarterly earnings releases, and any significant accounting and financial reporting issues, with management and our independent accountants;

●

monitoring our systems of internal controls regarding finance, accounting, and associated legal compliance, and reviewing and discussing any significant deficiencies or material weaknesses in the design or operation of internal controls that could adversely affect our ability to record, process, summarize, and report financial data;

●	monitoring and overseeing the audit program of our Internal Audit Department;

●

annually reviewing our Associates Code of Ethics, Financial Officers Code of Ethics, and Non-Employee Workers Code of Ethics, recommending to the Boards any changes to the Codes that the Committee considers necessary or advisable, and overseeing management’s processes and procedures for enforcement of the Codes;

●	fostering free and open communication among our independent accountants, management, Internal Audit Department, and the Boards; and

●

monitoring our and FCB’s compliance with laws, rules, regulations, or other governmental or regulatory requirements as they affect accounting and financial processes and reporting, internal controls and auditing matters.

The Audit Committee also is responsible for establishing procedures for the receipt, retention, and treatment of complaints from associates, customers, suppliers, stockholders, or others related to accounting and financial processes and reporting, internal controls, and auditing matters, including procedures for the confidential, anonymous submission by associates of concerns regarding those matters, and for evaluating any fraud, whether or not material, that involves management or other associates who have a significant role in our internal controls. The Committee reviews waivers approved by our Chief Risk Officer related to associates under the Associates Code of Ethics and Non-Employee Workers Code of Ethics, but only the full Board may approve a waiver under the Financial Officers Code of Ethics or related to an executive officer or member of the Board. Under the Boards’ written policies described below under the headings or captions “TRANSACTIONS WITH RELATED PERSONS,” and “BENEFICIAL OWNERSHIP OF OUR COMMON STOCK — Pledging Policy,” the Committee is responsible on an ongoing basis for reviewing and approving certain transactions, arrangements, or relationships with us or FCB in which one of our related persons has a material interest, and for reviewing and approving any requests by an executive officer or director for an exception to our pledging policy and monitoring any outstanding pledges of our stock by any of them.

The Committee reviews various reports from our independent accountants (including their annual report on our audited consolidated financial statements), financial reports we file under the Securities Exchange Act of 1934, and reports of examinations by our regulatory agencies. Our Chief Internal Audit Officer reports directly to our Audit Committee. At least quarterly, the Committee reviews reports on the work performed by FCB’s Corporate Finance Department. Our Chief Compliance Officer reports to the Committee regarding transactions with our related persons, as well as all reports of internal suspicious activity, and reports of external suspicious activity above certain amounts, filed by FCB.

Information regarding the process for and factors considered in the Audit Committee’s selection of our independent accountants is contained under the heading “PROPOSAL 7: RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS.”

Audit Committee Financial Expert. H. Lee Durham, Jr., the Committee Chairman and one of our independent directors, is a retired partner in the accounting firm of PricewaterhouseCoopers LLP. He has 32 years of public accounting and audit experience, much of which involved financial institutions and other public companies. Our Board of Directors has designated Mr. Durham as the Committee’s “Audit Committee Financial Expert,” as that term is defined by the rules of the SEC.

Audit Committee Report

This report is furnished by the Audit Committee, the members of which, on the date of the filing of our Annual Report on Form 10-K for the year ended December 31, 2022, are named below.

Our management is responsible for our financial reporting process, including our system of internal controls and disclosure controls and procedures, and for the preparation of our consolidated financial statements in accordance with accounting principles generally accepted in the United States of America. Our independent accountants are responsible for auditing those financial statements. The Audit Committee oversees and reviews those processes. In connection with the preparation and audit of our consolidated financial statements for 2022, the Committee has:

●	reviewed and discussed our audited consolidated financial statements for 2022 with our management;

●	discussed with our independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC;

●

received the written disclosures and letter from our independent accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the accountants’ communications with the Committee concerning independence; and

●	discussed with our independent accountant the independent accountant’s independence.

Based on the above reviews and discussions, the Committee recommended to our Board of Directors that our audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC.

The Audit Committee:

H. Lee Durham, Jr.	John M. Alexander, Jr.	Michael A. Carpenter	Floyd L. Keels	Robert T. Newcomb

Risk Committee

Robert R. Hoppe Chairman and Risk Management Expert Committee Meetings in 2022: 7

Other Committee Members:

Victor E. Bell III, Dr. Eugene Flood, Jr. (1), Robert E. Mason IV and

Vice Admiral John R. Ryan, USN (Ret.)

(1)   Dr. Flood was appointed as a member of the Risk Committee effective on January 1, 2023.

Our Risk Committee is a joint committee of our and FCB’s Boards of Directors. Our Board has designated Robert R. Hoppe, the Committee’s Chairman, as the Committee’s Risk Management Expert. Mr. Hoppe is a retired partner in the accounting firm of PricewaterhouseCoopers LLP with 34 years of public accounting and audit experience.

The Committee was established to review, effectively challenge, and approve our enterprise-wide Risk Management Framework and Risk Appetite Framework and Statement and to assist the Boards in fulfilling their responsibility to oversee our risk management practices. In addition to its other duties and responsibilities under its charter or as may be assigned from time to time by the Boards, the Committee is directed to:

●

monitor and advise the Boards regarding our and FCB’s risk exposures, including, without limitation, capital adequacy, credit, market, liquidity, operational (including human capital, information security, technology risk, and business continuity), compliance, legal, strategic, asset, and reputational risks and the control processes with respect to those risks;

●

evaluate, monitor, effectively challenge, and oversee the adequacy and effectiveness of our and FCB’s risk management program and supporting framework (within which our management is responsible for defining and executing enterprise-wide risk management programs) which are intended to ensure appropriate identification, assessment, monitoring, and reporting of significant risks;

●	review and assess our and FCB’s strategy to validate that it is aligned with our risk profile and financial objectives;

●

monitor the work of and receive and challenge reports from management and our Enterprise Risk Oversight Committee (described below) to determine whether risks are being identified (including top and emerging risks) and managed within approved risk tolerances;

●	review, approve, challenge, and monitor adherence to our and FCB’s risk appetite and supporting risk tolerance levels;

●

review reports of examination by and communications from regulatory agencies, and the results of internal and third-party testing, analyses and reviews, related to our and FCB’s risks, risk management, and any other matters within the scope of the Committee’s oversight responsibilities, and monitor and review management’s response to any noted issues; and

●	review and approve our Board level risk management policies on an annual basis to confirm consistency and compliance with risk appetite.

Our Enterprise Risk Oversight Committee (“EROC”), whose voting members are selected from our management and chaired by our Chief Risk Officer, reports directly to the Risk Committee. EROC’s function is to oversee the operation of our Risk Management Framework and Risk Appetite Framework approved by the Risk Committee; work to ensure adequate implementation of processes to identify, assess, monitor and manage risks within business units; and monitor performance relative to our risk appetite and tolerances approved by the Risk Committee. Subcommittees of EROC include the Asset/Liability Committee, Compliance Risk Committee, Credit Risk Committee, Operational Risk Committee, Capital Planning and Stress Testing Committee, Technology Security and Risk Committee, and Technology Investment Committee, each of which has its own subcommittees or “councils” that focus on specific matters within their areas of responsibility. The Risk Committee receives regular reports from business and independent risk functions regarding capital risk, market risk, liquidity risk, credit risk, operational risk (including human capital and cyber risks), compliance risk and strategic risk.

As discussed above under the caption “CORPORATE GOVERNANCE — Human Capital Management,” the Risk Management Framework approved by the Risk Committee includes processes for the oversight and management of risks related to our human capital and the escalation of related risk issues to the Committee. Our Operational Risk Committee and Compliance Risk Committee, which are subcommittees of EROC, through our human resources department, monitor various human capital metrics, including associate voluntary and involuntary turnover, hiring, succession, associate demographics, and other metrics. Quarterly reports and trends are provided to the EROC, which reports identified risk issues to the Risk Committee.

The Risk Committee also periodically reviews information security policies and technology risk management programs and practices that are designed to protect FCB’s and its customers’ and associates’ data, records, and proprietary information, and it reviews reports on our business continuity and disaster recovery program that is designed to permit FCB to safeguard associates, customers, products and services from disruptions such as cyber events, natural disaster and man-made events.

Certain matters within the scope of the Risk Committee’s oversight responsibilities also may fall within the responsibilities of another of the Boards’ committees. To minimize duplication of time and effort, the Risk Committee may defer to the other committees with respect to any such specific matters, but it may request reports or information from those other committees to determine whether those matters are being adequately addressed within our and FCB’s management of risk. Additional information regarding the Risk Committee’s processes is contained in the discussion under the caption “CORPORATE GOVERNANCE — Boards’ Role in Risk Management.”

Compensation, Nominations and Governance Committee

Robert T. Newcomb Chairman and Lead Independent Director Committee Meetings in 2022: 8	Other Committee Members: Victor E. Bell III, H. Lee Durham, Jr. and Robert E. Mason IV

Our Compensation, Nominations and Governance Committee is a joint committee of our and FCB’s Boards of Directors. In addition to being independent directors under Nasdaq’s listing standards, members of the Committee must satisfy Nasdaq’s heightened independence requirements for members of compensation committees.

The Committee’s duties and responsibilities are divided into three areas as described in the following paragraphs.

Nominations Function. In its role as the Boards’ nominations committee, the Committee makes recommendations to the Boards regarding the selection of nominees for election as directors at our Annual Meetings, candidates for appointment to fill vacancies on the Boards, and members and chairpersons of the various committees of the Boards. Each year the Committee also makes recommendations to the Boards regarding the selection of our and FCB’s Chairman, Chief Executive Officer, Vice Chairwomen and President and a recommendation to our independent directors regarding their selection of a Lead Independent Director.

The Committee seeks to recommend Board candidates who have personal and professional integrity, sound judgment, and business acumen; who have the time, ability and commitment to make a constructive and meaningful contribution to the Boards; and who, with other directors, will effectively serve the long-term interests of our stockholders. Candidates also must satisfy applicable requirements of state and federal laws, rules and regulations (including banking regulations) for service as our and FCB’s directors. Under our Corporate Governance Guidelines, each director is encouraged to own an amount of our stock that is significant in light of his or her financial means. From time to time the Committee or our Board may develop other criteria or minimum qualifications for use in identifying and evaluating candidates to serve as directors. Our Board makes all final decisions regarding nominations.

In identifying potential candidates, the Committee considers incumbent directors as well as candidates who may be suggested by our management, other directors or stockholders. A description of procedures to be followed by stockholders in submitting recommendations to the Committee is included in this proxy statement under the heading “RECOMMENDATION OF NOMINEES.” The Committee has not used the services of a third-party search firm.

In identifying and recommending candidates for election or appointment, the Committee will evaluate candidates recommended by stockholders in a manner similar to its evaluation of other candidates. The Committee considers the size and composition of the Boards in light of our current and future needs and recommends candidates based on its assessment of, among other things: (1) business, professional, personal and educational background, skills, experience and expertise; (2) community leadership; (3) independence; (4) potential contributions to the Boards that are unusual or unique; (5) knowledge of our organization and our and FCB’s respective operations; (6) personal financial interest in our and FCB’s long-term growth, stability, and success; (7) the performance and past and future contributions of our current directors, and the value of continuity and prior Board experience; (8) the existence of one or more vacancies on the Boards; (9) our need for directors possessing particular attributes, skills, experience or expertise; (10) the role of directors in FCB’s business development activities; (11) diversity; and (12) other factors that it or our Boards consider relevant, including any specific qualifications that may be adopted from time to time.

While the Committee and our Boards recognize the benefits derived from boards of directors composed of individuals who bring different attributes, experiences, and perspectives to the Boards’ deliberations, and diversity is a consideration in the selection of nominees, they have not adopted any written or mandatory diversity policy or criteria applicable to the director nominations process. Accordingly, in evaluating and selecting nominees, diversity is one of the multiple factors considered by the Committee and the Board.

In recommending that our Board of Directors nominate the 13 individuals who will be voted on at the Annual Meeting, the Committee considered, among other things, the factors described above and the specific qualifications of each nominee described in his or her listing under the caption “PROPOSAL 1: ELECTION OF DIRECTORS — Nominees.” Additionally, with respect to nominees who were members of our Board during 2022, the Committee considered each director’s preparedness for, engagement in and contributions to meetings and deliberations of the Boards and committees on which they served, and, in the case of Mrs. Alemany and Mr. Carpenter who were appointed as directors upon consummation of our merger with CIT, the Committee took into account the ongoing value of their past experience with large financial institutions. After its consideration of these factors, the Committee recommended to our Board of Directors that the 13 individuals be nominated for election at the Annual Meeting for new one-year terms of office.

Governance Function. In its role as the Boards’ governance committee, and among its other governance-related responsibilities under its charter or as may be assigned to it from time to time by the Boards, the Committee:

●

evaluates and makes recommendations to the Boards concerning our board and governance structure, the number, size, composition, and responsibilities of committees of the Boards, and committee membership rotation practices;

●

annually reviews our Corporate Governance Guidelines and recommends for our Board’s approval any changes that it considers necessary or advisable, and oversees the implementation of our Board Governance Policy;

●

establishes the knowledge, skills, experience, qualifications, and performance criteria for directors and committees of the Boards in accordance with our strategic needs, our Corporate Governance Guidelines, applicable laws, regulations and standards, and other criteria or minimum qualifications as the Committee may recommend;

●

annually reviews our Directors Code of Ethics, reviews directors’ compliance with the Code, evaluates and makes recommendations to the Boards concerning any request for a waiver from the Code, and oversees our management’s processes and procedures for enforcement of the Code;

●

conducts annual evaluations of our Chief Executive Officer’s performance, and coordinates and facilitates an annual self-evaluation by the Boards and their committees of their own performance, and reports the results of the evaluations to the Boards;

●	with the Chairman of the Boards and our Corporate Secretary, develops an orientation program for new directors and continuing education opportunities for incumbent directors;

●	oversees our communications with stockholders in connection with our Annual Meetings and “say-on-pay” resolutions; and

●	makes recommendations to the Boards as appropriate regarding succession planning for key Board positions and our Chief Executive Officer, and other key positions as the Boards may request.

As provided in our Corporate Governance Guidelines and described above under the caption “CORPORATE GOVERNANCE — Director Independence,” our Board also has directed the Committee to assess each outside director’s independence each year and report its findings in connection with the Board’s annual review of transactions, relationships, and other arrangements involving our directors and determination of which of the directors the Board considers to be “independent.” Between those annual determinations, on an ongoing basis the Committee is directed to monitor the status of each director and inform the Board of changes or events that may affect a director’s ability to exercise independent judgment.

Compensation Function. In its role as the joint compensation committee of the Boards, the Committee reviews and provides overall guidance to the Boards regarding our executive compensation and benefit programs. Under its charter, the Committee is directed to establish our overall compensation philosophy, regularly review our compensation philosophy and practices to determine the overall risk profile of our compensation program, and oversee an annual review of all of our and FCB’s compensation plans, including all incentive and variable pay plans within specific divisions of FCB, to (1) determine whether there are potential areas of risk that reasonably could be expected to have a material adverse effect on our business and financial results, and (2) ensure continuing oversight and mitigation of risk within our and FCB’s compensation practices. Among its other duties, the Committee administers and approves all grants of award opportunities and payments of awards under FCB’s Long-Term Incentive

Plan (the “LTIP”) and Merger Performance Plan (the “MPP”), and it reviews and makes recommendations to the Boards regarding all other executive compensation matters, including:

●

amounts of cash and other compensation paid or provided to, and the adoption of or revisions to compensation, incentive, retirement, or other benefit plans that affect, our and FCB’s Chief Executive Officer and other executive officers; and

●

at the request of the Boards, amounts of cash and other compensation paid or provided to, and the adoption of or revisions to compensation, incentive, retirement, or other benefit plans that affect, other individually named officers or associates.

After receiving the Committee’s recommendations, the Boards make all final decisions regarding executive compensation matters, with the exception of payments and awards under the LTIP and MPP which are the sole responsibility of the Committee. The Committee also reviews and makes recommendations to the Boards regarding amounts of compensation paid or provided to our directors.

In its review and consideration of compensation matters, the Committee works closely with our Chief Human Resources Officer and his staff. In considering compensation to be paid to our executive officers named in the Summary Compensation Table below, the Committee considers the results of its annual evaluation of our Chief Executive Officer’s performance and, in the case of officers other than himself, information provided from time to time by our Chief Executive Officer about individual officers’ performance and his recommendations as to their compensation.

The Committee may retain or obtain the services of outside consultants or other advisors at our or FCB’s expense, and under its charter the Committee is directly responsible for the appointment, compensation, terms of engagement, and oversight of the work of its consultants and advisors. Since 2013, the Committee has retained the services of Pay Governance LLC, which is a national executive compensation consulting firm and which also served as compensation consultant to CIT’s Board of Directors’ independent Compensation Committee. Pay Governance’s engagement each year contemplates that it will prepare market and peer analyses comparing our executives’ and directors’ compensation rates to the market compensation paid by similar financial services organizations to their officers and directors in similar positions, advise the Committee regarding its responsibilities and developments in compensation rules and practices, consult with our management and the Committee regarding our annual and strategic plans and the formulation of their compensation recommendations, and assist the Committee in its consideration of new, and changes to existing, compensation plans and strategies. Pay Governance also assists in the review of the Committee’s discussion of our executive compensation program included under the heading “COMPENSATION DISCUSSION AND ANALYSIS,” and, during 2022, consulted with the Committee regarding its approval of the new Merger Performance Plan. Additional information about Pay Governance’s work with the Committee is contained under that heading. While Pay Governance’s advice is a resource considered by the Committee in its decision-making process, other than in a consulting and advisory capacity, Pay Governance has no role in the Committee’s compensation decisions or recommendations made to the Boards.

During early January 2022, representatives of Pay Governance met with the Committee to present its market and peer analyses and to discuss our executive and director compensation, market conditions and recent trends in executive compensation practices, our compensation philosophy, and various considerations that may affect the Committee’s executive and director compensation decisions. Those representatives also met with our Chief Executive Officer to discuss the results of the market and peer analyses, our business strategies, and management’s recommendations for 2022 base salary rates of executive officers and LTIP award grants. Pay Governance participated in a later meeting during early 2022 at which the Committee formulated and approved its recommendations to our Boards for 2022 executive base salary rates and 2022 director compensation, approved new LTIP award grants for the 2022-2024 performance period and MPP award opportunities for the 2022 performance period, and determined the amounts of payments to be made for LTIP awards previously granted for the just-ended 2019-2021 performance period.

Pay Governance served as the Committee’s independent consultant and, during 2022, did not provide other services for us or FCB. In accordance with Nasdaq’s listing requirements, each year the Committee reviews various factors (including the factors described in rules of the SEC) that may pose a conflict of interest on the part of its consultants and advisors as well as their individual representatives who provide services to the Committee. No conflict of interest was identified in the most recent review regarding Pay Governance.

The Compensation, Nominations and Governance Committee reviews its engagement of Pay Governance each year, and the Committee may engage different consultants at any time.

Effect of Risk Management on Compensation

The Compensation, Nominations and Governance Committee regularly reviews our compensation philosophy and practices to determine the overall risk profile of our compensation program. As a part of that risk oversight process, the Committee oversees an annual review of all of our and FCB’s compensation plans, including all incentive and variable pay plans within specific divisions of FCB, to identify any potential risks that reasonably could be expected to have a material adverse effect on our business and financial results, and to ensure continuing oversight and mitigation of risk within our compensation practices. The Risk Committee may request reports or information from the Compensation, Nominations and Governance Committee regarding matters relevant to the Risk Committee’s oversight responsibilities for our enterprise-wide Risk Management Framework.

Our executive officers participate in FCB’s LTIP and MPP, and certain business units and divisions within FCB have incentive, commission, and variable pay plans that have unique structures, goals, and reward levels in which other officers and associates participate. The Committee believes that, as currently administered, the LTIP and MPP are focused on performance goals that are aligned with our stockholders’ long-term interests, that none of those other plans provide for award levels that are over-weighted to a specific business unit or service, and that those other plans are structured in ways that the Committee believes protect our organization. Based on its most recent review, the Committee believes our and FCB’s current plans present no risk elements that reasonably could be expected to have a material adverse effect on our business and financial results.

Compensation Committee Report

This report has been furnished by the Compensation, Nominations and Governance Committee, the members of which are named below, in the Committee’s capacity as the Boards’ joint compensation committee. The Committee has:

●	reviewed and discussed with management the Compensation Discussion and Analysis that is included in this proxy statement; and

●

based on that review and discussion, recommended to the full Board of Directors that the Compensation Discussion and Analysis be included in our proxy statement and Annual Report on Form 10-K for the year ended December 31, 2022.

The Compensation, Nominations and Governance Committee:

Robert T. Newcomb	Victor E. Bell III	H. Lee Durham, Jr.	Robert E. Mason IV

COMPENSATION DISCUSSION AND ANALYSIS

In this section, we describe the material components of our executive compensation program for the executive officers named in the 2022 Summary Compensation Table and other compensation tables under the heading “EXECUTIVE COMPENSATION.” This discussion also provides an overview of our compensation philosophy and objectives, and how and why our Compensation, Nominations and Governance Committee, which we refer to in this discussion as the “Committee,” implements compensation processes and arrives at specific compensation decisions and recommendations for these executive officers. Our 2022 named executive officers are listed below, with their current positions during 2023, in the order in which they appear in the Summary Compensation Table, and we refer to them in this discussion as our “NEOs.”

●	Frank B. Holding, Jr. — Chairman and Chief Executive Officer

●	Craig L. Nix — Chief Financial Officer

●	Ellen R. Alemany — Special Advisor to our Chairman and Chief Executive Officer

(served as Vice Chairwoman from January to December 2022)

●	Hope H. Bryant — Vice Chairwoman

●	Peter M. Bristow — President

EXECUTIVE SUMMARY

Executive Compensation Highlights

Our executive compensation program is administered by the Committee, which is a joint committee of our and FCB’s Boards of Directors. The Committee has continued to focus on performance-based components of executive compensation in order to promote performance that will increase stockholder value and improve the overall effectiveness of our compensation program. During 2022, the Committee again engaged Pay Governance LLC to evaluate our executive compensation components and assist the Committee in maintaining a program that is both fair and effective. The following paragraphs summarize the Committee’s actions and decisions with respect to the compensation of our NEOs for 2022 and 2023.

● 2022 Compensation Actions and Decisions

●  Base Salaries — In January 2022, the Committee recommended no changes in the base salary rates of Mr. Holding, Mr. Nix, Mrs. Bryant and Mr. Bristow for 2022. Mrs. Alemany was first employed by FCB on January 3, 2022, and her base salary for 2022 was determined under the terms of an employment agreement we entered into with her in connection with our merger with CIT.

● Long-Term Incentive Plan (“LTIP”):

●  In January 2022, the Committee approved the grant of cash-based LTIP performance awards to our NEOs, with the exception of Mrs. Alemany, for a three-year 2022-2024 performance period based on the same performance measure used in prior years (the “TBV+D Growth Rate”). Percentages of our NEOs’ base salary rates used for the determination of the Target Amounts of their awards, and the Threshold TBV+D Growth Rate goal of 12% were the same as for awards granted during 2021. However, to account for the future impact of the CIT merger on the attainability of performance goals, the Committee increased Target and Stretch TBV+D Growth Rate goals to 30% and 48%, respectively, as compared to 24% and 36% for the previous year’s awards. The Committee also increased the potential payment for performance at the higher Stretch level to 150% of the Target Amount of the awards as compared to prior Stretch level payouts of 125%. As a result, payment of awards at 100% of the Target Amount would require achievement of a higher TBV+D Growth Rate than for past awards, and attainment of the increased Stretch performance goal would result in payment of a higher percentage of the Target Amount than for past awards.

●  During January 2023, the Committee approved payment of the three-year cash performance awards previously granted under the LTIP for the 2020-2022 period, which are reported in this proxy statement as compensation for 2022; and

●  The Committee recommended, and FCB’s Board approved, amendments to the LTIP, effective with the new grants approved in 2022, which redefined the population of associates eligible to participate to include associates of FCB and its affiliates serving in roles that are deemed to be at the “Executive Career Level,” as that term is defined in FCB’s Career Framework, and increased the maximum amount of awards that may be paid to any one participant in any one fiscal year from $7 million to $10 million. The Committee also modified its standard form of award agreement to impose non-solicitation and nondisclosure obligations on participants as conditions to awards beginning in 2022.

●  Continued Use of Growth in Tangible Book Value as the LTIP Performance Metric — The Committee continued to use growth in the tangible book value of our common stock as the primary performance measure for the determination of LTIP awards. Tangible book value per share is defined as an amount equal to our total assets, minus our intangible assets, minus our liabilities, divided by the aggregate number of outstanding shares of both classes of our common stock. The central objective of our strategic plan is to build the long-term value of our company and our stockholders’ investments, and the Committee believes growth in tangible book value per share is a key driver of long-term value. As a result, the Committee believes the performance goals under our LTIP, from which our executives derive a substantial portion of their compensation, are consistent with our focus on long-term objectives and emphasis on financial stability and growth in stockholder value which are factors that have contributed to our financial success over the years.

● Adoption of Merger Performance Plan (“MPP”)

●  During 2022, the Committee, under authority delegated by the Boards, adopted FCB’s new Merger Performance Plan (the “MPP”). The purpose of the MPP is to motivate and reward eligible employees of FCB and its affiliates who have significant involvement in post-acquisition integration processes by offering cash incentives dependent on realization of merger benefits to our company and stockholders.

●  The Committee approved performance award opportunities under the MPP for 2022 for NEOs, other than Mrs. Alemany, to become payable based on timely achievement of pre-established integration and conversion milestones and the realization of merger cost savings and synergies, as well as individual performance, related to our merger with CIT.

● In February 2023, the Committee approved payment of those 2022 awards, which are reported in this proxy statement as compensation for 2022.

●  No Change in Control Arrangements or Stock-Based Compensation — With the exception of Mrs. Alemany as described below, we have no employment or change of control agreements with any of our NEOs and we have not provided them with any equity or stock-based compensation.

● In connection with our merger with CIT, we entered into a two-year employment agreement with Mrs. Alemany setting forth the terms of her employment with FCB following consummation of the merger.

●  As provided in our merger agreement with CIT, upon consummation of the merger, stock awards previously granted by CIT to Mrs. Alemany and covering shares of CIT common stock were converted, based on the merger exchange ratio and on the same basis as stock awards held by other CIT officers, into restricted stock units (“RSUs”) covering shares of our Class A Common.

●  Continued Focus on Performance-Based Compensation — By recommending no increases for 2022 in the base salaries of our NEOs and increasing the individual “Stretch” opportunity levels with respect to LTIP awards granted for the 2022-2024 performance period, and approving performance-based award opportunities to NEOs under the MPP, the Committee continued to focus on performance-based compensation as a substantial component of our NEOs’ total compensation.

● 2023 Compensation Actions and Decisions

● Base Salaries — In January 2023, the Committee again recommended no increases in the base salaries of our NEOs for 2023.

●  LTIP Awards — In January 2023, the Committee approved the grant of LTIP cash performance awards for a new, three-year 2023-2025 performance period based on the same increased TBV+D Growth Rate performance goals used in prior years and in the same Target Amounts as for the 2022-2024 awards. The Committee set the same Threshold, Target and Stretch TBV+D Growth Rate goals of 12%, 30% and 48%, and with payments for performance at those levels based on the same 50%, 100% and 150% of the Target Amounts, as for the 2022-2024 awards.

●  MPP Awards — In February 2023 the Committee also approved new MPP cash performance award opportunities for the 2023 performance period dependent on continued achievement of pre-established CIT merger conversion milestones, realization of remaining merger cost savings, and leveraging of merger synergies and benefits.

Our Executive Compensation Philosophy and Objectives

The Committee endeavors to align our executive officers’ compensation with our long-term business philosophy and achieve our objectives of:

●	rewarding sustained long-term performance, service, and loyalty;

●

balancing business risk with sound financial policy and stockholders’ interests, and aligning the interests of our executive officers with the long-term interests of our stockholders by encouraging growth in the value of our company and our stockholders’ investments;

●	enabling us to attract, motivate, and retain qualified executive officers; and

●	providing compensation to our executive officers that is competitive with comparable financial services companies.

Because our executive officers’ performance-based compensation opportunities have not included equity-based compensation, we do not have stock ownership requirements or guidelines for executive officers. However, as discussed elsewhere in this proxy statement, our Board of Directors has adopted a policy that prohibits our executive officers from hedging, or pledging as collateral for any loan, any shares of our common stock they own, subject to exceptions for certain “grandfathered” pledges and certain pledges approved by our Audit Committee following a review of relevant factors. For purposes of the policy, a “hedge” means any financial instrument, derivative transaction or trading strategy designed to hedge or offset any decrease in the market value of our stock, such as a covered call, collar, prepaid variable forward sale contract, equity swap, exchange fund, or similar transaction.

Incentive Compensation Clawback Policy

The Committee’s Incentive Compensation Policy (which applies to awards the Committee approves under the LTIP and MPP as well as other types of incentive compensation arrangements in which our associates in various business units may participate) includes a “clawback” policy. Under that policy, at the discretion of the Committee we may require a current or former associate, including an executive officer, to forfeit future incentive payments, or to repay to us all or any portion of any previously paid performance-based compensation, if:

●	an accounting restatement occurs due to material non-compliance with any financial reporting requirement under Federal securities laws, whether or not resulting from intentional misconduct;

●	we discover that a performance metric or calculation used in determining performance-based compensation was materially inaccurate; or

●	a significant violation of our Codes of Ethics, as determined by the Committee, results in a financial or reputational impact on FCB.

The clawback policy applies to any plan or individual award under any plan that specifically references the policy, including our LTIP and MPP discussed below. We expect to revise our clawback policy during 2023 to comply with listing requirements to be adopted by Nasdaq as required by rules of the SEC.

The Process of Evaluating Executive Officer Compensation

Each January, the Committee reviews total compensation paid or provided to our executive officers, considers changes in the executive officers’ base salaries, and makes recommendations to the Boards of Directors regarding the salaries of our and FCB’s executive officers for the coming year. Each year the Committee also approves payments under existing awards granted under the LTIP and, beginning in 2023, the award opportunities under the MPP, for which performance periods have ended and approves new awards. After receiving the Committee’s recommendations, the Boards approve all executive officer compensation, with the exception of payments and awards under the LTIP and the MPP which, under the terms of the plans, are the sole responsibility of the Committee.

In reviewing our NEOs’ compensation, the Committee considers:

●	the scope of the officers’ responsibilities;

●

market analyses provided by the Committee’s independent consultant comparing our NEOs’ compensation to compensation paid to persons in each NEO’s position in similar financial services organizations, and executive compensation data compiled by the independent consultant for a group of industry peer companies;

●

our overall financial and operating performance, including our three-year TBV+D Growth Rate in the determination of payments of LTIP awards, and, in its consideration of the compensation of our NEOs in general, our internal “Financial True North” metrics, which include net income, loan growth, deposit growth, noninterest income and expense, and net loan charge-offs;

●	achievement of internal company objectives set out in our “Competitive Path” which is formulated at the beginning of each year to establish goals for management for the year in various areas;

●	individual performance of our NEOs;

●	internal equity of our NEOs’ current compensation and their levels of compensation in comparison to other NEOs; and

●	voting results on the most recent say-on-pay resolutions submitted to our stockholders, as well as any feedback received by the Committee from stockholders outside the voting process.

The Committee evaluates the performance of our Chairman and Chief Executive Officer each year. Recent evaluations have included, in addition to our performance under the financial metrics described above, an evaluation, through survey responses from our directors and Executive Leadership Team members, of his performance in various other areas, including leadership, talent and culture development, Board relations and financial management, and the Board’s assessment of the extent of achievement of company “Competitive Path” objectives set out for each year. The Committee and Boards consider the results of that performance evaluation in decisions each year regarding the amounts of our Chief Executive Officer’s salary, incentive award levels and other compensation matters, and, because the individual performance of all of our executive officers contribute to our financial performance and the achievement of corporate objectives, the results of that evaluation also are considered by the Committee and Boards in decisions regarding the compensation of our other NEOs.

In setting compensation paid to our NEOs for 2022, the Committee again retained Pay Governance as its independent compensation consultant. As part of their services Pay Governance prepared market analyses for the Committee comparing our executives’ then-current compensation rates to the market median compensation paid by similar financial services organizations to their officers in similar positions. The analyses focused on:

●	base salaries;

●	total cash compensation (which included base salaries and target annual incentive awards); and

●	total direct compensation (which included total cash compensation and the expected value of long-term incentives).

For purposes of the market analyses, Pay Governance used Willis Towers Watson’s Financial Services Executive Compensation Surveys, which included pay data for over 200 companies in the financial services industry. Our executive positions were compared to similar positions in similarly sized organizations. Statistical regression analyses were also performed to size-adjust the survey data to achieve a close correlation with our total asset scope, providing a more accurate view of the market data.

To further assist the Committee in understanding our compensation marketplace, each year Pay Governance reviews publicly available proxy-reported data for a group of industry peer companies consisting of publicly traded financial institutions that primarily concentrate on retail and business banking operations headquartered in the United States. Our peer companies used in informing pay decisions for 2022 consisted of the following 14 publicly traded regional financial institutions that have assets between $50 billion and $220 billion:

Citizens Financial Group, Inc.	Huntington Bancshares Incorporated	Regions Financial Corporation
Comerica Incorporated	KeyCorp	Signature Bank
Fifth Third Bancorp	M&T Bank Corporation	SVB Financial Group
First Horizon National Corporation	People’s United Financial, Inc.	Synovus Financial Corp.
First Republic Bank		Zions Bancorporation

In the case of our NEOs other than Mrs. Alemany, the Committee generally compares the compensation of each NEO in relation to the 50th percentile of the peer group for similar positions. In addition, the Committee takes into account various factors such as our performance within the peer group, the unique characteristics of each individual’s position, and any succession and retention considerations. Generally, differences or similarities in the levels of total direct compensation among the NEOs are driven primarily by the scope of their responsibilities, market data for similar positions, and considerations of internal equity within our executive leadership team. Mrs. Alemany’s 2022 compensation was determined based solely on the terms of her employment agreement.

As discussed below under the caption “Cash Compensation,” beginning in 2021 the Committee began taking steps toward future pay competitiveness of our NEOs’ compensation against the larger regional financial institutions with which we compete for business and talent following our merger with CIT through adjustments to 2021 base salaries, expanded performance-based incentive opportunities approved under the LTIP in January 2021 and 2022 for the 2021-2023 and 2022-2024 performance periods, and performance-based awards under the MPP for 2022.

Consideration of Last Year’s “Say-on-Pay” Vote

At each Annual Meeting our stockholders vote on a non-binding advisory resolution (a “say-on-pay” resolution) to approve the compensation paid to our NEOs as described in the proxy statement for that meeting. As in prior years, at our 2022 Annual Meeting our stockholders overwhelmingly approved the proposal with over 98% of the votes entitled to be cast on the proposal with respect to shares present in person or by proxy, and which were voted or abstained at the meeting, being cast for approval. In connection with its reviews and decision-making process and the setting of our NEOs’ compensation for 2022 and 2023, the Committee took into account the voting results on those proposals at our preceding years’ Annual Meetings. The Committee believes the voting results on our say-on-pay resolutions indicate that our stockholders understand and support our executive compensation philosophy and objectives. The Committee will continue to consider each year’s say-on-pay voting results, as well as any feedback received from stockholders outside the voting process, in evaluating our executive compensation plans, policies and practices and its decisions regarding executive compensation.

At our 2017 Annual Meeting, our stockholders also voted on a “say-on-frequency” proposal, expressing their preference whether future say-on-pay votes should be held every year, every two years, or every three years. Consistent with our Board’s recommendation, our stockholders approved the “every year” option. A say-on-pay resolution will be submitted for a vote of our stockholders at the 2023 Annual Meeting, together with a new say-on-frequency proposal. Our Board again has recommended that stockholders vote for the “every year” option.

Tax and Accounting Considerations; Deductibility of Executive Compensation

In evaluating compensation program alternatives, the Committee has considered the potential impact on our company of Section 162(m) of the Internal Revenue Code. Section 162(m) generally disallows a tax deduction to public corporations for compensation over $1 million paid for any fiscal year to their chief executive officers and certain other named executive officers. The Committee believes it is important to maintain flexibility in designing compensation programs that it considers to be effective and in the best interests of our stockholders, even if that approach results in payments that are not deductible under Section 162(m).

EXECUTIVE COMPENSATION COMPONENTS

The components of compensation paid to or received by our executive officers for 2022 are summarized in the following table.

Compensation Component	Component Elements	Purpose	Component Risk Profile

Base Salary	● Cash compensation	Provides fixed annual compensation that is comparable with other similarly-sized financial institutions and helps attract and retain our executive officers and other associates.	Low

Long-Term Incentive Plan Awards	● Awards of performance-based cash compensation measured by the extent to which goals are met during award performance periods	Ties substantial portion of NEO compensation to company performance and growth in the value of our stockholders’ investments, promotes a closer identification of the interests of plan participants with company interests and the long-term interests of stockholders, stimulates efforts to enhance efficiency, profitability, and growth in value of our company and stockholders’ investments, and enhances our ability to recruit and retain officers who are participants.	Low

Merger Performance Plan Awards

●  Awards of performance-based cash compensation tied to realization of intended benefits to our company and stockholders of our merger with CIT through the timely achievement of pre-established integration and conversion milestones and the realization of merger cost savings and other synergies, as well as individual performance.

		Provides a cash incentive for the realization of projected benefits to our company and our stockholders of mergers we engage in, which promotes a closer identification of the interests of plan participants with company interests and the long-term interests of stockholders, and stimulates efforts to enhance efficiency, profitability, and growth in value of our company and stockholders’ investments.	Low

Retirement Benefits

●  Defined benefit pension plans

●  Matching contributions to legacy and enhanced Section 401(k) defined contribution plan accounts, and additional profit-sharing contributions to enhanced Section 401(k) plan accounts

		Provide competitive levels of retirement income for our NEOs and other associates.	Low

Non-qualified Deferred Compensation Plan

●  Deferral of up to 80% of base salary and certain eligible incentive compensation, including LTIP award payments, under the plan

●  Earnings (or losses) on voluntary deferrals by plan participants based on deemed investments of participants’ accounts in outside investment funds selected by participants from a menu of investment options available under the plan

		To provide an opportunity for plan participants to save for retirement and other long-term financial goals on a tax-deferred basis by electing to defer their receipt of portions of their salaries and LTIP award payments.	Low

Compensation Component	Component Elements	Purpose	Component Risk Profile

Non-qualified Separation from Service Agreements	● Cash following separation from service at or after specified ages ● Death benefit	Retain and reward the long-term service and loyalty of certain key decision makers, and assure their continued loyalty following a separation from service.	Low

Perquisites

●  Maintenance and monitoring of home security systems

●  Limited staff services for personal activities

●  Use of a car and the services of a driver provided to Mrs. Alemany for a period following the CIT merger under the terms of her employment agreement

●  Limited other personal benefits provided from time to time

		Provide limited personal benefits to certain executive officers in furtherance of our risk management program, for the officers’ convenience, and from time-to-time for other specific purposes.	Low

Cash Compensation

Until the adoption of our LTIP during 2014, base salaries represented the primary component of our executive compensation program. Since that time, our company has grown but, with certain exceptions based on various considerations, including internal pay equity, increases in our NEOs’ base salaries have been limited, while payment of incentive compensation through performance-based awards has become a substantial portion of our NEOs’ annual total compensation.

Base Salaries. In making its recommendations regarding 2022 and 2023 base salaries for our NEOs, the Committee considered various factors, including our 2021 and 2022 financial and operating performance and the other factors described below.

Consideration of the base salary rates of our Chief Executive Officer, Frank B. Holding, Jr., for 2022 and 2023 took into account the Committee’s evaluation of his performance during 2021 and 2022 (including consideration of our internal financial metrics and the extent of achievement of our corporate objectives), his 2021 and 2022 total compensation, the market and peer analyses (that included larger, regional financial institutions that would become our peers following our merger with CIT) as prepared by Pay Governance, the incentive opportunities provided to him under the LTIP and MPP, and the total compensation of our other NEOs. For 2022, and consistent with its focus on performance-based compensation, the Committee recommended no increase in Mr. Holding’s base salary rate, and again, for 2023, the Committee recommended no increase in his base salary rate.

In considering its recommendations for the 2022 and 2023 base salary rates of our other NEOs, other than Mrs. Alemany, the Committee took into account our internal financial metrics and the extent of achievement of our corporate objectives during 2021 and 2022, their 2021 and 2022 total compensation, the market and peer analyses prepared by Pay Governance, their incentive opportunities under the LTIP and MPP, and, in the case of each NEO, other than Mrs. Alemany, the total compensation of our other NEOs and their total compensation as compared to larger, regional financial institutions following our merger with CIT. Consistent with its focus on performance-based compensation, the Committee recommended no increase in Mr. Nix’s, Mrs. Bryant’s and Mr. Bristow’s base salary rates for 2022, and again, for 2023, the Committee recommended no increase in their base salary rates. Mrs. Alemany’s 2022 and 2023 base salary rates were determined based solely on the terms of her employment agreement.

The following table shows the base salary rates of our Chief Executive Officer and our other four NEOs, and the percentage increases in their salaries, for 2020 through 2023. The base salary rates in the table for 2020 reflect the listed NEOs’ annual base salary rates approved by the Boards that became effective on April 1 of that year. Because those base salary rates were not in effect for the entire year, the salary rates listed for some NEOs in the table below for 2020 may be higher than the amounts of base salaries those officers actually received during that year as listed in the Summary Compensation Table.

	2020 Base Salary		2021 Base Salary		2022 Base Salary		2023 Base Salary
	% Increase	Salary Rate	% Increase	Salary Rate	% Increase	Salary Rate	% Increase	Salary Rate
Frank B. Holding, Jr.
Chairman and Chief Executive Officer	1.44%	$981,000	2.96%	$1,010,000	0.00%	$1,010,000	0.00%	$1,010,000

Craig L. Nix
Chief Financial Officer	3.76%	635,000	6.30%	675,000	0.00%	675,000	0.00%	675,000

Ellen R. Alemany (1)
Special Advisor to our Chief Executive Officer (former Vice Chairwoman)	–	–	–	–	–	1,000,000	0.00%	1,000,000

Hope H. Bryant
Vice Chairwoman	2.35%	675,000	3.70%	700,000	0.00%	700,000	0.00%	700,000

Peter M. Bristow
President	2.35%	675,000	3.70%	700,000	0.00%	700,000	0.00%	700,000
(1)

Mrs. Alemany was first employed on January 3, 2022. She became an NEO for the first time for 2022 and served as one of our and the Bank’s Vice Chairwomen from January to December 2022. She currently serves as Special Advisor to our Chairman and Chief Executive Officer.

Long-Term Incentive Plan (“LTIP”). Since 2014, we have rewarded long-term performance through cash award opportunities that may be earned based on the extent of attainment of performance goals under our LTIP. The LTIP is intended to reinforce the link between the interests of our participating officers and the interests of our company and our stockholders, and to motivate and reward executive officers for their contributions toward achieving our strategic plan’s central objective of building the long-term value of our company and our stockholders’ investments. Cash incentive awards may be granted by the Committee under the LTIP in amounts (“Target Amounts”) which are expressed as percentages of officers’ base salaries. The awards represent opportunities to receive cash payments based on the extent to which performance goals set by the Committee at “Threshold” (i.e., minimum), “Target” and “Stretch” (i.e., maximum) levels are met or exceeded during stated periods of time (“Performance Periods”).

Since its inception, awards generally have been granted under the LTIP each year for overlapping three-year Performance Periods and with performance objectives based on growth in the tangible book value per share (“TBV”) of our common stock plus cumulative dividends per share (“D”) paid over the applicable Performance Periods (the “TBV+D Growth Rate”). Our tangible book value per share on each measurement date is the amount equal to our total assets, minus our intangible assets, minus our liabilities, divided by the aggregate number of outstanding shares of both classes of our common stock. The Committee believes growth in tangible book value per share is a key driver of long-term value. As a result, the Committee believes that using growth in tangible book value as the primary component of the performance goals for our LTIP is consistent with our focus on long-term objectives and our emphasis on financial stability and growth in stockholder value. The Committee believes those objectives are factors that have contributed to our financial success over the years.

During January 2022, the Committee approved the grant to our NEOs and other selected officers, other than Mrs. Alemany, of cash-based LTIP performance award opportunities for a new, three-year 2022-2024 Performance Period. Consistent with all previously granted awards, the awards may be earned based on our TBV+D Growth Rate during the Performance Period in comparison to goals established by the Committee. Percentages of our NEOs base salaries used for the determination of the Target Amounts of their awards, and the Threshold TBV+D Growth Rate goal of 12%, were the same as for awards granted during 2021. However, to account for the future impact of the CIT merger on the attainability of performance goals, for the 2022-2024 awards the Committee increased Target and Stretch TBV+D Growth Rate goals to 30% and 48%, respectively, as compared to 24% and 36% for awards granted during previous years. Those goals would result in of the participant earning 50%, 100% and 150%, respectively, of the Target Amounts of the awards (the “Award Percentage”), which reflected an increase in the Award Percentage for performance at the Stretch level from the 125% set for prior years’ awards. As a result, payment of awards at 100% of the Target Amount would require achievement of a higher TBV+D Growth Rate than for past awards, and attainment of the increased Stretch performance goal would result in payment of a higher percentage of the Target Amount than for past awards.

In granting the new awards, the Committee modified its standard form of award agreement to impose non-solicitation and nondisclosure obligations on participants as conditions to the awards. The non-solicitation obligations cover the term of each participant’s employment with FCB and a period of one year after termination of employment, while the nondisclosure obligations cover all times during and after each participant’s employment with FCB. During the non-solicitation period, other than on behalf of FCB, each participant is generally prohibited from employing or soliciting for employment any associate of FCB who was supervised by or was personally known to the participant, or soliciting the business of any customer or prospective customer with whom the participant had material contact. Subject to customary limitations, the nondisclosure provisions require the participant to maintain the confidentiality of all of FCB’s business information, trade secrets, and data and return all such materials in his or her possession to FCB upon termination of employment. During January 2022, the Committee also recommended, and the Boards approved, an amendment to the LTIP which, for awards granted beginning in 2022, increased the maximum amount payable for any single award from $7 million to $10 million.

The TBV+D Growth Rate is determined according to the following formula:

(Ending TBV minus Beginning TBV) plus D

Beginning TBV

“Beginning TBV” and “Ending TBV” are measured at the beginning and end of the relevant Performance Period and are subject to adjustments the Committee is authorized by the terms of the LTIP to make to eliminate, or to spread over several years, the effect of strategic decisions made by the Board during a Performance Period (such as acquisitions and share repurchases) that may have an immediate impact on TBV but which the Board believes will be beneficial to stockholders in future years.

During January 2023, the Committee approved payments for the three-year awards previously granted during January 2020 for the 2020-2022 Performance Period that ended on December 31, 2022. After making adjustments to eliminate the net positive effect on tangible book value of the CIT merger, to continue spreading the impact of intangible assets related to acquisitions and share repurchases during 2019 and 2020 over the three-year period following those transactions, and to eliminate the negative effect of share repurchases during 2022 (which will be spread over three years), that, in the aggregate, reduced the TBV+D Growth Rate, the Committee determined that our TBV+D Growth Rate, as so adjusted, for the 2020-2022 Performance Period exceeded the Stretch performance level of 36.0%, and it approved payments to LTIP participants, including our NEOs (other than Mrs. Alemany), at the maximum Award Percentage of 125% of the Target Amounts of the awards. Those payments made to our NEOs are included in the amount on the 2022 line of the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table and are separately listed in Footnote 6 to that table.

A listing of the new awards granted to our NEOs during 2022, and additional information regarding the LTIP and the payments approved by the Committee for the 2020-2022 performance period, is provided in the narrative discussion under the caption “EXECUTIVE COMPENSATION — Grants of Plan-Based Awards.”

In setting the percentages of our NEOs’ base salary rates as the Target Amounts of awards, the Committee attempts to provide our NEOs with aggregate amounts of salary and incentive opportunities each year that it considers appropriate based on the market and peer analyses of total direct compensation for officers of other companies in similar positions as our NEOs. Since the LTIP was adopted, the Target Amounts of our NEOs’ award opportunities generally have increased, while, in general, there have been limited increases in our NEOs’ base salaries. As a result, payments of performance-based LTIP awards have become a substantial portion of our NEOs’ total compensation, which aligns with our philosophy of emphasizing and rewarding sustained long-term performance.

The following table lists percentages of base salary rates and dollar amounts that could be paid in future years to our NEOs at each performance level under all outstanding LTIP awards they currently hold, including those granted to them in January 2023 for the 2023-2025 Performance Period.

Name (1)	Performance Period	Target Level Percentage of Base Pay	Potential Payment for Performance at:
			Threshold Level (2)	Target Level (2)	Stretch Level (2)
Frank B. Holding, Jr.	2021-2023	475%	$2,398,750	$4,797,500	$5,996,875
	2022-2024	475%	2,398,750	4,797,500	7,196,250
	2023-2025	475%	2,398,750	4,797,500	7,196,250

Craig L. Nix	2021-2023	325%	1,096,875	2,193,750	2,742,188
	2022-2024	325%	1,096,875	2,193,750	3,290,625
	2023-2025	325%	1,096,875	2,193,750	3,290,625

Hope H. Bryant	2021-2023	400%	1,400,000	2,800,000	3,500,000
	2022-2024	400%	1,400,000	2,800,000	4,200,000
	2023-2025	400%	1,400,000	2,800,000	4,200,000

Peter M. Bristow	2021-2023	400%	1,400,000	2,800,000	3,500,000
	2022-2024	400%	1,400,000	2,800,000	4,200,000
	2023-2025	400%	1,400,000	2,800,000	4,200,000
(1)

Under her employment agreement, Mrs. Alemany receives annual bonuses provided for in the agreement and is not a participant in the LTIP. As a result, no LTIP awards have been granted to Mrs. Alemany for any Performance Period.

(2)

Performance goals were set for awards for the 2021-2023 Performance Period at Threshold, Target and Stretch TBV+D Growth Rate levels of 12%, 24% and 36%, respectively. Performance goals were set for awards for the 2022-2024 and 2023-2025 Performance Periods at Threshold, Target and Stretch TBV+D Growth Rate levels of 12%, 30% and 48%, respectively, which represented higher Target and Stretch TBV+D Growth Rate goals than in prior years. The Award Percentage for performance at the Stretch level was increased to 150% of Target Amounts for awards for the 2022-2024 and 2023-2025 Performance Periods as compared to 125% in prior years.

All awards listed in the table are subject to the Committee’s clawback policy described above under the caption “Incentive Compensation Clawback Policy.”

Merger Performance Plan (“MPP”). During 2022, the Committee approved the MPP under which eligible executives and other associates of FCB and its affiliates may be offered opportunities to earn awards, payable in cash, based upon attainment of performance objectives related to mergers we engage in, including our merger with CIT. The primary purpose of the MPP is to motivate and reward associates who have significant involvement in and responsibility for post-acquisition processes by offering cash incentives that are dependent on the realization of benefits of acquisitions to our company and stockholders.

During January 2022, the Committee approved performance award opportunities for our NEOs, other than Mrs. Alemany, for the 2022 Performance Period in specified Target Amounts, subject to approval of the MPP plan document. The awards could be earned based on the attainment of performance objectives related to our acquisition of CIT, which included the timely achievement of pre-established conversion and integration milestones with respect to the operations of CIT and its bank subsidiaries, CIT Bank, N.A., OneWest Bank and Mutual of Omaha Bank, into FCB, and the realization of merger cost savings and synergies, as well as individual performance. Under the plan, the Committee can reduce or eliminate the amount of an award by applying negative discretion, including an award that would otherwise be earned and payable under the terms of the plan.

On December 31, 2022, the 2022 Performance Period ended, and during February 2023, the Committee approved payments to participants based on the Committee’s assessment of the attainment of the performance objectives and individual responsibilities for and contributions to the consolidation and integration process. Each NEO-participant received payment of the Target Amount of his or her award opportunity. The amounts of those payments made to our NEO-participants are included in the aggregate amounts listed on the 2022 line of the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table and are separately listed in Footnote 6 to that table. During February 2023 the Committee also approved performance award opportunities under the MPP for the 2023 Performance Period tied to continued achievement of conversion milestones, realization of remaining merger cost savings, and leveraging of merger synergies and benefits, as well as individual performance. Additional information regarding the MPP and awards approved under it is contained in the narrative discussion under the caption “EXECUTIVE COMPENSATION — Grants of Plan-Based Awards.”

The table below lists the Target Amounts of MPP award opportunities approved for the 2022 Performance Period, as well as MPP award opportunities approved during February 2023 for the 2023 Performance Period.

Performance Period	Mr. Holding	Mr. Nix	Mrs. Bryant	Mr. Bristow

2022	$3,820,000	$1,510,000	$2,180,000	$2,180,000

2023	1,010,000	472,500	490,000	690,000

Bonuses. From time to time the Committee may consider and recommend, and the Boards of Directors may approve, payment of a discretionary cash bonus to one or more executive officers based on particular performance or achievement considerations or other factors related to the retention of motivated and talented executive officers. No discretionary bonuses were paid for 2022 to any of our NEOs, with the exception of Mrs. Alemany, whose employment agreement provides for a cash bonus of $6,850,000 at the conclusion of each 12-month period during the 2-year term of the agreement in lieu of participation in our LTIP. In connection with the merger we also made a one-time payment of $1,850,000 to Mrs. Alemany in lieu of a payment under CIT’s 2021 short-term incentive plan. Those payments to Mrs. Alemany for 2022 are included on the 2022 line of the “Bonus” column of the Summary Compensation Table and are separately listed in Footnote 4 to that table.

Non-Qualified Deferred Compensation Plans

During February 2021, the Committee recommended, and FCB’s Board approved, an unfunded, non-qualified deferred compensation plan (the “FCB 2021 Plan”) that permits plan participants to save for retirement and other long-term financial goals on a tax-deferred basis by electing to defer their receipt of up to 80% of their base salaries and certain eligible incentive compensation, including LTIP award payments. FCB credits participants’ deferred amounts with deemed investment gains, and deducts deemed investment losses, based on hypothetical investment options selected by the participants from a menu of investment options which are used only for purposes of measuring the amounts to be added to or deducted from participants’ accounts. With the exception of a money-market fund available to FCB 2021 Plan participants which, due to limitations on the operational capabilities of our plan record keeper, was different from the substantially similar money market fund offered to participants in our Section 401(k) plans, during 2022 each of the deemed investment options available to participants in the FCB 2021 Plan also was available to Section 401(k) plan participants for the investment of their accounts under those plans. The FCB 2021 Plan does not provide for FCB to make any additional or discretionary contributions to participants’ plan accounts. Mr. Nix, Mrs. Bryant and Mr. Bristow were participants in and deferred compensation under the FCB 2021 Plan during 2022. Mr. Holding is eligible to participate in the FCB 2021 Plan but has not elected to defer any compensation and does not have an account balance under the plan. Mrs. Alemany was not eligible to participate in 2022.

Also, prior to our merger with FCB-SC during 2014, FCB-SC maintained two unfunded, non-qualified deferred compensation plans (the “FCB-SC Plans”) in which various officers of FCB-SC were participants. In connection with that merger, FCB agreed to assume, pay interest on (at the fixed interest rates provided for in the FCB-SC Plans), and distribute plan participants’ accounts in accordance with the terms of the plans as they existed when the merger was completed. Participants may not make any further deferrals under the FCB-SC Plans, and FCB does not make any additional or discretionary contributions to the accounts of participants in the FCB-SC Plans. Mr. Nix and Mr. Bristow each have accounts under both of the FCB-SC Plans, and a portion of the interest credited to each of their accounts for 2022 was considered to be “above market” under the SEC’s disclosure rules and is included in their amounts listed under the “Change in Pension Value and Non-qualified Deferred Compensation Earnings” column of the Summary Compensation Table and described in footnotes to that table.

Additional information about the above three plans, including amounts deferred by Mr. Nix, Mrs. Bryant and Mr. Bristow and deemed net investment losses deducted from their accounts during 2022 under the FCB 2021 Plan, interest credited to Mr. Nix’s and Mr. Bristow’s FCB-SC Plan accounts for 2022, and their respective year-end account balances under all three plans, is contained in this proxy statement under the caption “EXECUTIVE COMPENSATION — Non-Qualified Deferred Compensation.”

Retirement Plans

We currently maintain the following qualified plans under which retirement benefits are provided to our NEOs and other associates:

●

defined benefit pension plans, including our plan and separate plans previously maintained by FCB-SC and CIT that FCB continues to maintain and administer to provide benefits to FCB-SC’s and CIT’s former officers and associates who are participants in those plans;

●	a legacy Section 401(k) defined contribution plan; and

●	an enhanced Section 401(k) defined contribution plan.

During 2007, changes were made to our and FCB-SC’s retirement plan programs that were designed to reduce the volatility of our pension plan expense, while preserving the competitive retirement benefits we provide to our associates. The changes included the retention of pension and Section 401(k) plans as they existed at the time the changes were made (the “legacy plans”), and the addition of “enhanced” Section 401(k) plans. Associates of FCB and FCB-SC hired after the changes were made would participate only in the enhanced Section 401(k) plans and would not become participants in the pension plans. Eligible associates hired before the changes made one-time elections to:

●	continue to participate in the pension and legacy Section 401(k) plans; or

●

participate only in the enhanced Section 401(k) plans rather than the legacy Section 401(k) plans, in which case they would continue to be participants in the pension plans, but their pension plan benefit service would be frozen and no further benefits would accrue (although under FCB’s pension plan participants receive credit for increases in compensation even if plan benefit service credit is frozen).

FCB’s, FCB-SC’s and CIT’s pension plans continue to exist as separate plans. CIT’s Section 401(k) plan remained in effect as a separate plan for CIT’s former employees during 2022, but it was merged into, and participants’ accounts were transferred to, our enhanced Section 401(k) plan effective January 1, 2023. FCB-SC’s legacy and enhanced Section 401(k) plans were merged into FCB’s corresponding plans following that merger.

At the time of the plan changes in 2007, Mr. Holding, Mr. Nix, Mrs. Bryant and Mr. Bristow were pension plan participants and each elected to remain in the legacy plans. During 2022, Mrs. Alemany, who was first employed in 2022 in connection with our merger with CIT, participated in CIT’s Section 401(k) plan. She is not a participant in any of the pension plans.

Further information about the terms of the defined benefit pension plans in which NEOs, other than Mrs. Alemany, participate (including the calculation of benefits under the plans), as well as our legacy and enhanced Section 401(k) plans (including the calculation of matching contributions), is contained in this proxy statement under the caption “EXECUTIVE COMPENSATION — Retirement Benefits and Separation from Service Payments.”

Non-Qualified Separation from Service Agreements

FCB has non-qualified separation from service agreements with Mr. Holding, Mr. Nix, Mrs. Bryant and Mr. Bristow and certain of our other executive officers that were entered into before our LTIP was approved in 2014. The agreements provide for payments for a period of 10 years following a separation from service that occurs no earlier than an agreed-upon age. No new agreements have been entered into since our LTIP was approved and awards under it were first granted, and no new agreements currently are contemplated. Mrs. Alemany does not have a separation from service or similar agreement, other than her employment agreement described below under the caption “EXECUTIVE COMPENSATION — Employment Agreement with Ellen R. Alemany.”

When originally approved, the agreements were intended to help us retain and reward the long-term service of key officers within our organization, and to assure their continued loyalty following a separation from service. Because payments will be made to the officers only if they continue in FCB’s employment until their specified ages, the Committee believed the agreements were consistent with our objective of encouraging and rewarding long-term service and loyalty. The Committee also believed the additional long-term benefit provided to our NEOs under the agreements enhanced our compensation program by mitigating to some degree its lack at that time of any incentive compensation plan or any equity-based compensation. In return for payments, each officer is obligated to provide limited consultation services to, and not to compete against, FCB during the payment period. Further information about the terms of the agreements is contained in this proxy statement below under the caption “EXECUTIVE COMPENSATION — Retirement Benefits and Separation from Service Payments.”

The amounts of payments provided for in the agreements are calculated as percentages, ranging from approximately 20% to approximately 45%, of the officers’ base salary rates at the time their agreements were approved. In the past, from time to time the agreements have been amended to change the amounts and/or percentages used to calculate payment amounts in order to reflect increases in officers’ base salaries, but there have been no adjustments to agreements with any of our current NEOs since 2011, and no further adjustments to those agreements currently are contemplated.

Personal Benefits

We do not provide an extensive array of perquisites or personal benefits to our executive officers beyond those benefits (including individual and family group insurance coverages) that are available generally on the same terms to all our associates. However, for the convenience of our NEOs, or under our risk management program, or for other specific purposes, from time to time certain of our NEOs do receive, or are deemed to have received, other benefits that are not directly related to the performance of their duties as executive officers or that otherwise confer a benefit that has a personal aspect. Also, during 2022, and as further described below, we provided certain benefits to Mrs. Alemany pursuant to the terms of her employment agreement. As part of its review of our NEOs’ overall compensation each year, the Committee reviews all personal benefits being provided or proposed to be provided to executive officers, and it recommends to the Boards of Directors whether those benefits should be approved or continued. Benefits that certain of our NEOs received, or were deemed to have received, during 2022 included:

●	maintenance and monitoring of security systems in Mr. Holding’s, Mr. Nix’s, Mrs. Bryant’s and Mr. Bristow’s residences under our risk management program;

●	services of staff personnel that we attribute to Mr. Holding’s personal activities; and

●	benefits described below provided to Mrs. Alemany.

Since 2005, our Boards of Directors have maintained a policy under which FCB will, as deemed advisable, install, maintain and monitor security systems in the homes of certain executive officers. The Boards believe the safety of our key executive officers is a business concern, and they approved the policy as part of our risk management program. Under the policy, each officer in whose home FCB installs a security system agrees to purchase that equipment from FCB, at its depreciated book value, following retirement or other termination of employment. FCB periodically replaces or upgrades the security systems in residences as technology improves or the systems age. FCB’s annual expenditures associated with the installation (including replacement), maintenance and monitoring of each officer’s security system is treated as a personal benefit to that officer.

We monitor our NEOs’ utilization of the services of administrative personnel. To the extent an associate may, from time to time, provide services that relate to an NEO’s personal activities, we estimate the staff time devoted to those services and treat a portion of our compensation and benefits expense related to the associate as a personal benefit to that NEO, and those expenses are treated as taxable income to the NEO.

Mrs. Alemany’s employment agreement provides that, during its term, FCB would provide her with the use of a car and the services of a driver to facilitate her business-related travel on an as-needed basis. That arrangement ended during April 2022. Our full compensation and benefits expense related to the driver, and our incremental cost associated with Mrs. Alemany’s use of the car for other than business purposes, is allocated to her as a personal benefit for 2022.

FCB maintains three corporate apartments, including two apartments in a building owned by FCB in Columbia, South Carolina, and one apartment in New York, New York, that was leased during March 2021 in anticipation of our merger with CIT. All of the apartments are available for use by executives for business purposes, with the New York apartment being used during 2022 primarily by our President, Peter Bristow, whose duties overseeing the operation and integration into FCB’s operations of various of CIT’s commercial business lines require frequent trips to the New York area to meet with staff. The apartments are provided as lodging for FCB executives during business trips and we monitor their use. If an apartment is used by an executive for personal purposes, we allocate to the executive, as a personal benefit, our aggregate incremental cost associated with each day of that personal use. There was no personal use of any of the apartments during 2022.

In the case of each of our NEOs other than Mrs. Alemany, we believe our incremental costs associated with personal benefits we provided during 2022 did not exceed an aggregate of $10,000. As a result, the costs of the benefits they received are not included in their 2022 compensation listed in the Summary Compensation Table. Our estimate of our aggregate incremental costs associated with Mrs. Alemany’s personal benefits during 2022 was $51,312 and that amount is included in the aggregate amount shown on the 2022 line of the “All Other Compensation” column of the Summary Compensation Table. Our executive officers also are covered by a directors and officers liability insurance policy paid for by FCB, and we also provide each executive officer with group life, health, medical and other insurance coverages for themselves and their spouses and families on the same terms, including cost, as those coverages are provided to all full-time associates. We do not consider those insurance coverages to be perquisites and the cost of that insurance is not included in the Summary Compensation Table or in our calculation of the incremental cost of benefits provided to our NEOs.

EXECUTIVE OFFICERS

We consider our and FCB’s officers who are listed below to be our current executive officers. Each current executive officer serves at the pleasure of the Boards until his or her removal, resignation, retirement, death or disqualification, or until his or her successor is duly elected and qualified.

Name and Age (1)	Member of Our Executive Leadership Team	Positions with FCB and Us

Frank B. Holding, Jr. 61		FCB’s and our Chairman since February 2009, and FCB’s and our Chief Executive Officer since January 2008. Previously, Chief Executive Officer of our former subsidiary, IronStone Bank, from February 2009 to January 2011, and our and FCB’s President from 1994 to February 2009. Employed by FCB since 1983.

Hope H. Bryant 60		FCB’s and our Vice Chairwoman since January 2011. Previously, President of our former subsidiary, IronStone Bank, from 2006 until January 2011, and FCB’s Executive Vice President from 2002 until January 2011. Employed by FCB since 1986.

Peter M. Bristow 57		FCB’s and our President since November 2014. Previously, Executive Vice President and Chief Operating Officer of First Citizens Bancorporation, Inc. and President and Chief Operating Officer of First Citizens Bank and Trust Company, Inc., Columbia, S.C., from 2001 to 2014. Employed by FCB since 2014.

Craig L. Nix 51		FCB’s and our Chief Financial Officer since November 2014. Previously, Executive Vice President and Chief Financial Officer of First Citizens Bancorporation, Inc. and First Citizens Bank and Trust Company, Inc., Columbia, S.C., from 2001 to 2014. Employed by FCB since 2014.

Lorie K. Rupp 58		FCB’s and our Chief Risk Officer since March 2017. Previously, FCB’s and our Chief Accounting Officer from 2013 to 2017; Consulting Director with KPMG, LLP from 2011 to 2013; Senior Vice President of Accounting and Finance of Regions Financial Corporation from 2008 to 2009; and Senior Vice President of Finance of Bank of America from 1990 to 2008. Employed by FCB since 2013.

Jeffery L. Ward 62		FCB’s and our Chief Strategy Officer since October 2014. Previously, Regional Executive Vice President of FCB from 2004 to 2014. Employed by FCB since 1992.

James S. Bryan 66		FCB’s Executive Vice President since 2016 and Chief Credit Officer — General Bank since March 1, 2022. Previously FCB’s Chief Credit Policy Officer from 2019 to 2022, Commercial Credit Executive from 2016 to 2019, and Regional Executive Vice President from 2007 to 2016. Employed by FCB since 1990.

Andrew Giangrave 53		FCB’s Executive Vice President and Chief Credit Officer — Commercial since April 2022. Previously, CIT Bank, N.A.’s Senior Vice President from 2006 to 2022. Employed by FCB since January 2022 and, previously, by CIT since 2006.

Matthew G. T. Martin 43		FCB’s and our Chief Counsel and Corporate Secretary since June 2021. Previously, United States Attorney, Middle District of North Carolina, from 2018 to 2021; Associate General Counsel, Duke Energy Corp from 2013 to 2018; and Partner with the law firm of Smith Anderson in Raleigh, N.C. until 2013. Employed by FCB since June 2021.

Name and Age (1)	Member of Our Executive Leadership Team	Positions with FCB and Us

West Ludwig 54		FCB’s Executive Vice President and Chief Human Resources Officer since 2018. Previously, Senior Vice President, Human Resources for MZ, Inc. (internet gaming technology) from 2016 to 2018 and Executive Vice President, Human Resources for Fidelity Investments, Inc. (financial services) from 2008 to 2016. Employed by FCB since 2018.
(1)

Ellen R. Alemany and Marissa J. Harney served as executive officers during 2022. Mrs. Alemany served as one of our and FCB’s Vice Chairwomen until December 2022. She currently is employed by FCB as Special Advisor to our Chairman and Chief Executive Officer and continues to serve a member of our and FCB’s Boards of Directors. Ms. Harney served as our and FCB’s Chief Credit Officer until her retirement effective March 1, 2023.

EXECUTIVE COMPENSATION

Summary

The Summary Compensation Table below shows the cash and certain other compensation paid or provided by FCB to or deferred by our named executive officers listed in the table (our “NEOs”) for 2022, 2021, and 2020. Our NEOs also serve as executive officers of FCB. They are compensated by FCB for their services as its officers, and they receive no separate salaries or other compensation from us. With the exception of an employment agreement we entered into with Ellen R. Alemany in connection with our merger with CIT effective January 3, 2022, that provides for the terms of her employment with us following the merger, all of our NEOs are employed on an “at will” basis and serve in their positions at the pleasure of our Board of Directors, and none of them has an employment agreement with us or FCB.

SUMMARY COMPENSATION TABLE

Name and Principal Position During 2022	Year	Salary (3)	Bonus (4)	Stock Awards (5)	Non-Equity Incentive Plan Compensation (3)(6)	Change in Pension Value and Nonqualified Deferred Compensation Earnings (7)(8)	All Other Compensation (9)	Total

Frank B. Holding, Jr. (1)	2022	$1,010,000	$-0-	$-0-	$7,008,250	$-0-	$13,725	$8,031,975

Chairman and	2021	1,010,000	1,500,000	-0-	3,046,365	60,063	13,050	5,629,478

Chief Executive Officer	2020	977,525	-0-	-0-	2,865,000	581,100	12,825	4,436,450

	2022	675,000	-0-	-0-	3,216,563	21,003	13,725	3,926,291

Craig L. Nix	2021	675,000	575,000	-0-	1,606,500	23,019	13,050	2,892,569

Chief Financial Officer	2020	629,250	-0-	-0-	1,500,000	312,185	12,825	2,454,260

Ellen R. Alemany (1)(2) Vice Chairwoman	2022	1,019,231	8,700,000	2,637,744	-0-	-0-	104,104	12,461,079

	2022	700,000	-0-	-0-	3,994,063	-0-	13,725	4,707,788

Hope H. Bryant (1)	2021	700,000	900,000	-0-	1,731,188	54,538	13,050	3,398,776

Vice Chairwoman	2020	671,125	-0-	-0-	1,625,000	426,481	12,825	2,735,431

	2022	700,000	-0-	-0-	3,994,063	40,847	13,725	4,748,635

Peter M. Bristow (1)	2021	700,000	900,000	-0-	1,731,188	65,503	13,050	3,409,741

President	2020	671,125	-0-	-0-	1,625,000	424,684	12,825	2,733,634
(1)

Mr. Holding, Mrs. Bryant and Mr. Bristow each served as a member of our and FCB’s Boards of Directors during each year, and Mrs. Alemany served as a member of the Boards during 2022, but none of them received any additional compensation for their services as directors.

(2)

Mrs. Alemany was first employed on January 3, 2022, in connection with our merger with CIT. She served as Vice Chairwoman from January to December 2022, and currently serves as Special Advisor to our Chairman and Chief Executive officer.

(3)

Salary and Non-Equity Incentive Plan amounts include the portions of each officer’s base salary and LTIP awards paid by FCB that was deferred at the officer’s election under our Section 401(k) plans and, in the case of Mr. Nix, Mrs. Bryant and Mr. Bristow, under FCB’s 2021 non-qualified deferred compensation plan. Mrs. Alemany’s salary includes $19,231 paid to her by FCB during 2022 for unused vacation pay which she would have been entitled to receive as an employee of CIT during 2021.

(4)

The amount shown for Mrs. Alemany for 2022 reflects a guaranteed annual bonus in lieu of her participation in our LTIP ($6,850,000) paid to her pursuant to the terms of her employment, as described in the narrative discussion under the caption “Employment Agreement With Ellen R. Alemany,” and an additional one-time payment ($1,850,000) that we agreed to pay her in connection with the merger in lieu of a payment under CIT’s short-term incentive plan. The amounts shown for Mr. Holding, Mr. Nix, Mrs. Bryant and Mr. Bristow for 2021 reflect discretionary “merger success” bonuses paid to them in connection with our transformational merger with CIT which more than doubled our assets to over $100 billion.

(5)

Reflects the grant date fair value, computed in accordance with FASB ASC Topic 718, of restricted stock units (“RSUs”) deemed to have been granted to Mrs. Alemany, due to modification of their vesting terms, upon the conversion, in accordance with the terms of our merger agreement with CIT, of an outstanding stock award covering shares of CIT common stock (granted to her by CIT before the merger) into RSUs covering shares of our Class A Common. The grant date fair value of the RSUs was determined based on the closing share price of the underlying shares of Class A Common on January 3, 2022, which was the effective date of our merger with CIT.

(6)

Reflects the aggregate of amounts paid to NEOs (i) for each year with respect to awards under FCB’s LTIP, as described in the narrative discussion under the caption “Long-Term Incentive Plan (‘LTIP’).” and, (ii) for 2022 only, with respect to award opportunities under FCB’s MPP as described in the narrative discussion under the caption “Merger Performance Plan (‘MPP’).” The following table reflects amounts paid to each NEO, with the exception of Mrs. Alemany, under each plan for 2022. No payments were made to Mrs. Alemany for 2022 under either the LTIP or the MPP.

Plan	Mr. Holding	Mr. Nix	Mrs. Bryant	Mr. Bristow
LTIP	$ 3,188,250	$ 1,706,563	$ 1,814,063	$ 1,814,063
MPP	3,820,000	1,510,000	2,180,000	2,180,000

(7)	Amounts in this column consist of two components, including:

●

“Change in Pension Value,” which represents the net aggregate amount of the increase, if any, for each year in (i) the actuarial present value of, for officers who are pension plan participants, those officers’ accumulated benefits under defined benefit pension plans, and (ii) for officers who are parties to separation from service agreements with FCB, the present value of monthly payments that would be made under those agreements to the officers in the future for a period of 10 years following their separation from service at agreed-upon ages; and

●

in the case of Mr. Nix and Mr. Bristow only, “Non-Qualified Deferred Compensation Earnings,” which, as described in Footnote 8 below, represent amounts of interest paid on non-qualified deferred compensation that is considered to be “above market” under the SEC’s disclosure rules.

“Change in Pension Value” amounts do not represent payments actually received by officers. As further described in the narrative discussion under the caption “Retirement Benefits and Separation from Service Payments,” each year we determine present values of benefits and future payments under the pension plans and separation from service agreements as of December 31 in order to reflect the amounts of our future obligations to the named officers under the plans and those agreements in our consolidated financial statements. Future payments are projected based on a number of assumptions, including assumptions regarding future events (including, in the case of the pension plans, mortality assumptions), and we discount the projected future payments to present values using a rate of interest calculated by a third party based on a theoretical portfolio of high quality corporate bonds that would be sufficient to provide for projected payments under the pension plans and agreements. Under financial and pension accounting principles, those assumptions and the discount rates change from time to time. In general, the present value of an officer’s future payments increases as the officer grows older and the time before the commencement of those payments decreases. The present values also increase if the discount rate used in the calculation decreases from one year to the next, and they decrease if the discount rate increases. Changes in the other assumptions we use also can result in increases or decreases in present values. The discount rates used for calculating the present values for each year covered in the table below were, for 2022, 5.57% for the pension plans and 4.73% for the separation from service agreements, 3.04% for both plans for 2021, and 2.76% for both plans for 2020. For 2022, aggregate present values at December 31 decreased as compared to the amount at December 31 of the prior year resulting primarily from an increase in the discount rates used in determining present values (as compared to the rates used for 2021), offset somewhat by the one-year decrease in the time remaining before the commencement of payments. As provided in the SEC’s disclosure rules, the net decrease in aggregate present values for each NEO is reflected as $-0- in the Summary Compensation Table. For 2021, aggregate present values at December 31 increased by a lesser amount than in prior years, or, in the case of separation from service agreements, decreased, resulting primarily from an increase in the discount rates used in determining present values (as compared to the rate used for 2020), offset somewhat by a one-year decrease in the time before commencement of payments. For 2020, aggregate present values at December 31 increased as compared to the amounts at December 31 of the preceding year, resulting primarily from a decrease in the discount rates used in determining present values (as compared to the rates used for 2019), combined with a one-year decrease in the time before commencement of payments. Present value amounts could increase or decrease in future years if discount rates decrease or increase or there are changes in other assumptions. The separate increases or decreases for each officer under the pension plans and the separation from service agreements for 2022, 2021 and 2020, are listed in the following table.

	F. B. Holding, Jr.	C. L. Nix	E. R. Alemany (a)		H. H. Bryant	P. M. Bristow
2022
Increase (decrease) in actuarial present value of accumulated benefits under pension plan	$(433,317)	$(355,382)	(b	)	$(489,873)	$(441,347)
Increase (decrease) in present value of future monthly payments under separation from service agreements	(340,295)	(152,171)	(b	)	(152,438)	(187,793)
Aggregate increase (decrease)	$(773,612)	$(507,553)	(b	)	$(642,311)	$(629,140)
2021
Increase (decrease) in actuarial present value of accumulated benefits under pension plan	$63,624	$21,434	—		$60,926	$42,371
Increase (decrease) in present value of future monthly payments under separation from service agreements	(3,561)	(17,770)	—		(6,388)	(14,510)
Aggregate increase (decrease)	$60,063	$3,664	—		$54,538	$27,861
2020
Increase (decrease) in actuarial present value of accumulated benefits under pension plan	$270,262	$191,328	—		$299,648	$249,288
Increase (decrease) in present value of future monthly payments under separation from service agreements	310,838	103,021	—		126,833	140,708
Aggregate increase (decrease)	$581,100	$294,349	—		$426,481	$389,996

(a)    Mrs. Alemany was first employed on January 3, 2022, in connection with our merger with CIT.

(b)    Mrs. Alemany is not a participant in a pension plan and is not a party to a separation from service agreement.

(8)

In addition to their “Change in Pension Value,” the amounts listed in this column of the Summary Compensation Table for 2022, 2021 and 2020 for Mr. Nix and Mr. Bristow include “Non-Qualified Deferred Compensation Earnings” which represent portions of the interest accrued by FCB to their accounts each year under non-qualified deferred compensation plans it assumed from FCB-SC in 2014 that is considered to be “above market” (for 2022, $21,003 for Mr. Nix, and $40,847 for Mr. Bristow). Those “above market” amounts equal the portions of total interest FCB credited to each officer’s accounts each year at the fixed interest rate provided for in the plans that exceed the amounts that would have been accrued at rates equal to 120% of the Internal Revenue Service’s “applicable federal rates” for the months during which the actual fixed accrual rate was set. Interest credited to their accounts that is not considered to be “above market” is not included in the table. None of our other NEOs had any “Non-Qualified Deferred Compensation Earnings” for any year in the table, and none are included in their amounts listed in this column. Additional information regarding our NEOs’ participation in non-qualified deferred compensation plans during 2022 is contained in the narrative discussion under the caption “Non-Qualified Deferred Compensation.”
(9)	The following table describes each officer’s “Other Compensation” for 2022.

Description	Frank B. Holding, Jr.	Craig L. Nix	Ellen R. Alemany	Hope H Bryant	Peter M. Bristow
FCB’s matching contributions under Section 401(k) plans (a)	$13,725	$13,725	$8,867	$13,725	$13,725
FCB’s additional profit sharing contributions under Section 401(k) plans (a)	—	—	6,100	—	—
Estimates of FCB’s aggregate incremental costs related to personal benefits (b)	—	—	51,312	—	—
Dividends accrued on unvested RSUs (c)	—	—	37,825	—	—
Total Other Compensation	$13,725	$13,725	$104,104	$13,725	$13,725
(a)

Mr. Holding, Mr. Nix, Mrs. Bryant and Mr. Bristow participate in our legacy Section 401(k) plan and, as a result, received FCB’s matching contributions to their accounts during 2022 but did not receive additional profit sharing contributions. During 2022, Mrs. Alemany participated in CIT’s Section 401(k) plan and FCB made matching contributions and a profit sharing contribution to her account under that plan as described below under the caption “Section 401(k) Plans.”

(b)

From time to time our executive officers, including our NEOs in the table above, receive or may be deemed to have received various personal benefits from FCB. The amount shown for Mrs. Alemany reflects FCB’s estimate of its aggregate incremental cost of personal benefits provided to her during 2022 pursuant to the terms of her employment agreement. Those benefits included FCB’s incremental expenses associated with her personal use of a car provided by FCB for her use primarily for business purposes ($1,181), and FCB’s compensation expense associated with a driver assigned to her ($50,131), from January to April 2022. We believe FCB’s aggregate incremental cost associated with personal benefits provided during 2022 to each of our other four NEOs listed in the table did not exceed $10,000 and, for that reason, no amount for personal benefits is included for any of them in the table above or in the “All Other Compensation” column in the Summary Compensation Table. FCB also provides each of our executive officers with group life, health, medical and other insurance coverages for themselves and their spouses and families on the same terms as those coverages are provided to all full-time employees. The cost of that insurance is not included in the table. Additional information regarding personal benefits is contained in the discussion under the heading “COMPENSATION DISCUSSION AND ANALYSIS.”

(c)

Under the terms of stock awards previously awarded to Mrs. Alemany by CIT that were converted into RSUs covering shares of our Class A Common in connection with our merger with CIT on January 3, 2022, dividends we pay on our Class A common are credited to unvested shares covered by her awards and are paid to her as the shares become vested. Dividends credited to unvested shares will be forfeited if the related award is forfeited before vesting. The amount listed in the table reflects the aggregate amount of dividends credited during 2022 on unvested shares covered by Mrs. Alemany’s RSUs.

Employment Agreement with Ellen R. Alemany

Concurrent with the execution of our merger agreement with CIT on October 15, 2020, we agreed to employ CIT’s then current Chairwoman and Chief Executive Officer, Ellen R. Alemany, and we entered into a two-year employment agreement with her, effective upon consummation of the merger. Mrs. Alemany’s term of employment began when the merger became effective on January 3, 2022.

The employment agreement provides for annual base salary of $1,000,000 and, in lieu of participation in our LTIP, a guaranteed annual bonus of $6,850,000 at the conclusion of each 12-month period during the term.

Additionally, subject to her continued employment, she will receive a retention bonus of $13 million payable in a lump sum following the second anniversary of consummation of the merger, conditioned upon her execution of a release of all claims (which will be in lieu of any amounts she would have been entitled to receive upon any qualifying termination of employment under the CIT Employee Severance Plan or any other severance arrangements with CIT or FCB).

During 2022 following the merger, Mrs. Alemany served as our and FCB’s Vice Chairwoman, reporting to our Chairman and Chief Executive Officer, and served on our and FCB’s Boards, with duties related to the transition and integration of CIT’s and FCB’s businesses. Under the agreement, if she and our Chairman and Chief Executive Officer mutually agreed that the integration of CIT into FCB’s operations was successfully assured such that her services as Vice Chairwoman were no longer necessary, she would be removed from that position, after which her employment would continue for the remainder of the two-year term as a Special Advisor to our Chairman and Chief Executive Officer but she would resign from our and FCB’s Boards. Effective during December 2022, and pursuant to agreement with our Chairman and Chief Executive Officer as described above, Mrs. Alemany ceased to serve as Vice Chairwoman and an executive officer. However, in consideration of the value to the Board of her past experience with large financial institutions, our Compensation, Nominations and Governance Committee recommended to the Board that she continue serving as a director, and our Board has nominated her for reelection as a director at the Annual Meeting. During 2023 she will continue to serve as an employee of FCB and Special Advisor to our Chairman and Chief Executive Officer pursuant to her employment agreement.

Mrs. Alemany is eligible for benefits from FCB on the same basis as other former employees of CIT, and vacation, holiday and personal leave in accordance with FCB’s plans and policies that apply to all of its associates. The employment agreement provides that, during its term, FCB also will provide Mrs. Alemany with a car and driver to facilitate her business-related travel on an as-needed basis, and first-class business air travel arrangements for her business-related travel, and she will be allowed to continue to use the office location at which she worked prior to consummation of our merger with CIT or, if FCB has ceased to maintain that office location, FCB will provide her a comparable location from which to work. Mrs. Alemany’s access to the car and driver ended during April 2022.

If Mrs. Alemany’s employment is terminated by FCB without “Cause” or “Special Cause,” or if Mrs. Alemany terminates her own employment with “Good Reason,” as those terms are defined below, she will continue to receive base salary and annual bonuses described in the agreement for its remaining term. She will remain entitled to receive the retention bonus if FCB terminates her employment without “Special Cause,” she terminates her own employment with “Good Reason,” or her employment terminates due to Mrs. Alemany’s “Disability,” as defined below, or death, conditioned on her (or in the event of her death, her estate’s) execution of the release referenced above.

Under the agreement, the term “Cause” means (i) the commission of a misdemeanor involving moral turpitude or a felony; (ii) acts or omissions that cause or may reasonably be expected to cause material injury to FCB or its affiliates, vendors, customers, or business partners or is intended to result in personal gain; (iii) substantial and continuing refusal to perform assigned job responsibilities as Vice Chairwoman (other than by reason of physical or mental incapacity) after having been put on notice of the deficiency and given a reasonable time to cure; (iv) willful failure to comply with, or willful violation of, the material provisions of FCB’s Code of Ethics; (v) acts or omissions, whether or not performed in the workplace, which preclude employment by FCB by virtue of Section 19 of the Federal Deposit Insurance Act; or (vi) violation of any federal or state securities or banking laws or regulations or the rules and regulations of any securities exchange or association The term “Special Cause” means (i) conviction of a felony involving moral turpitude committed at any time in connection with services to CIT or FCB, or (ii) willful misconduct at any time in connection with services to CIT or FCB that is materially and demonstrably economically injurious to FCB; however, no act or failure to act shall be deemed to be “willful” (A) unless it is done or omitted to be done in bad faith or (B) if the act is done or omitted to be done based on the direction of FCB’s Board of Directors or Chief Executive Officer or on the advice of counsel to FCB. A termination for “Cause” or “Special Cause” shall not occur unless (a) FCB has provided written notice to Mrs. Alemany specifying in detail the alleged condition of Cause within 90 days of FCB’s knowledge of such condition; and (b) if curable, Mrs. Alemany shall have failed to cure the alleged condition within ten days following her receipt of such written notice. Mrs. Alemany will have “Good Reason” to terminate her own employment if FCB breaches the terms of the agreement. “Disability” means a physical or mental inability to substantially perform her duties and responsibilities under the agreement, with or without reasonable accommodation, for a period of 90 days, whether or not consecutive, during any 365-day period, as determined in FCB’s reasonable discretion.

Upon consummation of the merger, Mrs. Alemany held unvested stock awards previously granted by CIT covering an aggregate of 323,827 shares of CIT’s common stock which, in the same manner as all other CIT stock awards held by CIT’s other officers, were converted into restricted stock units (“RSUs”) covering an aggregate of 20,080 shares of our Class A Common and having the same terms as the converted CIT awards, with the exception of performance-based conditions that applied to one CIT stock award which, pursuant to the terms of the merger agreement, were considered to have been satisfied at the time of the merger. All RSUs vest over time in accordance with the terms of the converted CIT awards; provided that, to the extent not previously vested, all outstanding RSUs will immediately vest in full upon FCB’s termination of Mrs. Alemany’s employment without Special Cause, her Disability or death, her retirement under the terms of an applicable award agreement, or her termination of her own employment at the end of the term of the employment agreement or sooner with Good Reason.

In addition to the employment agreement, Mrs. Alemany executed and delivered a non-competition, non-solicitation, and confidentiality agreement that will generally prohibit her from competing with FCB during and for the two-year period following termination of her employment.

Grants of Plan-Based Awards

During 2022, various plan-based award opportunities were approved, or deemed to have been granted, to the NEOs listed in the Summary Compensation Table. Those awards are listed in the table below and are further described in the paragraphs following the table.

GRANTS OF PLAN-BASED AWARDS

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock	Grant Date Fair Value of Stock Awards
		Threshold	Target	Stretch

Frank R. Holding, Jr.	01/25/2022 (1)	$ 2,398,750	$ 4,797,500	$ 7,196,250	—	—
	05/05/2022 (2)	—	3,820,000	—	—	—

Craig L. Nix	01/25/2022 (1)	1,096,875	2,193,750	3,290,625	—	—
	05/05/2022 (2)	—	1,510,000	—	—	—

Ellen R. Alemany	01/03/2022 (3)	—	—	—	3,068 (3)	$ 2,637,744 (4)

Hope H. Bryant	01/25/2022 (1)	1,400,000	2,800,000	4,200,000	—	—
	05/05/2022 (2)	—	2,180,000	—	—	—

Peter M. Bristow	01/25/2022 (1)	1,400,000	2,800,000	4,200,000	—	—
	05/05/2022 (2)	—	2,180,000	—	—	—
(1)

Awards were granted on January 25, 2022, under FCB’s LTIP for the 2022-2024 Performance Period. See “Long-Term Incentive Plan (‘LTIP’)” below. “Threshold,” “Target” and “Stretch” amounts reflect the amounts of the LTIP awards that may be paid to each NEO at “Threshold” (i.e., minimum), “Target” and “Stretch” (i.e., maximum) levels of performance during the 2022-2024 Performance Period in relation to goals set by the Committee for the awards. The amounts payable at the Target level of performance (“Target Amount”) were based on percentages of the officers’ 2022 base salary rates as follows: Mr. Holding – 475%; Mr. Nix – 325%; Mrs. Bryant – 400%; and Mr. Bristow – 400%. At the end of the Performance Period, payments may be made to the officers equal to 50%, 100% and 150% of their Target Amounts for performance at the Threshold, Target and Stretch levels, respectively. If performance over the Performance Period exceeds the Threshold level but not the Target level, or exceeds the Target level but not the Stretch level, the amount earned by each NEO will be interpolated by the Committee. Stretch amounts are the maximum amounts that may be paid for the 2022-2024 Performance Period. Under her employment agreement, Mrs. Alemany receives annual bonuses provided for in the agreement and is not a participant in the LTIP. As a result, no LTIP award was granted to Mrs. Alemany for the 2022-2024 Performance Period.

(2)

Award opportunities were approved during January 2022 for the 2022 Performance Period, subject to approval of the formal MPP document, which occurred on May 5, 2022. See “Merger Performance Plan (‘MPP’)” below. The “Target Amounts” of the NEOs’ awards reflect the amounts that could be paid to them if Performance Goals for the awards were determined to have been satisfied at the end of the Performance Period. No MPP awards were approved for Mrs. Alemany.

(3)

Upon consummation of our merger with CIT effective January 3, 2022, Mrs. Alemany held unvested stock awards covering an aggregate of 323,827 shares of CIT common stock previously granted to her by CIT under its 2016 Omnibus Incentive Plan and which, in accordance with the terms of our merger agreement with CIT, and along with similar awards held by all other CIT officers, were converted into RSUs covering numbers (calculated based on the merger exchange ratio) of shares of our Class A Common. With the exception of the one award listed in the table above, the terms of Mrs. Alemany’s RSUs covering our Class A Common, including vesting schedules, are the same as the terms of the converted CIT stock awards. In the case of the award listed in the table, in addition to the requirement of continued service until the vesting date, the terms of the award included performance-based vesting conditions which, in accordance with the terms of the merger agreement, were considered to have been satisfied upon consummation of the merger. Because of that modification, the RSUs listed in the table are deemed to have been granted by us on January 3, 2022. See “Restricted Stock Units (‘RSUs’)” below. Mrs. Alemany is the only NEO who holds any RSUs or other equity-based award.

(4)

Reflects the fair value of the RSUs computed in accordance with FASB ASC Topic 718 as of the date Mrs. Alemany’s CIT equity award was converted into RSUs covering our Class A Common (its deemed “Grant Date”).

Long-Term Incentive Plan (“LTIP”). Under FCB’s LTIP, eligible associates of FCB and its affiliates may be offered opportunities to earn awards stated as percentages of their base salary rates, and payable in cash, based upon attainment of objective performance goals. The LTIP is intended to promote a closer alignment of the participants’ interests with our corporate interests and the long-term interests of our stockholders, and to encourage participants’ efforts to enhance our efficiency, profitability, growth and value. Each year our Compensation, Nominations and Governance Committee considers the grant of new awards under the LTIP. Awards granted each year have provided for payments based on performance goals measured over stated periods of time (“Performance Periods”) which generally have been specified as three calendar years. As reflected in the table above, during January 2022, the Committee approved the grant of awards to four of the NEOs listed in the table for a new, three-year 2022-2024 Performance Period.

The LTIP is administered by our Compensation, Nominations and Governance Committee, which selects associates to whom awards will be granted. All salaried associates who are considered to be in the “Executive Career Level,” as defined by FCB’s Career Framework, are eligible to participate in the LTIP.

In general, when the Committee grants awards under the LTIP, it establishes the Performance Period during which performance will be measured, establishes one or more specific written performance objectives and specific goals for each participant and/or for each group of participants for that Performance Period, and assigns to each participant a target award (a “Target Amount”) for the Performance Period. Performance Periods may be coincident with one or more of our fiscal years, or any portions thereof, and to date they have been overlapping. Each participant may earn a percentage set by the Committee at the time of grant (the “Award Percentage,” which may exceed or be less than 100%) of his or her Target Amount based on the extent of attainment of the performance goals established by the Committee for the relevant Performance Period. However, for awards granted prior to 2022, the maximum amount that may be paid to any one participant in any one year under the LTIP is $7 million. During January 2022, the Committee recommended, and the Boards approved, an amendment to the LTIP which, among other things, increased the maximum payment amount to $10 million to any one participant for awards granted beginning in 2022. The Committee also modified its standard form of award agreement to impose non-solicitation and nondisclosure obligations on participants as conditions to awards beginning in 2022. The non-solicitation obligations cover the term of each participant’s employment and a period of one year after termination of employment, while the nondisclosure obligations cover all times during and after each participant’s employment with FCB. During the non-solicitation period, other than on behalf of FCB, each participant will generally be prohibited from employing or soliciting for employment any associate of FCB who was supervised by or was personally known to the participant, or soliciting the business of any customer or prospective customer with whom the participant had material contact. Subject to customary limitations, the nondisclosure provisions will require the participant to maintain the confidentiality of all of FCB’s business information, trade secrets, and data and return all such materials in his or her possession to FCB upon termination of employment.

Performance objectives under the LTIP may be based on individual, business unit/function, and/or corporate performance, or any combination thereof. If a participant’s performance goals are based on a combination of performance criteria, the Committee may weight the importance of each type of performance that applies to the participant by assigning a percentage to it. The Committee also may apply other or non-objective performance criteria for participants to the extent permitted, or not prohibited, by applicable law and regulations. The targeted levels of performance with respect to performance objectives may be established at such levels and on such terms as the Committee in its discretion may determine, including but not limited to on an absolute basis, in relation to performance in a prior Performance Period, and/or relative to one or more peer group companies or indices, or any combination thereof, and performance objectives may be calculated without regard to extraordinary items. The Committee may adjust awards as appropriate for partial achievement of goals or other factors, and may interpret and make necessary and appropriate adjustments to performance goals and the manner in which goals are evaluated.

Performance objectives are required to be established by the Committee no more than 90 days after the commencement of the Performance Period to which the objectives relate and before 25% of the relevant Performance Period has elapsed. As soon as practicable after the end of a Performance Period, the Committee will determine whether performance goals for the period were met and, if so, at what level of achievement, under specific formulae established for the period. If performance goals are met, the Committee will determine the amount of each participant’s Target Amount that has been earned and will be paid. The Committee has unilateral discretion to reduce or eliminate the amount of an award, including an award otherwise earned and payable under the LTIP.

The Committee has discretion to determine whether awards will be paid or forfeited in the event of a participant’s termination of employment before the end of a Performance Period or prior to payment of the awards. If a participant dies, retires, becomes disabled, is assigned to a different position, is granted a leave of absence, or another similar event occurs, or if the participant’s employment is otherwise terminated (except for cause) by us during a Performance Period, a pro rata share of the participant’s award based on the period of actual participation may be paid to the participant, at the Committee’s discretion, after the end of the Performance Period if and to the extent that it would have become earned and payable had the participant’s employment status not changed.

Our Board of Directors may amend, discontinue or terminate the LTIP in whole or in part at any time, subject to stockholder approval of any amendments if required by applicable laws, rules or regulations and to participant consent if any such action may adversely affect any award earned and payable under the LTIP at that time. However, the Committee has unilateral authority to amend the LTIP and any award (without participant consent) to the extent necessary to comply with applicable laws, rules or regulations or changes to applicable laws, rules and regulations, as well as to reduce or eliminate an award. The Committee also may adjust or modify the terms of awards, performance objectives or performance calculations (i) in the event of a large, special and non-recurring dividend or distribution, or a recapitalization, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, forward or reverse split, stock dividend, liquidation, dissolution or other similar corporate or strategic transactions, or in recognition of any other unusual or nonrecurring event or extraordinary item affecting us or our financial statements, or (ii) in response to changes in applicable laws and regulations, accounting principles and tax rates, or changes in business conditions or the Committee’s assessment of our business strategy. In addition, the Committee’s authority to grant awards and authorize payments under the LTIP does not restrict its authority, and the Board reserves the right, to grant compensation under other compensation plans or programs, grant discretionary bonuses, or otherwise pay compensation, to any officers and associates.

As described under the caption “COMPENSATION DISCUSSION AND ANALYSIS — Incentive Compensation Clawback Policy,” payments of awards under the plan are subject to the Committee’s Incentive Compensation Policy under which the Committee may, at its discretion, and under specified circumstances, require any current or former associate, including an executive officer, to forfeit future incentive payments, or to repay all or any portion of any previously paid performance-based compensation, including payments for LTIP awards.

Under the awards granted during January 2022 that are listed in the table above, a percentage of the Target Amount of each award could be earned at the end of its Performance Period based on the extent to which we have attained performance goals set for the awards. As has been the case with all previous awards, the performance goals for the awards were based on growth in the tangible book value per share (“TBV”) of our common stock, plus cumulative dividends per share (“D”) paid, over the 2022-2024 Performance Period that applies to the awards (the “TBV+D Growth Rate”). However, to account for the future impact of the CIT merger on the attainability of performance goals, for the 2022-2024 awards the Committee increased Target and Stretch TBV+D Growth Rate goals to 30% and 48%, respectively, as compared to 24% and 36% for awards granted during previous years. Our tangible book value per share on each measurement date is the amount equal to our total assets, minus our intangible assets, minus our liabilities, divided by the total outstanding shares of both classes of our common stock. The TBV+D Growth Rate is determined according to the following formula: TBV at the end of the Performance Period, minus TBV at the beginning of the Performance Period, plus cumulative dividends paid on the stock during the Performance Period, divided by TBV at the beginning of the Performance Period, subject to adjustments the Committee is authorized by the terms of the LTIP to make to eliminate, or to spread over several years, the effect of strategic decisions made by the Board during a Performance Period (such as acquisitions and share repurchases) that may have an immediate impact on TBV but which the Board believes will be beneficial to stockholders in future years. The Threshold, Target and Stretch performance levels set by the Committee for the awards granted in 2022 would result in Award Percentages of 50%, 100% and 150%, respectively, of the Target Amounts, which reflected an increase in the Award Percentage for performance at the Stretch level from the 125% set for prior years’ awards. As a result, payment of awards at 100% of the Target Amount would require achievement of a higher TBV+D Growth Rate than for past awards, and attainment of the increased Stretch performance goal would result in payment of a higher percentage of the Target Amount than for past awards. In the table, the dollar amounts reflect the amounts that could be earned and paid at each performance level set by the Committee.

On December 31, 2022, the 2020-2022 Performance Period ended for awards granted during 2020, and during February 2023 payments were made to participants in the LTIP with respect to those three-year awards. The Threshold, Target and Stretch performance levels set by the Committee during 2020 for those awards were TBV+D Growth Rates of 12.0%, 24.0% and 36.0%. After making adjustments to eliminate the net positive effect on tangible book value of the CIT merger, to continue spreading the impact of intangible assets related to acquisitions and share repurchases during 2019 and 2020 over the three-year period following those transactions, and to eliminate the negative effect of share repurchases during 2022 (which will be spread over three years), that, in the aggregate, reduced the TBV+D Growth Rate, the Committee determined that our TBV+D Growth Rate for the Performance Period, as so adjusted, for the 2020-2022 Performance Period exceeded the Stretch performance level of 36.0%, and payments were made to LTIP participants at the maximum Award Percentage of 125% of Target Amounts. The amounts of those payments made to our NEOs for 2022 are included in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table and are separately listed in Footnote 6 to that table.

Information regarding all outstanding awards under the plan currently held by our NEOs is contained in the discussion under the caption “COMPENSATION DISCUSSION AND ANALYSIS — Long-Term Incentives.”

Merger Performance Plan (“MPP”). The MPP was adopted by our joint Compensation, Nominations and Governance Committee (under authority delegated by the Boards of Directors) during May 2022 following consummation of our acquisition of CIT. Under the plan, eligible executives and other associates of FCB and its affiliates may be offered opportunities to earn awards payable in cash based upon attainment of performance objectives related to mergers we engage in, including our merger with CIT. The primary purpose of the MPP is to motivate and reward associates who have significant involvement in and responsibility for post-acquisition processes by offering cash incentives that are dependent on the realization of the benefits of mergers to our company and stockholders.

The MPP is administered by our joint Compensation, Nominations and Governance Committee. The plan authorizes the Committee to select associates as participants for whom awards will be approved, set the target amounts (the “Target Amount”), performance objectives, and other terms and conditions of each award, and specify the period during which achievement of performance objectives will be measured (the “Performance Period”). Executive career level and other associates who play a key role in merger integration processes are eligible to participate in the MPP. The Committee is authorized to establish, suspend or waive any rules for the administration, interpretation and application of the MPP and make any determination, and take any other action, that it considers necessary or desirable for the administration of the plan.

Performance objectives established by the Committee may include company performance goals, including successful completion of merger integration or business unit integration, achievement of conversion milestones, and individual performance, including individual contributions to merger integration goals during the Performance Period relative to others in a business unit, or a combination of those objectives. Where performance objectives are based on company and individual performance, the Committee may weight the importance of each type of performance that applies to the participant by assigning a percentage to it. Following the end of each Performance Period, the Committee will determine the extent to which performance objectives for that period have been achieved and the amount, if any, of the participants’ Target Amounts that will be paid. Target Amounts of awards reflect the amounts that may be paid to participants if Performance Goals set by the Committee are determined to have been satisfied at the end of the Performance Period. At its discretion, the Committee may reduce or eliminate the amount of an award by applying negative discretion, including to an award that would otherwise be earned and payable under the terms of the plan. Award payments are made in cash in a lump sum, less required withholdings, and payment to a participant will be conditioned on his or her continued active employment on the payment date, subject to certain exceptions specified in the plan. The maximum amount that may be paid under the MPP to any one participant in any fiscal year may not exceed $5,000,000.

As described under the caption “COMPENSATION DISCUSSION AND ANALYSIS — Incentive Compensation Clawback Policy,” payments of awards under the MPP are subject to the Committee’s Incentive Compensation Policy under which the Committee may, at its discretion, and under specified circumstances, require any current or former associate, including an executive officer, to forfeit future incentive payments, or to repay all or any portion of any previously paid performance-based compensation, including payments for MPP awards.

During January 2022, the Committee approved MPP award opportunities for the 2022 Performance Period, including the awards to four of our NEOs listed in the Grants of Plan-Based Awards table above, subject to formal approval of the MPP document, which occurred on May 5, 2022. Those awards could be earned based on the attainment of performance objectives related to our acquisition of CIT, including timely achievement of pre-established conversion and integration milestones with respect to the operations of CIT and its subsidiaries, CIT Bank, N.A., OneWest Bank, and Mutual of Omaha Bank, into FCB, and the realization of merger cost savings and synergies, as well as individual performance. The table above lists the Target Amounts that could be earned and paid based on attainment of performance objectives. On December 31, 2022, the 2022 Performance Period ended, and during February 2023, the Committee approved payments to participants with respect to those awards. The Committee determined that performance goals for 2022 were satisfied, and payments were made to MPP participants of the Target Amounts of their awards. The amounts of those payments made to our NEOs for 2022 are included in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table and are separately listed in Footnote 6 to that table.

Restricted Stock Units (“RSUs”). Prior to consummation of our merger with CIT, Mrs. Alemany held stock awards covering an aggregate of 323,827 shares of CIT’s common stock granted to her by CIT during 2019, 2020 and 2021 pursuant to CIT’s 2016 Omnibus Incentive Plan. As provided in our merger agreement with CIT, upon consummation of the merger on January 3, 2022 the awards were converted (based on the merger share exchange ratio, and in the same manner as awards held by CIT’s other officers) into RSUs covering an aggregate of 20,080 shares of our Class A Common having the same terms (except as described below) as the converted CIT awards. All of Mrs. Alemany’s RSUs will vest, and the vested shares will be distributed to her, over time, subject to her continued service, in accordance with their terms, including the vesting schedules that applied to her CIT awards, and will vest in full upon an eligible termination of her employment as described above under the caption “Employment Agreement with Ellen R. Alemany.” Under the terms of the RSUs, amounts of cash dividends that are paid on unvested shares of our Class A Common covered by the RSUs are accumulated and will be paid to Mrs. Alemany as shares become vested and are distributed to her. The vesting conditions of one of the converted CIT awards included performance-based conditions, in addition to the requirement of continued service, which, in accordance with the terms of our merger agreement with CIT, were considered to have been satisfied upon consummation of the merger. Because of that modification, the RSUs into which that CIT award was converted are considered to have been granted by us upon consummation of the CIT merger and are listed in the Grants of Plan-Based Awards table above.

The following table lists the numbers and market values of shares of Class A Common covered by all RSUs that became vested and were distributed to Mrs. Alemany during 2022.

OPTION EXERCISES AND STOCK VESTED

	Stock Awards
Name	Number of Shares Acquired On Vesting (1)	Value Realized On Vesting (2)
Ellen R. Alemany	1,013	$766,385
	1,078	815,561
	1,192	901,808
	3,068	2,326,648
(1)	Reflects the aggregate numbers of shares that became vested during 2022 under RSUs held by Mrs. Alemany.
(2)

Reflects the aggregate market values of shares that became vested during 2022 under RSUs held by Mrs. Alemany (calculated based on the most recent closing price of Class A Common on the vesting dates).

The following table lists the numbers and market value of shares of Class A Common covered by unvested RSUs held by Mrs. Alemany on December 31, 2022.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Stock Awards
Name	Number of Shares of Stock That Have Not Vested		Market Value of Shares of Stock That Have Not Vested (5)
Ellen R. Alemany	1,078	(1)	$817,512
	2,382	(2)	1,806,414
	6,695	(3)	5,077,220
	3,574	(4)	2,710,379
(1)	Vested 100% on March 1, 2023.
(2)	Vested 50% on March 1, 2023, and vests 50% on March 1, 2024.
(3)	Vests 100% on January 3, 2024.
(4)	Vests 100% on March 1, 2024.
(5)

Reflects the aggregate market value of unvested shares covered by each RSU on December 31, 2022 (calculated based on the closing price of Class A Common on December 30, 2022, which was the last trading day of 2022).

Retirement Benefits and Separation from Service Payments

We currently have three separate qualified defined benefit pension plans (including our original plan and two separate plans previously maintained by FCB-SC and CIT covering their former officers and associates) under which benefits are provided to plan participants following their retirement, and two separate Section 401(k) defined contribution plans under which plan participants may defer a pre-tax portion of their compensation for retirement and receive employer matching contributions to their accounts equal to a portion of their voluntary deferrals and, under one of the plans, additional profit sharing contributions to their accounts. CIT’s Section 401(k) plan remained in effect during 2022 following the merger but was merged into our enhanced Section 401(k) plan effective January 1, 2023.

In addition, FCB has separation from service agreements with certain executive officers which provide for payments to the officers or their beneficiaries for a period of 10 years following their separation from service at specified ages or their deaths.

The following table provides information about benefits under the pension plans and the separation from service agreements for each of our NEOs.

PENSION BENEFITS

AND SEPARATION FROM SERVICE AGREEMENTS

Name (1)	Plan Name (2)	Number of Years Credited Service (3)	Present Value of Accumulated Benefit (4)(5)	Payments During Last Fiscal Year
	Pension plan	39	$1,531,201	$ -0-
Frank B. Holding, Jr.	Separation from service agreement	N/A	2,549,772	-0-
	Pension plan	23	577,963	-0-
Craig L. Nix	Separation from service agreement	N/A	442,523	-0-
	Pension plan	36	1,477,628	-0-
Hope H. Bryant	Separation from service agreement	N/A	916,915	-0-
	Pension plan	31	1,081,384	-0-
Peter M. Bristow	Separation from service agreement	N/A	834,963	-0-
(1)	Mrs. Alemany is not listed in the table. She is not a participant in either of our pension plans and is not a party to a separation from service agreement.
(2)

Mr. Holding and Mrs. Bryant are participants in and entitled to benefits under FCB’s pension plan, and they are parties to separation from service agreements with FCB. Mr. Nix and Mr. Bristow are participants in and entitled to benefits under the pension plan previously provided by FCB-SC which FCB continues to maintain and administer to provide benefits to the former officers and associates of FCB-SC who are participants in that plan, and they are parties to separation from service agreements that were assumed by FCB from FCB-SC.

(3)	Years of credited service under the pension plans are as of December 31, 2022. Payments under the separation from service agreements are not determined on the basis of years of credited service.
(4)

The amounts shown for the pension plans reflect the actuarial present value of each officer’s accumulated benefit as of December 31, 2022. Those amounts were determined using the same interest rate and mortality rate assumptions as were used for purposes of calculating our liability for future benefits in our consolidated financial statements. We used a discount rate of 5.57%, and we assumed that each officer will remain an active associate until, and will retire at, normal retirement age under the plans (65), and that each officer will elect to receive benefits based on a single life annuity. No pre-retirement decrements were applied.

(5)

The amounts shown for the separation from service agreements reflect the present values, as of December 31, 2022, of future payments to be made to the officers under their respective agreements. Those amounts were determined using the same assumptions as were used for purposes of calculating our liability for future payments under the agreements in our consolidated financial statements. We used a discount rate of 4.73% and the monthly payment amounts called for by each officer’s agreement (as in effect on December 31, 2022) that would be made to him or her (or his or her beneficiary) in the future over the ten-year payment term that begins six months and one week following separation from service at the officer’s agreed-upon age or his or her death. In calculating those amounts, we assumed that each officer will remain an active associate until, and the officer’s payments will begin after, the age specified in his or her agreement. As described in the discussion of these agreements under the heading “COMPENSATION DISCUSSION AND ANALYSIS,” amounts of payments generally were calculated as a percentage of the officers’ base salaries at the time their agreements were approved. The monthly payment amounts provided for under the named officers’ agreements as of December 31, 2022 were as follows: Mr. Holding — $33,056; Mr. Nix — $9,240; Mrs. Bryant — $12,875; and Mr. Bristow — $13,451.

The pension plans, Section 401(k) plans and separation from service agreements are described below, and further information about them is provided in the discussion under the heading “COMPENSATION DISCUSSION AND ANALYSIS.”

Pension Plans. FCB’s qualified defined benefit pension plans in which NEOs, other than Mrs. Alemany, participate include its original plan and the plan previously provided by FCB-SC for its associates which FCB continues to maintain and administer to provide pension benefits for FCB-SC’s former officers and associates who are participants in that plan. FCB’s plans also include the qualified pension plan previously provided by CIT which FCB’s continues to maintain to provide pension benefits to CIT’s former officers and associates who are participants in that plan. Mrs. Alemany is not a participant in any of the pension plans.

The terms of FCB’s and FCB-SC’s plans, in which our NEOs, other than Mrs. Alemany, participate, are very similar. Each plan is a non-contributory final average pay plan. Monthly retirement benefits under the pension plans are computed as straight life annuities beginning at age 65 and are not subject to deductions for Social Security benefits or any other offset amounts. Normal retirement age under the plans is the later of age 65 or completion of five years of service. Under FCB’s plan, early retirement is permitted for participants who have reached age 50 with at least 20 years of service, or age 55 with at least 15 years of service, while under FCB-SC’s plan participants qualify for early retirement when they reach age 50 with at least 15 years of service, or age 55 with at least 10 years of service.

As described under the heading “COMPENSATION DISCUSSION AND ANALYSIS,” participants in FCB’s and FCB-SC’s pension plans include only those eligible associates who were hired on or before specified dates during 2007 when FCB and FCB-SC restructured their respective pension plans and Section 401(k) plans. Participants in each of the pension plans on those dates could choose to continue to participate in their respective pension plan and “legacy” Section 401(k) plan, or they could choose to participate in an “enhanced” Section 401(k) plan. If they chose the enhanced Section 401(k) plan, they would continue to be participants in the pension plan, but their accrued pension plan benefit service was frozen and no further benefits would accrue (although under FCB’s pension plan participants receive credit for increases in compensation even if plan benefit service credit is frozen).

Under both pension plans, a participant’s benefit is based on his or her:

●

“average monthly compensation,” which is the participant’s highest average monthly pensionable compensation for any five consecutive plan years of service within the last 10 completed years of service prior to retirement;

●

in the case of participants who chose to continue in the pension plans and legacy Section 401(k) plans, years of “creditable service,” which is the number of calendar years in which the participant completes 1,000 or more hours of service (and which, in the case of participants who elected to participate in the enhanced Section 401(k) plans, was frozen at the time of their election); and

●

“covered compensation,” which is the average of the participant’s Social Security taxable wage base for each year during the 35-year period ending with the year in which the associate attains Social Security retirement age.

We do not grant extra years of service to participants under either pension plan for purposes of calculating benefits.

A participant’s annual compensation covered by the plans includes base salary, overtime, any regular bonuses, and LTIP and MPP award payments. However, under the Internal Revenue Service’s regulations, during 2022 the maximum amount of covered compensation that could be considered in determining a retiring participant’s benefit was $305,000.

A participant’s normal monthly benefit amount following retirement will be equal to:

●	1.2% of average monthly compensation multiplied by total plan years of creditable service, not to exceed 35 years if hired on or after January 1, 2005, or 40 years if hired before that date; plus

●	0.65% of average monthly compensation in excess of one-twelfth of covered compensation multiplied by total plan years of creditable service, not to exceed 35 years.

The maximum annual benefit that could be paid to a participant retiring under either plan during 2022 was $245,000. Participants may elect to receive retirement benefits in a joint and survivor annuity rather than a single life annuity. In those cases, the amount of the annual retirement benefit will be actuarially reduced. In cases of early retirement, a participant’s annual retirement benefit is actuarially reduced by 5.0% for each year of the first 12 years, and 3.0% for each of the next three years, by which the starting date of the early retirement benefit precedes the participant’s normal retirement date, unless the participant elects to defer receipt of benefits until he or she reaches age 65. In the case of participants whose employment continues after age 65, the annual retirement benefit calculated at normal retirement date, as well as the maximum permitted benefit amount, is actuarially increased to reflect the continuing accrual of benefits during their extended employment and the projected reduction in the number of their benefit payments.

On December 31, 2022, Mr. Holding, Mr. Nix, Mrs. Bryant and Mr. Bristow were eligible for early retirement under the pension plans.

Non-Qualified Separation from Service Agreements. Under the separation from service agreements between FCB and certain executive officers, including Mr. Holding and Mrs. Bryant, payments will be made to each officer for a period of 10 years following a separation from service that occurs no earlier than a specified age. Mr. Nix and Mr. Bristow are parties to substantially similar agreements which were originally entered into between them and FCB-SC and were assumed by FCB. Mrs. Alemany is not a party to a separation from service or similar agreement, other than her employment agreement.

The benefits provided under the agreements with Mr. Holding and Mrs. Bryant vest at age 65 (or an earlier agreed-upon age). Under the agreements with Mr. Nix and Mr. Bristow, payments will be made following a termination of employment no later than the month in which they reach age 65 or following such other termination as shall be agreed upon. However, no payments are made under any of the agreements until there is a separation from service. In return for payments under the agreements, each officer is obligated to provide limited consultation services to, and not to compete against, FCB during the payment period.

Payments under each agreement begin six months and one week following separation from service. If an officer dies prior to separation from service, or during the payment period following separation from service, the payments under his or her agreement will be made to the officer’s designated beneficiary or estate. Except in the case of death, there are no automatic early vesting rights, and FCB may terminate an officer’s agreement at any time prior to the separation from service. If an officer’s agreement is terminated, or the officer’s employment terminates before the age provided in his or her agreement, or another date agreed to by FCB, for any reason other than death, all rights under his or her agreement will be forfeited. However, based on facts and circumstances, the Compensation, Nominations and Governance Committee may recommend, and our Board of Directors may approve, an immediate vesting of an officer’s rights under his or her agreement. The agreements do not include any change in control or “golden parachute” provisions or provide for any non-cash benefits.

No new agreements have been entered into since 2014 when our LTIP was approved and awards under it were first granted, and no new agreements currently are contemplated. Amounts of payments provided for in the current agreements with Mr. Holding, Mr. Nix, Mrs. Bryant and Mr. Bristow are described in the footnotes to the Pension Benefits and Separation from Service Agreements table above.

Section 401(k) Plans. As described in the discussion under the heading “COMPENSATION DISCUSSION AND ANALYSIS,” both of our Section 401(k) plans are qualified defined contribution plans that provide vehicles for associates to voluntarily defer a pre-tax and/or post-tax portion of their compensation for retirement and receive an employer matching contribution on a portion of the maximum voluntary deferral. Our associates are participants in one of the two Section 401(k) plans, depending on when they were first employed and, if they were first employed before we restructured our pension plans and Section 401(k) plans during 2007, depending on elections they made at that time. In the case of associates who elected to participate in the enhanced Section 401(k) plan, account balances under the legacy plan were transferred to the associates’ accounts under our enhanced plan. Associates who were hired after the plans were restructured (including former CIT associates) may participate only in the enhanced plan. Currently, newly-hired associates become eligible to participate for purposes of their own voluntary contributions and employer matching contributions on the first calendar day of the month following their date of hire.

The maximum 2022 voluntary deferral under either plan was $20,500 for a participant under the age of 50, and $27,000 for a participant age 50 or older. Under the legacy Section 401(k) plan, FCB makes a matching contribution to each participant’s account equal to 100% of the first 3%, and 50% of the next 3%, of the participant’s compensation that he or she defers, up to and including a maximum matching contribution of 4.5% of the participant’s eligible compensation, but not more than $13,725 for 2022. Under the enhanced plan, FCB makes a matching contribution to each participant’s account equal to 100% of up to 6% of the participant’s compensation that he or she defers. In addition, following the close of each plan year, FCB makes a profit-sharing contribution under the enhanced plan to each eligible participant’s account equal to 3% of the participant’s eligible compensation, without regard to the amount of the participant’s voluntary deferrals. During 2022 the maximum matching contribution under the enhanced Section 401(k) plan was $18,300, and the maximum profit-sharing contribution was $9,150.

Each associate’s voluntary deferrals, together with all employer contributions to his or her account, are invested in one or more investment vehicles selected by the associate from a menu of publicly-traded mutual funds and other investment vehicles made available to participants by FCB.

FCB’s Section 401(k) contributions during 2022 for the accounts of our NEOs are included in the “All Other Compensation” column of the Summary Compensation Table and are listed for each officer in Footnote 9 to that table. Mr. Holding, Mr. Nix, Mrs. Bryant and Mr. Bristow are participants in FCB’s legacy 401(k) plan, so they did not receive the profit sharing contributions that were made for 2022 to the accounts of participants in the enhanced 401(k) plan. During 2022, Mrs. Alemany participated in CIT’s Section 401(k) and received matching and profit sharing contributions to her account under that plan before its merger with and into our enhanced Section 401(k) plan effective January 1, 2023. She is a participant in our enhanced plan for 2023.

Non-Qualified Deferred Compensation

During 2021 FCB’s Board of Directors adopted a new non-qualified deferred compensation plan (the “FCB 2021 Plan”). The purpose of the FCB 2021 Plan is to permit management and other highly compensated associates of FCB and its participating affiliates to save for retirement and other long-term financial goals on a tax-deferred basis by electing annually to defer receipt of portions of their base salaries and certain eligible incentive compensation, including LTIP award payments, in excess of amounts they could defer through their voluntary contributions to our 401(k) plans. The FCB 2021 Plan does not provide for FCB to make any additional or discretionary contributions to participants’ plan accounts. Mr. Nix, Mrs. Bryant and Mr. Bristow were participants in the FCB 2021 Plan during 2022. Mr. Holding is eligible to participate in the plan but has not elected to defer any compensation. Mrs. Alemany was not eligible to participate during 2022.

Also, prior to our merger with FCB-SC during 2014, FCB-SC maintained two unfunded, non-qualified deferred compensation plans in which various officers of FCB-SC were participants (the “FCB-SC Plans”). In connection with that merger, FCB agreed to assume, accrue interest on and distribute the accounts of participants in the FCB-SC Plans in accordance with the terms of the plans as they existed when the merger was completed. Participants may not make any further deferrals under the FCB-SC Plans. FCB is responsible for interest accrued on the balances in participants’ plan accounts, but FCB does not make any contributions to the plans. Mr. Nix and Mr. Bristow have accounts under both FCB-SC Plans.

The following table provides information regarding accounts under the FCB 2021 Plan and the two FCB-SC Plans of our NEOs who were participants in those plans during 2022.

NON-QUALIFIED DEFERRED COMPENSATION

Name	Plan Name	Executive Contributions in Last Fiscal Year (2)	Our Contributions in Last Fiscal Year (3)	Aggregate Earnings/(Loss) in Last Fiscal Year		Aggregate Withdrawals/ Distributions	Aggregate Balance at Last Fiscal Year End (6)

Craig L. Nix	FCB 2021 Non-qualified Deferred Compensation Plan	$ 449,820	$ -0-	$(47,916	) (4)	$ -0-	$401,904

	FCB-SC Deferred Compensation Plan (1)	-0-	-0-	10,003	(5)	-0-	127,474
	FCB-SC 409A Deferred Compensation Plan (1)	-0-	-0-	54,491	(5)	-0-	694,408

Hope H. Bryant	FCB 2021 Non-qualified Deferred Compensation Plan	173,119	-0-	(25,709	) (4)	-0-	147,410

Peter M. Bristow	FCB 2021 Non-qualified Deferred Compensation Plan	413,545	-0-	(58,949	) (4)	-0-	409,478
	FCB-SC Deferred Compensation Plan (1)	-0-	-0-	41,476	(5)	-0-	528,556
	FCB-SC 409A Deferred Compensation Plan (1)	-0-	-0-	101,037	(5)	-0-	1,287,576
(1)	The FCB-SC Deferred Compensation Plan was replaced by the FCB-SC 409A Deferred Compensation Plan in 2004.
(2)	No additional deferrals may be made by Mr. Nix or Mr. Bristow under either FCB-SC Plan.
(3)

No contributions are made by FCB to officers’ accounts under the FCB 2021 Plan. Although each of the FCB-SC Plans permitted employer contributions, FCB-SC did not make contributions to Mr. Nix’s and Mr. Bristow’s plan accounts, and FCB has not made, and in the future will not make, any contributions to their accounts.

(4)

The listed amounts reflect net aggregate losses under the FCB 2021 Plan which were deducted by FCB from participants’ respective accounts for 2022, as measured by the deemed net investment losses that would have reduced their accounts if their account balances had actually been invested during 2022 in the publicly traded mutual funds or other deemed investment options elected by the officers from among those available to participants under the plan. With the exception of a money-market fund available to FCB 2021 Plan participants which, due to operational capabilities of the plan record keeper, is different from the substantially similar money market fund offered to participants in our Section 401(k) plans, during 2022 all of the 29 deemed investment options available to participants in the FCB 2021 Plan also were available to all of FCB’s associates for the investment of funds in their accounts under FCB’s 401(k) plans. As a result, under the SEC’s disclosure rules, no deemed investment earnings credited by FCB to our NEOs’ account for 2022 under the FCB 2021 Plan are considered to be “above market” or are required to be included in the Summary Compensation Table as compensation received by them for that year.

(5)

The listed amounts of aggregate earnings for Mr. Nix’s and Mr. Bristow’s accounts under the FCB-SC Plans reflect interest accrued by FCB for 2022 to their respective separate accounts under those plans. Of those amounts, an aggregate of $21,003 for Mr. Nix and $40,847 for Mr. Bristow is considered to be “above market” and is included in their respective amounts listed in the “Change in Pension Value and Non-qualified Deferred Compensation Earnings” column of the Summary Compensation Table as compensation received by them for 2022. Those “above-market” amounts reflect the portions of total interest FCB accrued to their accounts during 2022 that exceed the amounts that would have been accrued at a rate equal to 120% of the “applicable federal rates,” as set by the Internal Revenue Service, in effect at the time the fixed rate at which interest actually is accrued on each account was set.

(6)	The listed amounts reflect the aggregate balances credited to the officers’ accounts under each plan at December 31, 2022.
(a)

Of the amount of executive contributions and aggregate earnings (or loss) credited to each officer’s account under each plan in which he or she was a participant, the following amounts are reported in the Summary Compensation Table as compensation received by the officer for 2022: FCB 2021 Plan: Mr. Nix — $-0-, Mrs. Bryant — $-0-, and Mr. Bristow — $67,308; FCB-SC Deferred Compensation Plan: Mr. Nix — $3,080, and Mr. Bristow — $7,614; and FCB-SC 409A Deferred Compensation Plan: Mr. Nix — $17,923 and Mr. Bristow — $33,233.

(b)

Of the amounts of each officer’s year-end account balance under each plan, the following amounts have been reported as compensation received by the officer in the Summary Compensation Tables contained in our proxy statements for years prior to 2022: FCB 2021 Plan: Mr. Nix — $449,820, Mrs. Bryant — $173,119, and Mr. Bristow — $398,738; FCB-SC Deferred Compensation Plan: Mr. Nix — $16,257, and Mr. Bristow — $40,231; and FCB-SC 409A Deferred Compensation Plan: Mr. Nix — $107,060, and Mr. Bristow — $190,979.

FCB 2021 Nonqualified Deferred Compensation Plan. Amounts deferred by each participant under the FCB 2021 Plan are credited to a book-entry account and represent an unfunded, unsecured obligation of FCB to the participant. Each participant’s account is increased or decreased by FCB to reflect gains or losses the participant’s account would have realized or incurred if it had been invested in one or more deemed investment options selected by the participant from a menu of 29 publicly-traded mutual funds or other investment vehicles determined from time to time by FCB. During 2022, each of those deemed investment options also was available to all associates for the investment of their accounts under FCB’s 401(k) plans, with the exception of a money-market fund available to FCB 2021 Plan participants which, due to operational capabilities of the plan record keeper, was different from the substantially similar money market fund offered to participants in our Section 401(k) plans. Participants may change their investment option elections at any time. The deemed investment options are used for measurement purposes only and amounts deferred by participants do not represent any actual investments made on their behalves. FCB’s payment obligation to each participant at any time is equal to the amount of the participant’s own elective deferrals to the FCB 2021 Plan, as adjusted for the hypothetical gains or losses on the participant’s account based on the participant’s deemed investment option elections.

Each participant is fully vested at all times in all amounts credited to his or her account under the FCB 2021 Plan. Distributions of a participant’s FCB 2021 Plan account will be made following a “triggering event,” which will be the participant’s separation of service, death, disability, or certain limited unforeseeable emergencies. Distributions will generally be paid in a single lump sum unless the participant elects, upon commencing his or her participation in the FCB 2021 Plan, to receive distributions in annual installments over five, 10, or 15 years. Payments to participants under the FCB 2021 Plan will be made, or will commence, within 90 days following January 31 of the calendar year immediately following the year in which their triggering events occur. The FCB 2021 Plan is designed to comply with Section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A”) and all distributions will be made in accordance with Section 409A. FCB may generally amend or terminate the FCB 2021 Plan at any time, provided that any such action complies with the requirements of Section 409A and will not reduce a participant’s FCB 2021 Plan account balance.

A Rabbi Trust has been established by FCB for purposes of holding assets necessary to fund distributions payable under the FCB 2021 Plan. However, FCB 2021 Plan participants (and their beneficiaries) at all times have the same status as general, unsecured creditors of FCB.

FCB-SC Deferred Compensation Plans. The two FCB-SC Plans include FCB-SC’s original Deferred Compensation Plan, which was frozen effective December 31, 2004, and a new 409A Deferred Compensation Plan that replaced the frozen plan. The terms of the FCB-SC Plans continue to govern the accounts of participants as they existed when FCB assumed the plans. Each of the FCB-SC Plans permitted participants to defer up to 10% of their “compensation” (as defined in the plans) each year. Deferred amounts were credited to unfunded accounts on FCB-SC’s books, and interest was accrued on the accounts at a fixed or floating rate, as elected by the participants when they first became participants. Mr. Nix’s and Mr. Bristow’s accounts under both plans accrue interest at the 8.20% fixed contract rate that was provided for by each plan at the time they became participants.

Participants’ FCB-SC Plan accounts will be paid out upon their retirement, and participants could elect to be paid in a lump sum or in an annuity of five, 10, 15 or 20 years. If a participant dies before or after payments commence, payments will be made to the participant’s designated beneficiary in the manner elected by the participant, or if no election was made, in a lump-sum payment. If a participant terminates employment for reasons other than retirement, the participant’s plan accounts will be paid in a lump sum. In the event of an unforeseen emergency, at a participant’s request a distribution of all or part of the participant’s accounts may be made at the discretion of the plan administrator, subject to applicable law. FCB-SC Plan participants (and their beneficiaries) at all times have the same status as general, unsecured creditors of FCB.

Potential Payments upon Termination of Employment

With the exception of arrangements described below with Ellen R. Alemany pursuant to the terms of the employment agreement we entered into with her, and her previously granted stock awards we assumed, in each case in connection with our merger with CIT, the only contracts, agreements, plans or arrangements under which payments or other benefits will be made or provided to any of our NEOs in connection with a termination of their employment or a change in their responsibilities are:

●	FCB’s qualified pension plans and Section 401(k) plans;

●	FCB’s 2021 Non-Qualified Deferred Compensation Plan and FCB-SC’s two non-qualified deferred compensation plans;

●	the separation from service agreements under which payments will be made following an officer’s separation from service after a specified age or his or her earlier death while still employed;

●

provisions of FCB’s LTIP and MPP under which, if a participant dies, retires, becomes disabled, or if the participant’s employment is terminated by FCB other than for cause, before a previously granted award becomes payable, a pro rata share of the award may be paid, at the Committee’s discretion, after the end of the Performance Period if and to the extent that the award would have become earned and payable had the participant’s employment status not changed; and

●	FCB’s group insurance plans under which disability and death benefits are provided to all of our and FCB’s eligible officers and associates.

As provided in Mrs. Alemany’s employment agreement, if her employment is terminated by FCB without “Cause” or “Special Cause,” or if she terminates her own employment with “Good Reason,” she will continue to receive base salary and annual bonuses described in the agreement for its remaining term. If FCB terminates her employment without “Special Cause,” she terminates her own employment with “Good Reason,” or her employment terminates due to Mrs. Alemany’s “Disability” or death, she (or in the case of her death, her estate) will remain entitled to receive the retention bonus described in the agreement, conditioned upon her (or her estate’s) execution of a release of all claims, and which will be in lieu of any amounts that she otherwise would have been entitled to receive upon any qualifying termination of employment under the CIT Employee Severance Plan or any other severance arrangements with CIT or FCB.

To the extent not previously vested, all outstanding RSUs held by Mrs. Alemany will immediately vest in full upon FCB’s termination of Mrs. Alemany’s employment without “Special Cause,” her “Disability” or death, her retirement under the terms of applicable award agreements, or her termination of her own employment at the end of the agreement term or sooner with “Good Reason.”

Mrs. Alemany’s employment agreement is described in the discussion under the caption “Employment Agreement with Ellen R. Alemany,” and the terms “Cause,” “Special Cause,” “Disability” and “Good Reason” are defined in that discussion.

The following table lists the estimated payments and benefits that would have been provided to Mrs. Alemany if her employment had been terminated on the last business day of 2022 (December 30, 2022) under each of the listed circumstances.

Event of Termination	Cash Payment		Value of Unvested Shares covered by RSUs (4)
Involuntary termination by FCB without “Cause” or “Special Cause,” or voluntary termination by Mrs. Alemany with “Good Reason”	$27,700,000	(1)	$12,738,173
Termination of employment by reason of “Disability”	13,000,000	(2)	12,738,173
Retirement under terms of RSU award agreement	—		12,738,173
Death	13,600,000	(3)	12,738,173
(1)

Reflects the aggregate amount of Mrs. Alemany’s base salary for the remaining term of her employment agreement, the aggregate amount of the two annual bonuses ($6,850,000 each) that she otherwise would have been entitled to receive (payable in lump sums after January 3, 2023 and January 3, 2024), and the retention bonus ($13,000,000) she otherwise would have been entitled to receive (payable in a lump sum after January 3, 2024). Includes the first of two annual bonuses under the agreement that became earned and payable on January 3, 2023 and has been paid and is reported in the Summary Compensation Table as compensation to Mrs. Alemany for 2022.

(2)	Reflects the amount of the retention bonus she otherwise would have been entitled to receive (payable in a lump sum after January 3, 2024).
(3)

Reflects the amount of the retention bonus she otherwise would have been entitled to receive, together with a death benefit under FCB’s group life insurance plan. Death benefits under the insurance plan equal one times the associate’s base annual earnings, up to a maximum benefit of $600,000 and are payable in a lump sum.

(4)

Reflects the value of unvested shares covered by RSUs on December 30, 2022, which would immediately become vested upon termination of employment (calculated based on the closing price of the stock on that date). Includes RSUs having a value on that date of $2,326,648 that vested under their terms the following day (December 31, 2022), and RSUs having a value on that date of $1,720,719 that vested under their terms on March 1, 2023.

Payments and benefits for our other four NEOs under the pension plans, Section 401(k) plans, separation from service agreements, LTIP and MPP, and non-qualified deferred compensation plans, are described in the discussions above. An associate’s death benefit under FCB’s group life insurance plan equals one times the associate’s base annual earnings, up to a maximum benefit of $600,000.

There are no agreements with any of our other NEOs under which payments would be made as a result of a change in control of our company or FCB or any other severance arrangements under which payments would be made to them upon a termination of their employment.

Pay Ratio

In accordance with the requirements of Schedule 14A of the Securities Exchange Act of 1934 (the “Exchange Act”), and Item 402(u) of the SEC’s Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our associates (i.e., our employees) and the annual total compensation of our Chairman and Chief Executive Officer, Frank B. Holding, Jr. (our “CEO”).

For 2022:

●	the annual total compensation of our “median associate” was $78,932, and

●	our CEO’s annual total compensation, as reported in the “Total” column of the Summary Compensation Table included in this proxy statement, was $8,031,975.

Based on this information, for 2022 the ratio of the annual total compensation of our CEO to the annual total compensation of our median associate was 101.8:1. This “pay ratio” is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.

For 2022, we reviewed our associate population and compensation arrangements for our associates and, because of the significant increase in our associate population resulting from our merger with CIT effective January 3, 2022, we believed there had been changes that would significantly affect our pay ratio disclosure. As a result, for purposes of the calculation of our pay ratio for 2022, we selected a new median associate on November 25, 2022. On that date, our associate population consisted of a total of 10,591 permanent full-time and part-time associates and temporary and seasonal associates, excluding our CEO. From that population, we identified our median associate using a consistently applied compensation measure described below, which is the same measure we used to identify our previous median associate.

●

We compared the aggregate amounts of associates’ 2022 compensation through November 25, 2022 (including salary, wages, overtime pay, commissions, bonuses, incentives and certain other compensation), and our matching contributions to 401(k) plan accounts, together with the amounts of our most recent annual profit-sharing contributions (made in 2022 for 2021) to Section 401(k) plan accounts of associates, all as reflected in our payroll records. For associates included in the associate population who were hired or became our associates after January 1, 2022, we considered them as having been employed at their salary or wage rates for the entire period to November 25. We did not make any cost-of-living adjustment in any associate’s compensation. From the totals above we identified 10 associates whose 2022 totals were at or near the median total, including associates who were participants in FCB’s retirement plans, and associates who were participants in CIT’s retirement plans, and we obtained estimates of their respective changes in pension values (if any) based on the status of their participation in the pension plans.

●

We then compiled the aggregate amounts of those 10 associates’ 2022 compensation and, for associates who were pension plan participants, we added to each associates’ compensation, based on the pension plan in which he or she participates and his or her participation status under the plan, the average of the estimated changes (if positive) in the actuarial present values of accumulated pension plan benefits for 2022 to determine estimates of their 2022 total compensation.

●	We then compared those associates’ 2022 compensation compiled as described above, and identified the median associate for 2022.

After we selected our median associate, we determined the amount of that associate’s actual 2022 annual total compensation listed above in the same manner as we determined our CEO’s annual total compensation disclosed in the “Total” column of our Summary Compensation Table included in this proxy statement, and we compared our CEO’s annual total compensation to that of the median associate to determine our 2022 pay ratio.

Compensation Committee Interlocks and Insider Participation

Calvin B. Koonce, Jr., who is a relative of our director and Compensation, Nominations and Governance Committee member Victor E. Bell III, is employed by FCB in a non-executive officer position. Mr. Koonce’s aggregate compensation for services during 2022 amounted to $152,248 (including FCB’s contributions to our Section 401(k) plan for his account, but excluding other normal benefits provided to all associates). The terms of Mr. Koonce’s employment, including compensation, are commensurate with his experience, responsibilities and performance in his position, his incentive opportunities are the same as those provided to other associates in similar positions, and his employee benefits are the same as are provided on the same terms to all other associates. Mr. Koonce’s compensation is set each year through FCB’s normal evaluation and merit increase process. Our Audit Committee reviewed and approved the terms of his employment relationship for 2022 and will continue to do so annually.

P
AY
V
ERSUS
P
ERFORMANCE
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of the SEC’s Regulation
S-K,
we are providing the following information about the relationship between our NEOs’ compensation and certain measures of our financial performance. Further information about our pay-for-performance
philosophy and how we align executive compensation with our performance is contained in the discussion under the heading “C
OMPENSATION
D
ISCUSSION
AND
A
NALYSIS
.”
P
AY
V
ERSUS
P
ERFORMANCE

Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (2)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers (3)	Average Compensation Actually Paid to Non-PEO Named Executive Officers (4)	Value of Initial Fixed $100 Investment Based On:		Net Income (7) ( in millions )
					Total Shareholder Return (5)	Peer Group Total Shareholder Return (6)

2022	$8,031,975	$8,031,975	$6,460,948	$5,982,322	$144	$98	$1,098

2021	5,629,478	5,686,151	2,868,125	2,901,866	157	124	547

2020	4,436,450	3,938,276	2,397,694	2,119,384	109	90	492
(1)
For each year, reflects the total compensation amount reported for our Chief Executive Officer (our “PEO”), Frank B. Holding, Jr., in the “Total” column of our Summary Compensation Table that appears under the heading “E
XECUTIVE
C
OMPENSATION
.”

(2)
For each year, reflects the amount of “Compensation Actually Paid” to our Chief Executive Officer, Frank B. Holding, Jr., as computed in accordance with Item 402(v) of Regulation

S-K.

“Compensation Actually Paid” is calculated solely for purposes of required disclosures under Item 402(v) and does not reflect the actual amount of compensation earned by or paid to Mr. Holding for each year. In accordance with Item 402(v), the following adjustments were made to Mr. Holding’s total compensation as presented in the Summary Compensation Table for each year to calculate “Compensation Actually Paid.” No equity awards have been granted to Mr. Holding and, as a result, the table below reflects no equity award adjustments.

Year	Reported Summary Compensation Table Total for PEO	Reported Change in Actuarial Present Value of Pension Benefits (a)	Pension Benefit Adjustments (b)	Compensation Actually Paid to PEO
2022	$8,031,975	$-0-	$-0-	$8,031,975
2021	5,629,478	(60,063)	116,736	5,686,151
2020	4,436,450	(581,100)	82,926	3,938,276
(a)
Reflects subtraction of the aggregate change in the actuarial present value of Mr. Holding’s accumulated benefits under all defined benefit and actuarial pension plans as reported for him in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column of the Summary Compensation Table for each year.

(b)
Reflects addition of annual “service cost,” which is the actuarially determined present value of Mr. Holding’s benefit under all defined benefit and actuarial pension plans attributable to services he rendered during each year. There are no adjustments related to service costs for prior years resulting from amendments to defined benefit or actuarial plans.

(3)
For each year, reflects the average of the total compensation amounts reported for our other NEOs as a group (excluding Mr. Holding) in the “Total” column of the Summary Compensation Table. The names of each of the other NEOs included for purposes of calculating the average amount for each year are: Craig L. Nix, Hope H. Bryant, and Peter M. Bristow. In addition, our NEOs included Ellen R. Alemany for 2022, Lorie K. Rupp for 2021, and Jeffery L. Ward for 2020. The average total compensation of our other NEOs for 2022 was higher than in 2021 and 2020 primarily as a result of the compensation paid to Mrs. Alemany under the terms of her employment agreement and the RSUs deemed to have been granted to her during 2022 upon the conversion into RSUs covering our Class A Stock of equity awards previously granted to her by CIT.

(4)
For each year, reflects the average of the amounts of “Compensation Actually Paid” to the other NEOs as a group (excluding Mr. Holding), as computed in accordance with Item 402(v) of Regulation

S-K.

The names of each of the other NEOs included for purposes of calculating the average amount for each year are: Craig L. Nix, Hope H. Bryant, and Peter M. Bristow. In addition, our NEOs included Ellen R. Alemany for 2022, Lorie K. Rupp for 2021, and Jeffery L. Ward for 2020. “Compensation Actually Paid” is calculated using the same methodology described in Footnote 2. The average “Compensation Actually Paid” to our other NEOs for 2022 was higher than in 2021 and 2020, primarily as a result of the compensation paid to Mrs. Alemany as described in Footnote 3 above.

In accordance with the requirements of Item 402(v), the following adjustments were made to average total compensation of the other NEOs as a group for each year to determine the “Compensation Actually Paid.”

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs	Average Reported Value of Equity Awards (a)	Average Equity Award Adjustments (b)	Average Reported Change in Actuarial Present Value of Pension Benefits (c)	Average Pension Benefit Adjustments (d)	Average Compensation Actually Paid to Non-PEO NEOs
2022	$6,460,948	$ (659,436)	$148,923	$-0-	$31,887	$5,982,322
2021	2,868,125	-0-	-0-	(21,516)	55,257	2,901,866
2020	2,397,694	-0-	-0-	(323,938)	45,628	2,119,384
(a)
For 2022, reflects subtraction of the average for our NEOs as a group (excluding Mr. Holding) of the fair value, computed in accordance with FASB ASC Topic 718, of equity awards granted during that year. The RSUs deemed to have been granted to Mrs. Alemany during 2022 upon conversion of an equity award previously granted to her by CIT, as described above under the Grants of Plan-Based Awards table, is the only equity award that is deemed to have been granted to any of our NEOs during 2022, 2021 or 2020.

(b)
Reflects the addition of a net average amount of equity award adjustments for 2022, which was the only year in which equity awards were outstanding. The amounts added or subtracted in calculating the total average equity award adjustments for 2022 are listed in the following table. As described in footnotes to the table, Mrs. Alemany is the only NEO who held any equity awards during any year shown in the table. Amounts listed are averages for our four NEOs as a group, excluding Mr. Holding, based on equity awards held only by Mrs. Alemany.

Year	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in 2022 (A)	Average Change in Fair Value as of Vesting Date of Equity Awards Granted in Prior Year (B)	Average Change in Fair Value as of End of the Year in Outstanding Equity Awards Granted in Prior Year (C)	Average Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation (D)	Total Average Equity Award Adjustments
2022	$581,662	$(84,710)	$(348,030)	$-0-	$148,923
(A)
Reflects the average for our NEO’s as a group (excluding Mr. Holding) based on the fair value as of its vesting date of one equity award previously granted by CIT to Mrs. Alemany which was modified when it was converted into RSUs covering shares of our Class A Common upon consummation of our merger with CIT. As a result of the modification, that award is deemed to have been granted by us during 2022.

(B)
Reflects subtraction of an average for our NEOs as a group (excluding Mr. Holding) based on the change (which was a decrease) in the fair value between consummation of our merger with CIT on January 3, 2022, and the partial vesting dates during 2022 of three equity awards previously granted by CIT to Mrs. Alemany which were converted into RSUs covering shares of our Class A Common upon consummation of the merger. The converted CIT equity awards were granted by CIT in prior years, and the RSUs into which they were converted are not considered to have been granted by us during 2022 because the terms of the awards were not modified.

(C)
Reflects subtraction of an average for our NEOs as a group (excluding Mr. Holding) based on the change (which was a decrease) in the fair value between consummation of our merger with CIT on January 3, 2022, and December 31, 2022, of the unvested portion of four equity awards previously granted by CIT to Mrs. Alemany which were converted into RSUs covering shares of our Class A Common upon consummation of the merger. The converted CIT equity awards were granted by CIT in prior years and the RSUs into which they were converted are not considered to have been granted by us during 2022 because the terms of the awards were not modified.

(D)
All dividends accrued on unvested shares covered by Mrs. Alemany’s RSUs during 2022 are included in total compensation in the Summary Compensation Table. As a result, no separate adjustment for them is made in the determination of average “Compensation Actually Paid” to the other NEOs.

(c)
Reflects subtraction of the average aggregate change in the actuarial present value of the accumulated benefits of the other NEOs as a group (excluding Mr. Holding) under all defined benefit and actuarial pension plans as reported for them in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column of the Summary Compensation Table for each applicable year. For 2022, net average amount of the change was a negative amount and, in accordance with the SEC’s disclosure rules, is shown as
$-0-.

(d)
Reflects addition of the average net annual “service cost,” which is the average of the actuarially determined present values of the benefits of the other NEOs as a group under all defined benefit and actuarial pension plans attributable to services they rendered during each applicable year. There were no amendments to defined benefit or actuarial plans during 2022, 2021 of 2020 that resulted in service costs for prior years.

(5)
“Total Shareholder Return” (“Company TSR”) represents our cumulative total stockholder return during each measurement period and is calculated by dividing the sum of
(I)
 the difference between the share price of our Class A Common at the end and the beginning of the measurement period, plus
(ii)
 the cumulative amount of dividends paid on our Class A Common for the measurement period, assuming dividend reinvestment, by the share price of our Class A Common at the beginning of the measurement period. Each amount assumes that $100 was invested in our Class A Common on December 31, 2019, and dividends were reinvested for additional shares.

(6)
“Peer Group Total Shareholder Return” (“Peer Group TSR”) represents the cumulative total stockholder return during each measurement period for the
KBW Nasdaq Bank Total Return Index, which is an industry index composed of the largest banking companies, including all regional and money center banks. Each amount assumes that $100 was invested on December 31, 2019, and dividends were reinvested for additional shares.

(7)	Reflects the dollar amount of net income reported in our audited financial statements for the applicable year.

Financial Performance Measures
.

As described in greater detail under the heading “C
OMPENSATION

D
ISCUSSION

AND

A
NALYSIS
,” our executive compensation program reflects a pay-for-performance philosophy. We attempt to reward sustained long-term performance, align executive compensation with our strategic plan, and build the long-term value of our company and our stockholders’ investments. As described further below, we use our TBV+D Growth Rate (a three-year financial performance measure) to link a significant portion of the compensation paid to our NEOs to company performance. However, guidance issued by the Staff of the SEC’s Division of Corporation Finance states that companies may not designate a multi-year financial performance measure as their “Company-Selected Measure” in their “Pay Versus Performance” disclosures. For that reason, and because we did not use any one-year or other short-term financial measures to link “Compensation Actually Paid” to our NEOs for 2022 to company performance, we have not included a “Company-Selected Measure” in the Pay Versus Performance table above, nor have we included TBV+D Growth Rate or any other financial performance measure in a list of measures used to link 2022 compensation to company performance.
The central objective of our strategic plan is to build the long-term value of our company and our stockholders’ investments. Our Compensation, Nominations and Governance Committee believes growth in tangible book value per share is a key driver of long-term value, and the performance objectives it sets for awards granted each year under our LTIP, from which our NEOs derive a substantial portion of their annual compensation, are based on our TBV+D Growth Rate. Our TBV+D Growth Rate measures growth in the tangible book value, plus cumulative dividends paid, on our common stock over the preceding three years, and our TBV+D Growth Rate for 2020 through 2022 determined the payments for LTIP awards for the 2020-2022 plan Performance Period disclosed in the Summary Compensation Table above, which were a significant portion of NEO compensation for 2022. As a result, a substantial portion of compensation paid to our NEOs for 2022 was based on our TBV+D Growth Rate for 2020 through 2022 and, therefore, was linked to sustained company performance. The way we use and calculate the TBV+D Growth Rate (including adjustments made in the calculation) is described in more detail under the heading “C
OMPENSATION

D
ISCUSSION

AND

A
NALYSIS
.”
Our “Financial True North” measures include our net income, loan and deposit growth, noninterest income and expense, and net originated loan charge-offs for each year. They are one-year measures and are considered by the Compensation, Nominations and Governance Committee generally, and collectively rather than as individual measures of company performance, in its annual performance evaluation of our Chief Executive Officer and in its consideration of our executive officers’ compensation for the following year. However, those measures were not used to link “Compensation Actually Paid” for 2022 or any other year to company performance.
Analysis of the Information Presented in the Pay Versus Performance Table.

As described in more detail under the heading “C
OMPENSATION

D
ISCUSSION

AND

A
NALYSIS
,” our executive compensation program reflects a variable

pay-for-performance

philosophy. We generally seek to incentivize long-term performance and do not specifically align annual performance measures with “Compensation Actually Paid” (as computed in accordance with Item 402(v) of Regulation

S-K)

for a particular year. In accordance with Item 402(v) of Regulation

S-K,

we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table.

The
following graph compares, for each of 2022, 2021 and 2020, the “Compensation Actually Paid” to our Chief Executive Officer and the average “Compensation Actually Paid” to our other NEOs for each of those years to the Company TSR and Peer Group TSR over those years. As illustrated by the graph, the amount of “Compensation Actually Paid” to Mr. Holding and the average amount of “Compensation Actually Paid” to our other
NEOs
as a group (excluding Mr. Holding) for each year are generally aligned with our Company TSR over the three years presented in the table, and our Company TSR compares favorably to the Peer Group TSR over that period. However, both our Company TSR and the Peer Group TSR for 2022 were negatively affected by the general market decline in stock prices during 2022.
C
OMPENSATION
A
CTUALLY
P
AID
(CAP)
VS
. C
OMPANY
TSR
AND
P
EER
G
ROUP
TSR

The
following graph compares,
for
each of 2022, 2021 and 2020, the “Compensation Actually Paid” to our Chief Executive Officer, and the average “Compensation Actually Paid” to our other NEOs for each of those years to our net income as reported in our audited financial statements for each year. We do not use net income alone as a performance measure in the overall executive compensation program. However, net income is a substantial component of annual increases in tangible book value and, accordingly, it is a factor in our TBV+D Growth Rate. As illustrated by the following table, the amount of “Compensation Actually Paid” to Mr. Holding and the average amount of “Compensation Actually Paid” to our other NEOs as a group (excluding Mr. Holding) for each year are generally aligned with our net income over the three years presented in the table.
C
OMPENSATION
A
CTUALLY
P
AID
(CAP)
VS
. N
ET
I
NCOME

DIRECTOR COMPENSATION

The following table lists compensation paid to our non-associate directors for their services as members of our and FCB’s Boards of Directors and committees of the Boards during their one-year terms of office following our 2022 Annual Meeting. Directors who also serve as our or FCB’s officers or associates do not receive any compensation for their services as directors.

2022 DIRECTOR COMPENSATION

Name (1)	Fees Earned or Paid in Cash (4)	All Other Compensation	Total

John M. Alexander, Jr.	$220,000	$-0-	$220,000

Victor E. Bell III	220,000	-0-	220,000

Michael A. Carpenter (2)	281,370	-0-	281,370

H. Lee Durham, Jr.	277,500	-0-	277,500

Daniel L. Heavner (3)	165,000	-0-	165,000

Robert R. Hoppe	250,000	-0-	250,000

Floyd L. Keels	220,000	-0-	220,000

Robert E. Mason IV	220,000	-0-	220,000

Robert T. Newcomb	295,000	-0-	295,000

Vice Admiral John R. Ryan, USN (Ret.) (2)	281,370	-0-	281,370
(1)

Mr. Holding, Mrs. Alemany, Mrs. Bryant and Mr. Bristow are not listed in the table. Each of them served as a director for 2022, but each was compensated as an executive officer of FCB and received no additional compensation for services as a director. Dr. Eugene Flood, Jr. was appointed as a director effective January 1, 2023, and did not serve or receive compensation as a director during 2022. Compensation will be paid for his services as a director during 2023 on the same basis as other outside directors.

(2)

Mr. Carpenter and Vice Admiral Ryan were appointed as directors effective January 3, 2022 and, in addition to their compensation for services during their one-year terms of office following our 2022 Annual Meeting, their total compensation reflects amounts paid to them for their services following their appointment until that meeting.

(3)	Mr. Heavner retired from the Board effective December 31, 2022. His fees were prorated based on his retirement date.
(4)

Amounts include aggregate retainers paid during 2022 to outside directors for services as directors, committee chairs, and in other Board positions for their one-year terms of office following our 2022 Annual Meeting.

From time to time our directors may receive or be deemed to have received personal benefits from FCB. FCB’s aggregate incremental cost associated with personal benefits received during 2022 by each of our directors listed in the table did not exceed $10,000 and, for that reason, no amount for personal benefits is included for any of them in the “All Other Compensation” column in the table above. Our non-associate directors are covered under a directors and officers liability insurance policy provided by FCB, and by a travel and accident insurance policy provided by FCB that covers all of our and FCB’s officers, associates and directors, and they are reimbursed for their expenses in attending Board and committee meetings and in attending industry and professional development events related to their duties.

Compensation paid to our directors is in the form of cash, and we have no plans under which stock options or grants or other equity awards have been made to directors. The following table describes our standard schedule of fees under which compensation was paid to non-associate directors for their services during their one-year terms of office following our 2022 Annual Meeting and the revised schedule of fees approved by the Board of Directors under which directors will be paid during their one-year terms of office following our 2023 Annual Meeting. In increasing retainer amounts in the 2023 fee schedule, the Compensation, Nominations and Governance Committee’s recommendation to the Boards, and the Boards’ approval, took into account fees paid to directors of comparable financial institutions, and the more than doubling of our assets and significantly increased breadth and complexity of our business with the addition of multiple new business lines that has resulted from our transformational merger with CIT which became effective January 3, 2022. Those factors have increased the scope of the duties and responsibilities of, and commitment of time required from, our directors going forward.

Description	Amount (1)
	2022	2023

Annual retainer paid to each director	$220,000	$245,000

Annual retainer paid to the Chairman of our Compensation, Nominations and Governance Committee	30,000	30,000

Annual retainer paid to the Chairman of our Risk Committee	30,000	30,000

Annual retainer paid to the Chairman of our Audit Committee	30,000	30,000

Annual retainer paid to the Chairman of FCB’s Trust Committee	-0-	7,500

Annual retainer paid to our Audit Committee Financial Expert	27,500	27,500

Annual retainer paid to our Lead Independent Director	45,000	45,000
(1)

Under the 2022 fee schedule, directors did not receive separate fees for attendance at meetings of the Boards of Directors or committees of the Boards held during the twelve months following our 2022 Annual Meeting, and directors will not receive meeting fees under the 2023 fee schedule. However, the Compensation, Nominations and Governance Committee is authorized to recommend implementation of meeting fees in the event circumstances result in a substantial increase in the frequency of meetings or the appointment of a special committee.

The separate annual retainers paid to Chairmen of the various committees, to the Audit Committee Financial Expert, and to the Lead Independent Director are in recognition of the additional time, duties and responsibilities required by those positions.

TRANSACTIONS WITH RELATED PERSONS

Our Policy

Our Board of Directors has adopted a written policy under which our Audit Committee, on an ongoing basis, reviews and approves certain transactions, arrangements or relationships in which we or FCB, or any of our or FCB’s subsidiaries, are a participant and in which any of our “related persons” has a material interest. Our related persons include our directors, nominees for election as directors, executive officers, beneficial owners of more than 5% of a class of our voting stock, and members of the immediate family of one of those persons.

Except as described below, the policy covers:

●

transactions, arrangements or relationships, or series of transactions, arrangements or relationships, in which we or FCB, or any of our or FCB’s subsidiaries, are or will be a participant and in which the dollar amount involved exceeds or will exceed an aggregate of $120,000 (including all periodic installments in the case of any agreement which provides for periodic payments) and in which one of our related persons has or will have a direct or indirect material interest (in general, transactions that are required to be disclosed in our proxy statements under rules of the SEC); and

●

charitable contributions or gifts, or series of charitable contributions or gifts (whether in cash or in-kind in the form of property or services), by us or FCB, or any of our or FCB’s subsidiaries, to any charitable or other nonprofit organization in which a related person is a director or executive officer (other than a non-management director or advisory director) or is known to have some other material relationship and in which the aggregate dollar amount involved exceeds or will exceed (including periodic installments, and all other such contributions made during the same year) the greater of $200,000 or 5% of that organization’s gross revenues for the current year.

The transactions covered by the policy generally include loans, but the policy does not cover loans made by FCB in the ordinary course of its business and, if subject to banking regulations relating to “insider loans,” in conformity with those regulations, and that are made on substantially the same terms as those prevailing at the time for comparable loans with unrelated persons, do not involve more than a normal risk of collectability or present other unfavorable features, and are not disclosed as nonaccrual, past due, restructured or potential problem loans. The policy also does not cover compensation paid to our executive officers or directors that has been reviewed and approved, or recommended to our Board of Directors for approval, by our Compensation, Nominations and Governance Committee. Transactions and relationships in the ordinary course of FCB’s business involving its provision of services as a depositary of funds, or other banking or financial services or customer relationships, are not required to be approved by the Audit Committee. However, it has directed FCB’s Chief Compliance Officer to review and monitor those transactions and relationships with our related persons on an ongoing basis and make periodic reports to the Committee.

Individual transactions under ongoing relationships in which we or FCB regularly obtain products or services from, or provide services to, related persons in connection with our business operations are not required to be separately approved. Rather, the Committee approves the entry into any new relationships and then monitors those relationships on an ongoing basis. Similarly, in the case of the ongoing relationships described below under the caption “Related Person Transactions During 2022” under which FCB has provided various business services to the named banks, the Committee approves the entry into any new service agreement, or the renewal of any existing agreement. However, during the terms of the agreements, the Committee is not required to pre-approve the periodic addition, deletion, or modification of services, or pricing or other changes, under the agreements. FCB’s Chief Compliance Officer reviews and evaluates all such proposed individual changes and reports those actions to the Committee, and the Committee then may approve, modify or rescind any such change.

In its review of related person transactions or charitable gifts, the policy provides that the Committee should exercise independent judgment and should not approve any proposed transaction or charitable gift unless and until it has concluded to its satisfaction that the transaction or gift:

●	has been or will be agreed to or engaged in on an arm’s-length basis;

●	is or will be on terms that are fair and reasonable to us or FCB; and

●	is in our or FCB’s best interests.

Related Person Transactions During 2022

FCB has had, and expects to have in the future, banking transactions in the ordinary course of its business with certain of its and our current directors, nominees for director, executive officers, principal stockholders, and other related persons. All loans included in those transactions during 2022 were made in the ordinary course of FCB’s business on substantially the same terms, including interest rates, repayment terms and collateral, as those prevailing at the time the loans were made for comparable transactions with persons not related to us or FCB, and those loans did not involve more than the normal risk of collectability or present other unfavorable features.

FCB serves as trustee of the pension and Section 401(k) plans of The Fidelity Bank (“Fidelity”) and Southern Bank and Trust Company (“Southern”), issues credit cards to Southern’s customers under which extensions of credit are made to customers by and repaid directly to FCB, provides Southern with a $300,000 line of credit to give Southern limited discretionary credit override authority on credit card lines, and issues business credit cards to Southern’s employees under an aggregate credit line of $2 million that may be used only for employee business-related expenses and on which payments of outstanding balances are due monthly. Amounts billed to Fidelity and Southern for all services provided to them during 2022 totaled approximately $203,000 and $468,000, respectively. Hope H. Bryant, our Vice Chairwoman, currently serves as a director of both Fidelity and Southern and their respective parent companies, and she and members of her family, including our Chief Executive Officer, Frank B. Holding, Jr., and the spouse of our President, Peter M. Bristow, are principal stockholders of the parent companies of those banks. As a result, we historically have considered transactions with Fidelity and Southern to be covered by the Board’s transaction approval policy, and our Audit Committee reviews and approves FCB’s new service agreements, and monitors FCB’s ongoing relationships, with each of Fidelity and Southern. Under our policy, individual transactions under, or changes (such as changes in services or pricing) in, those service agreements are reviewed and evaluated by FCB’s Chief Compliance Officer and reported to the Committee. The Committee’s normal review and approval process will continue to apply to any relationships or transactions with Fidelity or Southern.

FCB leases excess space in one of its branch offices to Twin States Farming, Inc. on a month-to-month basis. Our Vice Chairwoman, Hope H. Bryant, and Olivia B. Holding, one of our principal stockholders and the sister of Mrs. Bryant and our Chief

Executive Officer, Frank B. Holding, Jr., are officers and directors of the lessee, and substantially all of the lessee’s capital stock is owned by members of the Holding family. Monthly rent under the lease agreement currently is $1,762 and increases annually by 2.5%. When the lease was last renewed in 2019, a real estate brokerage firm was engaged to assess the fair market rental rate for the space. If the lease continues in effect after five years, the rental rate will be adjusted based on a new assessment of fair market rental and thereafter will continue to increase annually as provided above. Either FCB or the lessee may terminate the lease at any time upon advance written notice.

In disposing of surplus and foreclosed properties it holds in its various banking markets across the country, FCB regularly lists properties for sale with a number of real estate brokerage firms. During 2022, FCB listed two properties located in North Carolina with Lee & Associates, a national brokerage firm, for $1,500,000 and $2,000,000, respectively. The listing broker at that firm was James Bailey, who is the son-in-law of our Chief Executive Officer, Frank B. Holding, Jr. We believe the terms of the listing agreements with Lee & Associates, including the sales commission of 6%, are no less favorable to FCB than the terms of FCB’s listing agreements with other brokers.

Certain family members of our and FCB’s directors and executive officers are employed by FCB in non-executive officer positions. Information regarding the employment of three family members whose total compensation for services during 2022 exceeded, or whose compensation for services during 2023 may exceed, $120,000 is contained in the following table. Information regarding the employment of a family member of one of our directors is contained under the caption “EXECUTIVE COMPENSATION — Compensation Committee Interlocks and Insider Participation.”

Name	Relationship	2022 Compensation (2)

Perry H. Bailey	Daughter of Frank B. Holding, Jr., and niece of Hope H. Bryant and Peter M. Bristow	$224,082

John Patrick Connell (1)	Son of Hope H. Bryant and nephew of Frank B. Holding, Jr. and Peter M. Bristow	$105,116

Joseph L. Ward	Brother of our executive officer, Jeffery L. Ward	$173,458
(1)	Mr. Connell was employed by FCB in a full time position for a portion of 2022.
(2)	Amounts reflect aggregate compensation paid to each individual for services during 2022.

The terms of the family members’ employment, including compensation, are commensurate with their experience, responsibilities and performance in their positions, their incentive opportunities are the same as those provided to other associates in similar positions, and their employee benefits are the same as are provided on the same terms to all other associates. Each family member’s compensation is set each year through FCB’s normal evaluation and merit increase process. Our Audit Committee reviewed and approved the terms of each individual’s employment relationship (including his or her compensation) for 2022 and will continue to do so annually.

BENEFICIAL OWNERSHIP OF OUR EQUITY SECURITIES

Directors and Executive Officers

The following table describes the beneficial ownership of shares of our voting Class A Common and Class B Common, our nonvoting Depositary Shares (each representing a 1/40th Interest in a share of our 5.375% Non-Cumulative Perpetual Preferred Stock, Series A) and our nonvoting 5.625% Non-Cumulative Perpetual Preferred Stock, Series C (“Series C Preferred”), on February 27, 2023, by our current directors, nominees for election as directors, and our NEOs whose compensation is disclosed in the Summary Compensation Table above, individually, and by all of our current directors and executive officers as a group. We are not aware that any of our directors or executive officers beneficially own any shares of our nonvoting Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series B. For purposes of the table, we consider a director or executive officer to “beneficially own” shares held in his or her name, or in the name of any other person or entity, if the director or officer either directly, or indirectly through some agreement, arrangement, understanding or relationship, has or shares the right to vote or dispose of the shares, or to direct the voting or disposition of the shares. As a result, the same shares may be “beneficially owned” by more than one person. As described in footnotes to the table, portions of the shares listed as beneficially owned by certain of the directors and executive officers in the table also are listed as beneficially owned by others named in the table. However, those shares are only counted once in the total numbers of shares beneficially owned by all directors and executive officers as a group.

	Beneficial Ownership
	Class A Common			Class B Common			Depositary Shares			Series C Preferred
Name of Beneficial Owner (1)	Number of Shares (2)		Percentage of Class (3)	Number of Shares (2)		Percentage of Class (3)	Number of Shares (2)		Percentage of Class (3)	Number of Shares (2)		Percentage of Class (3)	Percentage of Total Votes (3)

DIRECTORS

Ellen R. Alemany	24,268	(4)	0.18%	-0-		—	-0-		—	30,000		0.38%	0.08%

John M. Alexander, Jr.	1,227	(5)	0.01%	68		0.01%	-0-		—	-0-		—	0.01%

Victor E. Bell III	6,900	(6)	0.05%	1,643	(6)	0.16%	-0-		—	-0-		—	0.11%

Peter M. Bristow	513,532	(7)	3.80%	111,507	(7)	11.09%	41,285	(7)	0.30%	-0-		—	7.77%

Hope H. Bryant	464,022	(8)	3.44%	65,001	(8)	6.47%	47,500	(8)	0.34%	-0-		—	5.08%

Michael A. Carpenter	2,215		0.02%	-0-		—	-0-		—	-0-		—	0.01%

H. Lee Durham, Jr.	700		0.01%	100		0.01%	3,000		0.02%	3,000	(9)	0.04%	0.01%

Dr. Eugene Flood, Jr.	20		*	-0-		—	-0-		—	-0-		—	*

Frank B. Holding, Jr.	626,995	(10)	4.64%	165,624	(10)	16.48%	35,500	(10)	0.26%	-0-		—	11.08%

Robert R. Hoppe	314		*	-0-		—	-0-		—	-0-		—	*

Floyd L. Keels	112		*	-0-		—	600		*	-0-		—	*

Robert E. Mason IV	350		*	200		0.02%	-0-		—	-0-		—	0.01%

Robert T. Newcomb	1,000		0.01%	-0-		—	6,000		0.04%	-0-		—	*

Vice Admiral John R. Ryan, USN (Ret.)	1,871		0.01%	-0-		—	-0-		—	-0-		—	0.01%

OTHER NAMED EXECUTIVE OFFICERS

Craig L. Nix	976	(11)	0.01%	-0-		—	-0-		—	-0-		—	*

ALL CURRENT DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP (20 PERSONS)	1,601,540	(12)	11.86%	307,418	(12)	30.58%	103,985	(12)	0.75%	33,000	(12)	0.41%	22.04%
(1)	Each individual’s business address is 4300 Six Forks Road, Raleigh, NC 27609.
(2)

Except as otherwise noted in the footnotes below, and to the best of our knowledge, individuals named and included in the group exercise sole voting (in the case of voting stock) and investment power with respect to all listed shares.

(3)

“Percentage of Class” reflects each individual’s and the group’s listed shares as a percentage of the total number of outstanding shares of that class of stock on February 27, 2023. “Percentage of Total Votes” reflects the aggregate votes represented by each individual’s and the group’s listed shares of Class A Common and Class B Common as a percentage of the aggregate votes represented by all outstanding shares of our voting securities on that date. Depositary Shares and Series C Preferred Stock do not have voting rights and do not affect the percentages of total votes. An asterisk indicates less than .01%.

(4)

Includes an aggregate of 10,106 shares of Class A Common as to which Mrs. Alemany may be considered to exercise shared voting and investment power, and 2,269 shares of Class A Common that Mrs. Alemany has a right to acquire within 60 days following February 27, 2023, upon the vesting of restricted stock units (“RSUs”). The number of listed shares does not include an aggregate of 11,460 additional shares of Class A Common that may be issued to her in the future upon the vesting of other unvested RSUs.

(5)	Includes 200 shares of Class A Common as to which Mr. Alexander may be considered to exercise shared voting and investment power.
(6)

Includes an aggregate of 6,473 shares of Class A Common and 1,643 shares of Class B Common held by various entities and as to which shares Mr. Bell may be considered to exercise shared voting and investment power.

(7)

Mr. Bristow’s beneficial ownership is described in the table and footnotes below under the caption “Principal Stockholders.” Information regarding pledges of shares beneficially owned by Mr. Bristow is contained below under the caption “Pledging Policy.”

(8)

Mrs. Bryant’s beneficial ownership is described in the table and footnotes below under the caption “Principal Stockholders.” Information regarding pledges of shares beneficially owned by Mrs. Bryant is contained below under the caption “Pledging Policy.”

(9)	Mr. Durham may be considered to exercise shared voting and investment power as to all listed shares of Series C Preferred.
(10)

Mr. Holding’s beneficial ownership is described in the table and footnotes below under the caption “Principal Stockholders.” Information regarding pledges of shares beneficially owned by Mr. Holding is contained below under the caption “Pledging Policy.”

(11)	Includes 976 shares of Class A Common as to which Mr. Nix may be considered to exercise shared voting and investment power.
(12)

In the aggregate, individuals included in the group may be considered to exercise shared voting and investment power as to 459,015 shares of Class A Common, 86,809 shares of Class B Common, and 3,000 shares of Series C Preferred, and shared investment power only as to 82,385 Depositary Shares. As described in the table and footnotes below under the caption “Principal Stockholders,” certain shares are included in the numbers of shares listed in the table above for each of Mrs. Bryant and Mr. Holding, but they are included only once in the total shares listed for the group. The number of shares of Class A Common listed for the group Includes an aggregate of 2,496 shares that individuals included in the group have a right to acquire within 60 days following February 27, 2023, upon the vesting of RSUs, but does not include an aggregate of 11,937 additional shares that may be issued to them in the future upon the vesting of other unvested RSUs.

Hedging Policy

Our hedging policy prohibits our directors and executive officers from hedging any shares of our common stock. For purposes of the prohibition, a “hedge” means any financial instrument, derivative transaction or trading strategy designed to hedge or offset any decrease in the market value of our stock, such as a covered call, collar, prepaid variable forward sale contract, equity swap, exchange fund or similar transaction.

Pledging Policy

General Prohibition on Pledging by Directors and Officers. Our pledging policy adopted by our Board in 2014 generally prohibits any director or executive officer from pledging any shares of our common stock that he or she owns and controls. However, pledges that existed on the date the policy was originally adopted were “grandfathered” and those shares may continue to be pledged until they are finally released pursuant to those pledge arrangements (as those arrangements may be amended, extended or modified). However, the pledging policy provides that those grandfathered pledges be reviewed at least annually by our Audit Committee.

Criteria and Process For Granting Exceptions. The policy permits our Audit Committee to grant an exception to the pledging policy to a director or executive officer who desires to pledge shares of our common stock if the Committee determines to its satisfaction that the proposed pledge arrangement is not reasonably likely to pose a material risk to our company and the market for our common stock.

In making its determination on a request for an exception, the policy provides that the Committee shall consider factors that it considers relevant, which may include:

●	historical information regarding existing and prior pledge arrangements;

●	the number of pledged shares, including in relation to:

●	the total number of outstanding shares of our common stock;

●	the total number of shares held by the director or executive officer; and

●	the director’s or executive officer’s total assets;

●	the market value, volatility and trading volume of our common stock;

●	the financial capacity of the director or executive officer to repay the loan without resort to the pledged stock;

●	the loan-to-value ratio in the proposed pledge arrangement;

●	the nature of any other collateral in the proposed pledge arrangement;

●	the material terms of the proposed pledge arrangement; and

●	the procedural safeguards to foreclosure, such as notice periods and the ability to substitute collateral.

The policy requires a director or executive officer requesting an exception to submit the request in writing, with information addressing the factors listed above, and to supply any supporting documentation the Audit Committee requests. A request for an exception must be submitted with sufficient advance notice to enable the Committee to fully consider the request. No exceptions have been requested or approved by the Committee since the policy was first adopted.

No Pledging of Equity Compensation Shares. Our pledging policy prohibits the Audit Committee from approving an exception for a pledge of shares granted to a director or executive officer as compensation. In the past we have had no equity-based compensation plans under which directors or executive officers receive compensation in the form of shares of our common stock, but the prohibition would apply to any future grants. The policy also will apply to shares of our stock issued to Ellen R. Alemany, who currently serves as our director, upon the vesting of stock awards originally granted to her by CIT which we assumed and converted into RSUs covering shares of our Class A Common in connection with our merger with CIT.

Monitoring of Pledging Arrangements. The policy provides that the Audit Committee will review all outstanding pledging arrangements annually (or more frequently where circumstances warrant). As of the date of this proxy statement, the only outstanding pledging arrangements are the grandfathered pledges listed in the table below.

If the Audit Committee determines, based on any new facts or changed circumstances, that the continuation of any pledge arrangement established through an exception to the policy (which does not include the grandfathered pledges) is reasonably likely to pose a material risk to us and the market for our common stock, then the Committee or its designee and the director or executive officer will work cooperatively (i) to modify the arrangement or take other action to mitigate or eliminate the risk, or (ii) where mitigation is not reasonably possible, to terminate the arrangement as soon as reasonably practicable.

Grandfathered Pledges Pose No Material Risk. The Audit Committee has reviewed all grandfathered pledge arrangements that existed as of December 31, 2022. Based on its review and analysis, the Committee concluded that the pre-existing grandfathered pledge arrangements of certain members of the Holding family who are directors and executive officers – Frank B. Holding, Jr., Hope H. Bryant and Peter M. Bristow – are not reasonably likely to pose a material risk to our company or the market for our common stock. Specifically, the Committee concluded that the risk of foreclosure and a resulting forced sale of common stock on the market that would result in a sudden and immediate decline in our stock price is remote based on, among other factors, the number of shares pledged, the trading volume in our Class A Common, the net worth of the pledgors, and the fact that the loan-to-stock value ratio in each of the grandfathered pledges was and remains very low.

Audit Committee’s Rationale for the Policy. In formulating the policy and recommending it to the Board, the Audit Committee considered the ownership structure of our company, including the fact that members of the Holding family own shares which, in the aggregate, currently amount to approximately 50%, and in the past have amounted to more than 50%, of the outstanding voting power of our stock. As a result of our ownership structure, FCB is one of the largest family-controlled banks in the United States. As described in this proxy statement under the headings “CORPORATE GOVERNANCE” and “COMMITTEES OF OUR BOARDS,” despite our ownership structure, historically we have adhered to Nasdaq’s governance requirements for non-controlled companies, including having a board consisting of a majority of independent directors, independent compensation and nominating committees, and approval of certain related person transactions by our Audit Committee, which consists solely of independent directors.

The Audit Committee believes that our pledging policy is reasonable for a company with our ownership structure and that pledges of our stock permitted under the policy will not pose a material risk to our company or our stockholders.

Existing Pledge Arrangements. The following table lists the numbers of shares of our common stock beneficially owned by Mr. Holding, Mrs. Bryant and Mr. Bristow that are subject to grandfathered pledge arrangements on the date of this proxy statement.

Name of Beneficial Owner	Number of Class A Common Pledged Shares	Number of Class B Common Pledged Shares

Frank B. Holding, Jr.	198,052	-0-

Hope H. Bryant	134,362 (1)	-0-

Peter M. Bristow	30,000	-0-
(1)	The aggregate number of pledged shares of Class A Common decreased as compared to the prior year’s total.

Principal Stockholders

The following table lists persons and entities who we believe owned, beneficially or of record, 5% or more of our voting Class A Common or Class B Common, and those persons’ and entities’ beneficial ownership of our nonvoting Depositary Shares. Similar to the director and executive officer table above, we consider a person to “beneficially own” shares held in the person’s name, or in the name of any other stockholder, if the person either directly, or indirectly through some agreement, arrangement, understanding or relationship, has or shares the right to vote or dispose of the shares, or to direct the voting or disposition of the shares. As a result, the same shares may be “beneficially owned” by more than one person. As described in footnotes to the table, portions of the shares listed as beneficially owned by certain of the individuals in the table also are listed as beneficially owned by other individuals named in the table.

	Beneficial Ownership
	Class A Common			Class B Common			Depositary Shares
Name and Address of Beneficial Owner	Number of Shares (1)		Percentage of Class (2)	Number of Shares (1)		Percentage of Class (2)	Number of Shares (1)		Percentage of Class (2)	Percentage of Total Votes (2)

Carson H. Brice P.O. Box 1417 Smithfield, NC 27577	507,621	(3)	3.76%	117,523	(3)	11.69%	-0-		—	8.07%

Claire H. Bristow P. O. Box 1417 Smithfield, NC 27577	513,532	(4)	3.80%	111,507	(4)	11.09%	41,285	(4)	0.30%	7.77%

Peter M. Bristow 4300 Six Forks Road Raleigh, NC 27609	513,532	(5)	3.80%	111,507	(5)	11.09%	41,285	(5)	0.30%	7.77%

Hope H. Bryant 4300 Six Forks Road Raleigh, NC 27609	464,022	(6)	3.44%	65,001	(6)	6.47%	47,500	(6)	0.34%	5.08%

Frank B. Holding, Jr. 4300 Six Forks Road Raleigh, NC 27609	626,995	(7)	4.64%	165,624	(7)	16.48%	35,500	(7)	0.26%	11.08%

Olivia B. Holding P. O. Box 1352 Smithfield, NC 27577	709,767	(8)	5.26%	168,555	(8)	16.77%	57,500	(8)	0.42%	11.51%

BlackRock, Inc. 55 East 52nd Street New York, NY 10055	1,614,000	(9)	11.95%	—		—	—		—	5.20%

Egerton Capital (UK) LLP 5 Stratton Street London, W1J8LA, United Kingdom

Egerton Capital (US) LP 667 Madison Avenue, 20th Floor New York, NY 10065	710,382	(10)	5.26%	—		—	—		—	2.40%

The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	998,422	(11)	7.40%	—		—	—		—	.03%
(1)

Reflects shares which, to the best of our knowledge, are beneficially owned by the named individuals and entities as of February 27, 2023 or, in the case of BlackRock, Inc., Egerton Capital (UK) LLP and Egerton Capital (US) LP, and The Vanguard Group, as of December 31, 2022. Except as otherwise noted in the footnotes below, each named individual and entity exercises sole voting (in the case of voting securities) and investment power with respect to all listed shares.

(2)

“Percentage of Class” reflects each individual’s or entity’s listed shares as a percentage of the total number of outstanding shares of that class of stock on February 27, 2023. “Percentage of Total Votes” reflects the aggregate votes represented by each individual’s or entity’s listed shares of Class A Common and Class B Common with respect to which the individual or entity reports having sole or shared voting power, as a percentage of the aggregate votes represented by all outstanding shares of our voting securities on that date. Depositary Shares do not have voting rights and do not affect the percentages of total votes.

(3)

Mrs. Brice may be considered to exercise shared voting and investment power with respect to 403 of the listed shares of Class A Common and 563 of the listed shares of Class B Common which are held by her spouse. She disclaims beneficial ownership of an aggregate of 87,626 shares of Class A Common and 4,307 shares of Class B Common held by a family member as trustee in irrevocable trusts for the benefit of her children; an aggregate of 44,026 shares of Class A Common and 36,725 shares of Class B Common held by two charitable foundations, and 35,500 Depositary Shares held by three charitable foundations, of which she serves as a director; and an aggregate of 479,889 shares of Class A Common, 28,654 shares of Class B Common and 398,945 Depositary Shares held by certain corporations of which Mrs. Brice and/or her spouse are stockholders but of which neither of them serves as a director or officer. Those disclaimed shares are not included in the shares listed for her in the table.

(4)

Mrs. Bristow may be considered to exercise shared voting and investment power with respect to 132,787 of the listed shares of Class A Common and 66,462 of the listed shares of Class B Common, which are held by her spouse, Peter M. Bristow, individually, or by entities that he may be deemed to control; shared voting power only with respect to 6,004 of the listed shares of Class A Common and 78 of the listed shares of Class B Common held by trusts for unrelated persons; and shared investment power with respect to 12,152 of the listed shares of Class A Common held as co-trustee of a trust. All listed shares also are listed as beneficially owned by her spouse. Mrs. Bristow disclaims beneficial ownership of 46,126 shares of Class A Common and 6,953 shares of Class B Common held by her adult children; 3,231 shares of Class A Common, 200 shares of Class B Common and 20,000 Depositary Shares held by charitable foundations of which she serves as a director; and an aggregate of 479,889 shares of Class A Common, 28,654 shares of Class B Common and 398,945 Depositary Shares held by certain other corporations of which Mrs. Bristow and/or her spouse are stockholders but of which neither of them serves as a director or officer. Those disclaimed shares are not included in the shares listed for her in the table.

(5)

Mr. Bristow may be considered to exercise shared voting and investment power with respect to 374,741 of the listed shares of Class A Common and 44,967 of the listed shares of Class B Common held by or for his spouse, Claire H. Bristow; sole voting power only with respect to 6,004 shares of Class A Common and 78 of the listed shares of Class B Common held by trusts for unrelated persons; and shared investment power only with respect to 41,285 of the listed Depositary Shares held by or for his spouse. All listed shares also are listed as beneficially owned by his spouse. Mr. Bristow disclaims beneficial ownership of an aggregate of 46,126 shares of Class A Common and 6,953 shares of Class B Common held by his adult children; 3,231 shares of Class A Common, 200 shares of Class B Common and 20,000 Depositary Shares held by charitable foundations of which his spouse serves as a director; and an aggregate of 479,889 shares of Class A Common, 28,654 shares of Class B Common and 398,945 Depositary Shares held by certain other corporations of which Mr. Bristow and/or his spouse are stockholders but of which neither of them serves as a director or officer. Those disclaimed shares are not included in the shares listed for him in the table.

(6)

Mrs. Bryant may be considered to exercise shared voting and investment power with respect to 57,383 of the listed shares of Class A Common, 38,376 of the listed shares of Class B Common, and shared investment power only with respect to 35,500 of the listed Depositary Shares, which are held jointly, by family members or other persons, or by corporations or other entities that she may be deemed to control, and sole voting power only with respect to 1,494 of the listed shares of Class A Common and 255 shares of Class B Common held by a trusts for unrelated persons. The listed shares include an aggregate of 44,026 shares of Class A Common and 36,725 shares of Class B Common held by two charitable foundations, and 35,500 Depositary Shares held by three charitable foundations, all of which also are listed as beneficially owned by Ms. O. Holding and Mr. F. Holding, Jr., and an aggregate of 13,357 shares of Class A Common and 1,555 shares of Class B Common held by two business entities which also are listed as beneficially owned by Ms. O. Holding. Mrs. Bryant disclaims beneficial ownership of an aggregate of 190,050 shares of Class A Common and 109,413 shares of Class B Common held by her adult children and by revocable trusts for the benefit of her children; an aggregate of 292,063 shares of Class A Common, 22,619 shares of Class B Common and 398,945 Depositary Shares held by two corporations of which Mrs. Bryant is a stockholder and a director, but not an officer; and 174,469 shares of Class A Common and 4,480 shares of Class B Common held by a corporation of which Mrs. Bryant is a stockholder but does not serve as a director or officer. Those disclaimed shares are not included in the shares listed for her in the table.

(7)

Mr. F. Holding, Jr. may be considered to exercise shared voting and investment power with respect to 52,612 of the listed shares of Class A Common and 38,548 of the listed shares of Class B Common, and shared investment power only with respect to 35,500 of the listed Depositary Shares, which are held jointly, by family members or other persons, or by corporations or other entities that he may be deemed to control. The listed shares include an aggregate of 44,026 shares of Class A Common and 36,725 shares of Class B Common held by two charitable foundations, and 35,500 Voting Depositary Shares held by three charitable foundations, all of which also are listed as beneficially owned by Mrs. Bryant and Ms. O. Holding. Mr. F. Holding, Jr. disclaims beneficial ownership of an aggregate of 50,104 shares of Class A Common and 65,759 shares of Class B Common held by his adult children and trustees of irrevocable trusts for the benefit of his adult children; and an aggregate of 479,889 shares of Class A Common, 28,654 shares of Class B Common and 398,945 Depositary Shares held by certain other corporations of which Mr. Holding and/or his spouse are stockholders but of which neither he nor his spouse serve as a director or officer. Those disclaimed shares are not included in the shares listed for him in the table.

(8)

Ms. O. Holding may be considered to exercise shared voting and investment power with respect to 57,383 of the listed shares of Class A Common and 38,280 of the listed shares of Class B Common, shared investment power only with respect to 12,152 of the listed shares of Class A Common, and shared investment power only with respect to 35,500 of the listed Depositary Shares, which are held jointly, by family members or other persons, by her as co-trustee, or by corporations or other entities that she may be deemed to control. The listed shares include 44,026 shares of Class A Common and 36,725 shares of Class B Common held by two charitable foundations, and 35,500 Depositary Shares held by three charitable foundations, all of which also are listed as beneficially owned by Mr. F. Holding, Jr. and Mrs. Bryant; and an aggregate of 13,357 shares of Class A Common and 1,555 shares of Class B Common held by two business entities which also are listed as beneficially owned by Mrs. Bryant. Ms. Holding disclaims beneficial ownership of an aggregate of 466,532 shares of Class A Common, 27,099 shares of Class B Common and 398,945 Depositary Shares held by three corporations of which Ms. Holding is a stockholder and director. Those disclaimed shares are not included in the shares listed for her in the table.

(9)

BlackRock, Inc. has filed an amended Schedule 13G with the SEC showing the number of shares of our Class A Common that it beneficially owned as of December 31, 2022. The Schedule 13G indicates that, as of December 31, BlackRock, Inc. had sole power to vote or direct the vote of 1,537,968 shares, shared power to vote or direct the vote of -0- shares, sole power to dispose of or direct the disposition of 1,614,000 shares, and shared power to dispose of or direct the disposition of -0- shares, of the listed Class A Common. The Schedule 13G indicate that various persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of the listed shares, and that BlackRock, Inc. is a parent holding company or control person of a number of subsidiaries which acquired the listed shares.

(10)

Egerton Capital (UK) LLP and Egerton Capital (US) LP have filed a joint Schedule 13G with the SEC showing the number of shares of our Class A Common that they beneficially owned as of December 31, 2022. The Schedule 13G indicates that, as of December 31, 2022, they each had shared voting and dispositive power with respect to 710,382 shares of Class A Common.

(11)

Vanguard Group has filed an amended Schedule 13G with the SEC showing the number of shares of our Class A Common that it beneficially owned as of December 31, 2022. The Schedule 13Gs indicates that The Vanguard Group has sole power to vote or direct the vote of -0- shares, shared power to vote or direct the vote of 7,743 shares, sole power to dispose of or direct the disposition of 981,672 shares, and shared power to dispose of or direct the disposition of 16,750 shares, of the listed Class A Common. The Schedule 13Gs indicate that The Vanguard Group, Inc.’s clients, including investment companies registered under the Investment Company Act of 1940 and other managed accounts, have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the Class A Common.

Delinquent Section 16(a) Reports

Our directors, executive officers, and holders of more than 10% of a class of our equity securities are required by federal law to file reports with the SEC regarding the amounts of and changes in their beneficial ownership of shares. Based on our review of copies of those reports, our proxy statements are required to disclose failures to report shares beneficially owned or changes in beneficial ownership, and failures to timely file required reports, during previous years. It has come to our attention that, due to administrative oversight, one report by Craig L. Nix to report a purchase of shares during 2022 was not timely filed. The report was filed immediately after the oversight was discovered. The reports for all other purchases by Mr. Nix during 2022 were timely filed.

PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION

Our Board of Directors unanimously recommends that you vote “FOR” Proposal 2.

In accordance with the requirements of Schedule 14A of the Exchange Act, and rules adopted by the SEC, at least once every three years we are required to give our stockholders an opportunity to vote, on a non-binding advisory basis, on a resolution (a “say-on-pay” resolution) to approve the compensation of our NEOs as disclosed in our Annual Meeting proxy statements. Our Board has submitted a say-on-pay resolution to our stockholders at each of our Annual Meetings since 2011, and our stockholders have overwhelmingly approved those proposals, in each case with over 98% of the votes entitled to be cast on each proposal with respect to shares present in person or represented by proxy, and which were voted or abstained at each meeting, being cast for approval.

Another say-on-pay resolution will be submitted for voting by our stockholders at the 2023 Annual Meeting. In connection with that proposal, the following resolution will be submitted for voting:

“RESOLVED, that the stockholders of First Citizens BancShares, Inc. (“BancShares”) hereby approve, on a non-binding advisory basis, the compensation paid or provided to BancShares’ named executive officers, as that compensation has been disclosed in BancShares’ proxy statement for the 2023 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including BancShares’ Compensation Discussion and Analysis, compensation tables, and the narrative discussion contained in the proxy statement.”

The vote on the resolution is not intended to address any specific element of executive compensation. Rather, the vote will relate generally to the compensation described in this proxy statement that was paid or provided for 2022 to our NEOs listed in the Summary Compensation Table above under the heading “EXECUTIVE COMPENSATION.” Under Section 14A of the Exchange Act and the SEC’s related rules, the vote will be advisory in nature and will not be binding on our Boards or our Compensation, Nominations and Governance Committee, and it will not overrule or affect any previous action or decision by the Boards or Committee or any compensation previously paid or awarded. Neither will it obligate the Boards or Committee to any particular course of future action, nor create or imply any additional duty on the part of the Boards or Committee. However, our Boards and the Committee value the opinion of our stockholders and, in making future decisions on the compensation of our NEOs, will consider the voting results on the resolution and evaluate whether any actions are necessary to address any stockholder concerns.

Our executive compensation philosophy and components are described in more detail in this proxy statement under the headings “COMPENSATION DISCUSSION AND ANALYSIS” and “EXECUTIVE COMPENSATION.” As discussed in those sections, our Boards and Compensation, Nominations and Governance Committee attempt to align our executive officers’ compensation with our long-term business philosophy and to achieve our objectives of:

●	rewarding sustained long-term performance and long-term loyalty;

●

balancing business risk with sound financial policy and stockholders’ interests, and aligning the interests of our executive officers with the long-term interests of our stockholders by encouraging growth in the value of our company and our stockholders’ investments;

●	enabling us to attract, motivate and retain qualified executive officers; and

●	providing compensation to our executive officers that is competitive with comparable financial services companies.

Consistent with that philosophy, our 2022 executive compensation program was primarily composed of the following elements:

●	competitive base salaries;

●

performance-based LTIP awards payable in cash which may be earned based on the extent of growth in the tangible book value per share of our common stock plus cumulative dividends paid on the stock during stated three-year Performance Periods;

●

performance-based MPP awards payable in cash which could be earned based on the successful completion of merger integration or business unit integration, and achievement of financial and conversion milestones, cost savings, and other synergies, and individual performance, following our merger with CIT;

●

retirement benefits in the form of defined benefit pension plans (for officers hired on or before specified dates), matching contributions to legacy and enhanced Section 401(k) defined contribution plan accounts, and additional profit-sharing contributions to enhanced Section 401(k) plan accounts;

●	individual non-qualified separation from service agreements with certain of our executive officers;

●

a non-qualified deferred compensation plan which was adopted during 2021 to permit plan participants to save for retirement and other long-term financial goals on a tax-deferred basis by electing to defer their receipt of a portion of their base salaries and eligible incentive compensation; and

●	limited personal benefits (or “perquisites”) for certain of our executive officers.

With the exception of Mrs. Alemany who is employed by FCB pursuant to an employment agreement we entered into with her, and equity awards originally issued by CIT to Mrs. Alemany that were converted into RSUs covering shares of our Class A Common, in connection with our merger with CIT, we do not have employment agreements with any of our current NEOs, nor have we provided them with any equity-based compensation (such as stock options or stock awards) nor entered into any arrangements with them under which compensation would be paid to them, or the vesting of any of their benefits would be accelerated, as a result of a change in control of our company or FCB.

We believe the Committee’s and the Boards’ focus on performance-based compensation, including the substantial portion of our executive officers’ compensation that is composed of variable incentive compensation, have enhanced our pay and performance alignment. We are committed to maintaining a strong executive compensation governance framework with continuing monitoring, oversight, and mitigation of compensation risks, and a compensation program that is fair and effective for both our executives and our stockholders alike and aligned with the central objective of our strategic plan, which is to build the long-term value of our company and our stockholders’ investments.

Our Board of Directors believes that our executive compensation policies and practices are aligned with our stockholders’ long-term interests, and it unanimously recommends that you vote “FOR” Proposal 2.

To be approved, a majority of the votes entitled to be cast on the proposal with respect to all shares of our Class A Common and Class B Common present in person or represented by proxy at the Annual Meeting, and voting together as one class, must be cast in favor of the proposal.

PROPOSAL 3: ADVISORY VOTE ON THE FREQUENCY OF SAY-ON-PAY VOTES

Our Board of Directors unanimously recommends that you vote for the option of “Every Year” on Proposal 3.

In addition to requiring us to submit “say-on-pay” proposals to our stockholders as described in Proposal 2 above, Section 14A of the Exchange Act and related SEC rules require that at least once every six years we give our stockholders an opportunity to vote, on a non-binding advisory basis, for their preference as to how frequently we should submit future say-on-pay proposals for our stockholders to vote on the compensation of our NEOs. Our Board of Directors will submit such a “say-on-frequency” proposal at the Annual Meeting and ask our stockholders to indicate whether they would prefer that we conduct future say-on-pay votes every year, once every two years, or once every three years.

Our stockholders last voted on a say-on-frequency proposal at our 2017 Annual Meeting. Our Board recommended that stockholders vote for the “Every Year” option, and a majority of votes cast were in favor of that option. As a result, our Board of Directors concluded that it would conduct a say-on-pay vote each year until the next required say-on-frequency vote by our stockholders.

Similar to the vote on the say-on-pay proposal described in Proposal 2 above, under Section 14A of the Exchange Act and the SEC’s related rules the vote on this say-on-frequency proposal will be advisory in nature. That means it will not be binding on our Board of Directors or our Compensation, Nominations and Governance Committee, nor will it obligate the Board or Committee to any particular course of action in the future. Our Board of Directors has concluded that an advisory vote on executive compensation every year is the most appropriate alternative for our company and is in the best interest of our stockholders. However, the Board values the opinion of our stockholders and, as it did in 2017, the Board will take the outcome of the voting into consideration when considering the frequency of future say-on-pay votes. The Board currently intends to conduct a say-on-pay vote in accordance with the option that receives the most votes at the Annual Meeting until the next say-on-frequency vote is held. However, the vote will not be binding and the Board later could decide to hold say-on-pay votes more or less frequently than the option receiving the most votes cast by our stockholders.

Our Board of Directors looks forward to hearing from stockholders as to their preferences on the appropriate frequency for say-on-pay votes. The proxy card that accompanies this proxy statement permits stockholders to choose from among four options, including holding a say-on-pay vote every year, every two years, or every three years, or abstaining from voting. As a result, stockholders may indicate their preference and will not be voting to approve or disapprove the recommendation of our Board of Directors. Following the 2023 Annual Meeting, the next vote on a say-on-frequency proposal is expected to be at our 2029 Annual Meeting.

Our Board of Directors recommends that you vote for the option of

“EVERY YEAR”

as the preferred frequency for advisory votes on executive compensation.

The option receiving the most votes at the Annual Meeting of holders of shares of our

Class A Common and Class B Common present in person or represented by proxy at the Annual Meeting, and voting together as one class, will be considered to be the preference of our stockholders.

PROPOSAL 4: PROPOSED AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION TO INCREASE AUTHORIZED SHARES OF CLASS A COMMON STOCK

Our Board of Directors unanimously recommends that you vote “FOR” Proposal 4.

Our Restated Certificate of Incorporation, as amended (the “Restated Certificate of Incorporation”) authorizes the issuance of 16,000,000 shares of Class A Common and 2,000,000 shares of Class B Common. Except as required by law, the Class B Common votes with the Class A Common as a single class. Each share of Class B Common is substantively identical to the Class A Common except that each share of Class B Common provides the holder thereof with 16 votes, and the Class B Common is traded on the over-the-counter market and quoted on the OTC Pink Market under the symbol FCNCB while the Class A Common is listed on the Nasdaq Global Select Market under the symbol FCNCA.

As of February 27, 2023, we had 13,502,763 shares of Class A Common issued and outstanding and 1,005,185 shares of Class B Common issued and outstanding. In connection with the CIT merger, which closed in January 2022, we issued approximately 6.1 million shares of Class A Common as merger consideration. The Board believes that it is desirable and in the best interests of our stockholders to have a sufficient number of additional shares of Class A Common available for issuance from time to time, as the occasion may arise, for future possible financing and acquisition transactions and for other proper corporate purposes. There would be no increase in the number of shares of Class B Common authorized. The Board believes that an increased level of authorized Class A Common would benefit us in our ability to pursue our strategies intended to support planned growth and enhance stockholder value. Further, as a bank holding company subject to regulation by the Federal Reserve Board, the availability of authorized shares also supports our strength as a source of support to FCB, which is an important factor in the Federal Reserve Board’s assessment of us and support for our initiatives to grow and strengthen the organization.

Accordingly, the Board has approved, and recommends that our stockholders approve, an amendment to our Restated Certificate of Incorporation to increase the number of authorized shares of Class A Common from 16,000,000 shares to 32,000,000 shares.

As of the date of this proxy statement, we have no definitive plans, arrangements or understandings to issue any of the additional shares of Class A Common that would be available as a result of the approval of this Proposal 4.

Possible Effects of Proposed Amendment to Increase Authorized Shares of Class A Common

The additional shares of Class A Common proposed to be authorized under this Proposal 4 would have rights identical to our current Class A Common. Stockholder approval of this Proposal 4 and the issuance of the Class A Common authorized thereby would not impact the rights of the holders of our currently outstanding Class A Common, except for effects incidental to increasing the number of shares of Class A Common outstanding, such as dilution of the earnings per share and voting rights of current holders of Class A Common.

The Board will have the authority to issue the additional authorized shares of Class A Common without requiring future stockholder approval of such issuances, except as may be required by our Restated Certificate of Incorporation, as it may be amended from time and time, Nasdaq listing rules or other applicable rules and regulations.

Text of Proposed Charter Amendment

A copy of Article IV as it is proposed to be amended is attached as Appendix A to this proxy statement. That copy is marked to reflect specific changes to our existing Restated Certificate of Incorporation that would be made by Proposal 4 assuming such proposal is adopted and approved at the Annual Meeting, and assuming Proposal 5 (see below) is not adopted and approved at the Annual Meeting. A copy of Article IV as it is proposed to be amended by both Proposal 4 and Proposal 5 is attached as Appendix C to this proxy statement. You should review those proposed changes carefully.

Effectiveness of Change

If this proposal is approved at the Annual Meeting, we will deliver, as soon as reasonably practicable, to the Secretary of State of Delaware an Amended and Restated Certificate of Incorporation reflecting such approval, and the changes will be effective as of the date of such filing. Other than the changes attached hereto in Appendix A with respect to Proposal 4, Appendix B with respect to Proposal 5 (see below), Appendix D with respect to Proposal 6 (see below), and changing references from “shareholder” to “stockholder,” the remainder of our Restated Certificate of Incorporation would remain unchanged after effectiveness of such amendments.

Assuming Proposal 4, Proposal 5 (see below) and Proposal 6 (see below) are all approved, the full text of the Amended and Restated Certificate of Incorporation that would be filed with the Secretary of State of Delaware is attached as Appendix E to this proxy statement.

Our Board of Directors unanimously recommends that you vote “FOR” Proposal 4.

To be approved, a majority of the votes entitled to be cast on the proposal with respect to (1) all outstanding shares of our Class A Common and Class B Common, voting together as one class, and (2) all outstanding shares of our Class A Common, voting as a separate class, must be cast in favor of Proposal 4.

PROPOSAL 5: PROPOSED AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION TO INCREASE AUTHORIZED SHARES OF PREFERRED STOCK

Our Board of Directors unanimously recommends that you vote “FOR” Proposal 5.

Our Restated Certificate of Incorporation authorizes the issuance of 10,000,000 shares of Preferred Stock. As of February 27, 2023, we had 8,670,000 shares of Preferred Stock issued and outstanding. In connection with the CIT merger, which closed in January 2022, we issued 8,325,000 shares of Preferred Stock as merger consideration. The Board believes that it is desirable and in the best interests of our stockholders to have a sufficient number of additional shares of Preferred Stock available for issuance from time to time, as the occasion may arise, for future possible financing and acquisition transactions and for other proper corporate purposes. The Board believes that an increased number of authorized shares of Preferred Stock would benefit us in our ability to pursue our strategies intended to support planned growth and enhance stockholder value. Further, as a bank holding company subject to regulation by the Federal Reserve Board, the availability of authorized shares also supports our strength as a source of support to FCB, which is an important factor in the Federal Reserve Board’s assessment of us and support for our initiatives to grow and strengthen the organization.

Accordingly, the Board has approved, and recommends that our stockholders approve an amendment to our Restated Certificate of Incorporation to increase the number of authorized shares of Preferred Stock from 10,000,000 shares to 20,000,000 shares.

As of the date of this proxy statement, we have no definitive plans, arrangements or understandings to issue any of the additional shares of Preferred Stock that would be available as a result of the approval of this Proposal 5.

Possible Effects of Proposed Amendment to Increase Authorized Shares of Preferred Stock

The additional shares of Preferred Stock proposed to be authorized under this Proposal 5 would be deemed “blank check” Preferred Stock as terms or rights have not been designated. The rights and preferences of any future series of Preferred Stock which the Board may designate are presently unknown, and as such, it is not possible to determine what specific effect the issuance of such future shares of Preferred Stock may have on existing stockholders.

Nonetheless, increasing the total authorized shares of capital stock could have an anti-takeover effect because the Board may issue authorized shares of Preferred Stock with designations, rights and preferences as it may determine from time to time. Depending upon the exact terms of such series of Preferred Stock, the issuance could, among things, dilute certain rights of a person seeking to obtain control of us or to change our management. For example, it would be possible for our Board to issue Preferred Stock with voting or other rights or preferences that could impede the success of any attempt to effect a change in control of our company. However, the Board does not intend to issue shares of Preferred Stock as an anti-takeover measure.

The Board will have the authority to issue the additional authorized shares of Preferred Stock without requiring future stockholder approval of such issuances, except as may be required by our Restated Certificate of Incorporation, as it may be amended from time and time, Nasdaq listing rules or other applicable rules and regulations.

Text of Proposed Charter Amendment

A copy of Article IV as it is proposed to be amended is attached as Appendix B to this proxy statement. That copy is marked to reflect specific changes to our existing Restated Certificate of Incorporation that would be made by Proposal 5 assuming such proposal is adopted and approved at the Annual Meeting, and assuming Proposal 4 is not adopted and approved at the Annual Meeting. A copy of Article IV as it is proposed to be amended by both Proposal 4 and Proposal 5 is attached as Appendix C to this proxy statement. You should review those proposed changes carefully.

Effectiveness of Change

If this proposal is approved at the Annual Meeting, we will deliver, as soon as reasonably practicable, to the Secretary of State of Delaware an Amended and Restated Certificate of Incorporation reflecting such approval, and the changes will be effective as of the date of such filing. Other than the changes attached hereto in Appendix A with respect to Proposal 4, Appendix B with respect to Proposal 5, Appendix D with respect to Proposal 6 (see below), and changing references from “shareholder” to “stockholder,” the remainder of our Restated Certificate of Incorporation would remain unchanged after effectiveness of such amendments.

Assuming Proposal 4, Proposal 5 and Proposal 6 (see below) are all approved, the full text of the Amended and Restated Certificate of Incorporation that would be filed with the Secretary of State of Delaware is attached as Appendix E to this proxy statement.

Our Board of Directors unanimously recommends that you vote “FOR” Proposal 5.

To be approved, a majority of the votes entitled to be cast on the proposal with respect to all outstanding shares of our Class A Common and Class B Common, voting together as one class, must be cast in favor of Proposal 5.

PROPOSAL 6: PROPOSED AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION TO REFLECT NEW DELAWARE LAW PROVISIONS REGARDING OFFICER EXCULPATION

The disinterested members of our Board of Directors unanimously recommend that you vote “FOR” Proposal 6.

The State of Delaware, which is our state of incorporation, recently enacted legislation that enables Delaware companies to limit the liability of certain of their officers in limited circumstances under Section 102(b)(7) of the Delaware General Corporation Law (“DGCL”). Our Restated Certificate of Incorporation currently provides for the exculpation of directors, but does not include a provision that allows for the exculpation of officers. Amended DGCL Section 102(b)(7) only permits exculpation for direct claims brought by stockholders for breach of an officer’s fiduciary duty of care, including class actions, but does not eliminate officers’ monetary liability for breach of fiduciary duty claims brought by the corporation itself or for derivative claims brought by stockholders in the name of the corporation. Furthermore, the limitation on liability does not apply to breaches of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the officer derived an improper personal benefit.

The Board believes it is appropriate for public companies in states that allow exculpation of officers to have exculpation clauses in their certificates of incorporation. The nature of the role of directors and officers often requires them to make decisions on crucial matters. Frequently, directors and officers must make decisions in response to time-sensitive opportunities and challenges, which can create substantial risk of investigations, claims, actions, suits or proceedings seeking to impose liability on the basis of hindsight, especially in the current litigious environment and regardless of merit. Limiting concern about personal risk would empower both directors and officers to best exercise their business judgment in furtherance of stockholder interests. Moreover, failing to adopt the proposed amendment to extend exculpation to our officers could impact our recruitment and retention of exceptional officer candidates that conclude that the potential exposure to liabilities, costs of defense and other risks of proceedings exceeds the benefits of serving as an officer.

Our stockholders should be aware that certain of our officers have interests in Proposal 6 that may be different from, or in addition to, the interests of our stockholders more generally since those officers will receive the liability exculpation protections afforded by Proposal 6. Our Board was aware of these interests and considered them, among other matters, in reaching its decision to approve Proposal 6. The amendment reflected in Proposal 6 was unanimously approved by the disinterested members of our Board of Directors, with interested directors abstaining.

The Board believes Proposal 6 would better position us to retain our current officers and attract new officers, and enable such officers to exercise their business judgment in furtherance of the interests of the stockholders without the potential for distraction posed by the risk of personal liability. Additionally, it would align the protections for our officers with those protections currently afforded to our directors.

Proposal 6 is not being proposed in response to any specific resignation, threat of resignation or refusal to serve by any officer.

Text of Proposed Charter Amendment

A copy of Article VI as it is proposed to be amended is attached as Appendix D to this proxy statement. That copy is marked to reflect specific changes to our existing Restated Certificate of Incorporation that would be made by Proposal 6 assuming such proposal is adopted and approved at the Annual Meeting. You should review those changes carefully.

Effectiveness of Change

If this proposal is approved at the Annual Meeting, we will deliver, as soon as reasonably practicable, to the Secretary of State of Delaware an Amended and Restated Certificate of Incorporation reflecting such approval, and the changes will be effective as of the date of such filing. Other than the changes attached hereto in Appendix A with respect to Proposal 4, Appendix B with respect to Proposal 5, Appendix D with respect to Proposal 6, and changing references from “shareholder” to “stockholder,” the remainder of our Restated Certificate of Incorporation would remain unchanged after effectiveness of such amendments.

Assuming Proposal 4, Proposal 5 and Proposal 6 are all approved, the full text of the Amended and Restated Certificate of Incorporation that would be filed with the Secretary of State of Delaware is attached as Appendix E to this proxy statement.

The disinterested members of our Board of Directors unanimously recommend that you vote “FOR” Proposal 6.

To be approved, a majority of the votes entitled to be cast on the proposal with respect to all outstanding shares of our Class A Common and Class B Common, voting together as one class, must be cast in favor of Proposal 6.

PROPOSAL 7: RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

Our Board of Directors unanimously recommends that you vote “FOR” Proposal 7.

Appointment of Independent Accountants

Our Audit Committee has engaged our current independent accountants, KPMG LLP, to serve as our independent accountants and to audit our consolidated financial statements for 2023.

The Audit Committee continuously reviews our independent accountants’ performance and independence. In connection with the Committee’s selection of our independent accountants for 2023, the Committee considered and discussed, among other factors:

●	the increased size and complexity of our business following our January 3, 2022, merger with CIT and the impact of the merger on our financial statements and internal control over financial reporting;

●

KPMG LLP’s expertise in the banking industry, and the Committee’s perception of KPMG LLP’s capabilities in handling issues related to financial institutions and, more specifically, to larger financial institutions with complex businesses;

●	the knowledge and experience of KPMG LLP’s lead audit partner and other key members proposed to be assigned to our audit service team;

●	recent reports of the Public Company Accounting Oversight Board’s inspections of KPMG LLP;

●	the Committee’s perception of, and KPMG LLP’s statements regarding, its independence; and

●	KPMG LLP’s proposed fees.

In connection with its selection of KPMG LLP as our independent accountants, the Audit Committee received the written disclosures and letter from KPMG LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding that firm’s communications with the Committee concerning its independence. Based on its evaluation, the Audit Committee believes that KPMG LLP is independent and that it is in our and our stockholders’ best interests to appoint KPMG LLP as our independent accountants for 2023.

In order to maintain their independence with respect to their audit clients, the SEC’s rules require the partners of public accounting firms who are assigned as “lead audit partners” for audits of public companies to be subject to a mandatory rotation policy. As a result, a partner in our accounting firm may not serve as lead audit partner for the firm’s audit of our financial statements for more than five consecutive years. Our Audit Committee does not approve or disapprove the accounting firm’s assignment of a particular partner as lead audit partner, or its assignment of other members of the firm to its audit team, for audits of our financial statements. However, in connection with the Audit Committee’s selection of our independent accountants each year, the Committee meets with the proposed lead audit partner, considers the partner’s experience and performance on previous audits and any experience of the Committee with the partner, and seeks and considers the views of our executive management. The Committee then communicates its views regarding that partner to management of the accounting firm.

Our Audit Committee first engaged KPMG LLP as our independent accountants to audit our consolidated financial statements for 2021, and approved the terms of its engagement, on February 24, 2021. KPMG LLP replaced FORVIS, LLP (formerly Dixon Hughes Goodman LLP) which had audited our financial statements for 2020 and was dismissed as our independent accountants on February 24, 2021. It had served as our independent accountants since 2004. The change in accountants was approved by the Audit Committee following a competitive proposal process.

In connection with FORVIS, LLP’s audits of our financial statements during the two years ended December 31, 2020 and 2019, and through the date of the Committee’s action dismissing FORVIS, LLP, there were no (a) “disagreements” as described in Item 304(a)(1)(iv) of Regulation S-K, with FORVIS, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to FORVIS, LLP’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on our financial statements, or (b) any “reportable events” requiring disclosure pursuant to Item 304(a)(1)(v) of Regulation S-K.

FORVIS, LLP’s audit reports on our consolidated financial statements as of and for the years ended December 31, 2020 and 2019 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that the report for the year ended December 31, 2020 contained a paragraph explaining that we changed our method of accounting for credit losses effective January 1, 2020 due to the adoption of Accounting Standards Codification Topic 326 Financial Instruments – Credit Losses.

During 2020 and 2019, and through the date of the Committee’s action engaging KPMG LLP, neither we, nor anyone on our behalf, consulted with KPMG LLP regarding (a) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, or (b) any matter that was either the subject of a “disagreement,” as described in Item 304(a)(1)(iv) of Regulation S-K, or a “reportable event” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Audit Committee’s charter gives it the responsibility and authority to select and appoint our independent accountants each year and to approve their fees and the terms of the engagement under which they provide services to us. Our stockholders are not required by our Bylaws or the law to ratify the Committee’s selection. However, we will submit a proposal for stockholders to ratify the appointment of KPMG LLP at the Annual Meeting to allow stockholders to be heard in that selection process. The outcome of voting on the proposal will not be binding on the Committee. If our stockholders do not ratify the Committee’s selection, the Committee will reconsider its decision, but it could choose to reaffirm its appointment of KPMG LLP. If our stockholders ratify the Committee’s selection, the Committee could, in its discretion, appoint different independent accountants during the year if it determines that such a change would be in our best interests.

Representatives of KPMG LLP are expected to participate remotely in our virtual Annual Meeting and be available to respond to appropriate questions, and they will have an opportunity to make a statement if they desire to do so.

Services and Fees during 2022

Our Audit Committee pre-approves all audit services and other services provided by our accountants. While the entire Audit Committee generally participates in the pre-approval of services, the Committee delegates authority to its Chairman to approve requests for non-audit services. Any such approval by the Chairman is communicated to the full Committee at its next regularly scheduled meeting. All audit and permissible non-audit services provided by KPMG LLP during 2022 were approved under the above procedure.

As our independent accountants for 2022 and 2021, KPMG LLP provided us with various audit and other services for which we and FCB were billed or expect to be billed for fees as described below. Our Audit Committee has considered whether the provision of non-audit services by KPMG LLP during 2022 was compatible with maintaining its independence, and it believes that the provision of non-audit services by KPMG LLP during 2022 did not affect its independence.

The following table lists the aggregate amounts of fees paid to KPMG LLP for audit services for 2022 and 2021 and for other services they provided during 2022 and 2021.

Type of Fees and Description of Services	2022	2021

Audit Fees, including fees for professional services rendered for the annual integrated audit of our consolidated financial statements for the fiscal year (including services relating to the audit of internal control over financial reporting), audits of subsidiary financial statements for 2021, reviews of the financial statements included in our Quarterly Reports on Form 10-Q, and services in connection with securities offerings.	$3,881,441	$4,378,308

Audit-Related Fees, including fees for services reasonably related to performance of the audit of the annual consolidated financial statements for the fiscal year, other than Audit Fees, such as compliance exams, agreed upon procedures attestations, internal control reviews, and other attestation services.	60,000	55,000

Tax Fees, including fees for tax return preparation, tax compliance and tax advice	202,743	376,027

All Other Fees, consisting of a subscription fee for access to an online accounting research tool	5,680	1,078

Our Board of Directors unanimously recommends that you vote “FOR” Proposal 7.

To be approved, a majority of the votes entitled to be cast on the proposal with respect to all shares of our Class A Common and Class B Common present in person or represented by proxy at the Annual Meeting, and voting together as one class, must be cast in favor of the proposal.

FREQUENTLY ASKED QUESTIONS ABOUT THE VIRTUAL ANNUAL MEETING

The following are some questions that you, as a stockholder, may have regarding the Annual Meeting, and brief answers to those questions. We urge you to carefully read the entire proxy statement because the information in these questions and answers does not provide all of the information that will be important to you with respect to the Annual Meeting and proposals to be voted on at the meeting.

Q.	Where will the Annual Meeting be held?

A:

We are holding the Annual Meeting in a virtual format in order to provide convenient access to the meeting for all our stockholders. There will be no physical meeting location for stockholders to attend. The only way to attend the Annual Meeting will be via the Internet.

The virtual meeting platform is designed such that record holders of our voting shares, as well as beneficial holders of voting shares that are held for them in “street name” by a broker, bank or other nominee, will be afforded the same rights and opportunities to participate as they would have at an in-person meeting.

Q:	How can I participate in the virtual Annual Meeting?

A:

To participate in the Annual Meeting remotely, go to www.virtualshareholdermeeting.com/FCNCA2023 on April 25, 2023, and enter your unique 16-digit “Control Number” which is printed on the proxy card you received with your copy of our proxy statement or, if you are the beneficial owner of shares held in street name, on the voting instruction form you received from your bank, broker, or other nominee that is the record holder of your shares. The Control Number appears on the portion of your proxy card or voting instruction form that you retain.

Record holders of our voting shares who participate in the Annual Meeting remotely will be considered to be present, and shares they hold of record to be represented, “in person” at the meeting. During the Annual Meeting, you may listen to the proceedings, submit written questions, and vote your shares held of record. If your shares are held in street name, you also may listen to the proceedings and submit written questions, and during the meeting you may submit your voting instructions to your broker or nominee by following the instructions available on the meeting website.

The Annual Meeting will begin at 9:00 a.m. EDT on the meeting date. However, you may begin to log in to the meeting website at 8:45 a.m. and we encourage you to do that. The virtual meeting platform will be supported across most Internet browsers and devices (including desktop and laptop computers, tablets and smart phones) running updated versions of applicable software and plugins.

Q:	What can I do if I no longer have my Control Number?

A:

If you are a record holder of shares and wish to participate in the Annual Meeting but you no longer have your Control Number, you may obtain your Control Number by calling Broadridge Corporate Issuer Solutions at 855-449-0981 for assistance. If you are a beneficial holder of shares held in street name and no longer have the Control Number printed on your voting instruction form, you should call your bank, broker or other nominee.

Q:	Will there be help available if I have trouble logging in to the Annual Meeting website?

A:

Yes. If you have trouble accessing the meeting website while trying to login or during the meeting, help and technical support will be available on the day of the meeting by calling 844-986-0822 (U.S.) or 303-562-9302 (International).

Q:	Will I be able to ask questions during the virtual Annual Meeting?

A:

Yes. You may submit written questions during the meeting by following the directions on the meeting website and typing your question in the “Ask a Question” box. We will try to answer all questions, subject to time constraints. If we receive substantially similar questions, we may group them together and provide a single response to avoid repetition. Also, we reserve the right to edit inappropriate language and to exclude questions that are personal matters, not pertinent to meeting matters, do not comply with the meeting rules of conduct, or otherwise are inappropriate.

Q:	How can I vote at the Annual Meeting?

A:	Record Holders. If your shares of our common stock are held of record in your name, you can vote your shares in either of the following ways.

●

You can participate in the virtual Annual Meeting remotely and, using the 16-Digit Control Number printed on your proxy card, follow the instructions on the meeting website to vote your shares during the meeting.

●

Before the meeting, you can appoint four of our directors (Hope H. Bryant, H. Lee Durham, Jr., Frank B. Holding, Jr. and Robert T. Newcomb) or any substitutes appointed by them, individually and as a group, in either of the ways described below to act as your “Proxies” to vote your shares for you at the meeting.

●	Mark your voting instructions on the proxy card enclosed with this proxy statement and sign, date, and return it in the enclosed pre-addressed envelope.

●

Before 11:59 p.m. EDT on April 24, 2023 (the day before the Annual Meeting), call 1-800-690-6903 or log on to the Internet voting website www.proxyvote.com. Have your enclosed proxy card in hand when you call or access the website. When you are prompted for your “Control Number,” enter the 16-digit number that is printed in the box on your proxy card, and then follow the instructions you will be given to instruct the Proxies on how to vote your shares.

If you are the record holder of shares of both Class A Common and Class B Common, or if you hold shares of record in different forms of your name, then you should have received two or more proxy cards, each containing a unique 16-digit Control Number for the shares represented by that proxy card. If you wish to appoint the Proxies to vote all your shares, you will need to mark, sign and return all proxy cards you received or appoint the Proxies by telephone or Internet separately for shares represented by each card. Or, if you participate in the Annual Meeting remotely and want to vote your shares on the meeting website, you will need to vote shares represented by each card separately on the Annual Meeting website.

If you appoint the Proxies by telephone or Internet, you need not sign and return a proxy card. You will be appointing the Proxies to vote your shares on the same terms and with the same authority as if you marked, signed, and returned a proxy card. Whether you return a proxy card or appoint the Proxies by telephone or Internet, the authority you will be giving the Proxies is described below and in the proxy card enclosed with this proxy statement. Even if you plan to participate in the virtual Annual Meeting, we ask that you mark your proxy card to indicate how your shares should be voted, sign and date it, and return it in the enclosed envelope, or follow the instructions above for appointing the Proxies and giving your voting instructions by telephone or Internet. Doing that will ensure that your shares will be represented and voted at the meeting.

Shares Held in Street Name. Only the record holders of shares of our common stock or their appointed proxies may vote those shares. As a result, if your shares are held for you in street name by a broker or other nominee (such as a bank or custodian), your broker or nominee (i.e., the record holder) must vote them for you, or appoint the Proxies to vote them for you, unless you make arrangements for your broker or nominee to assign its voting rights to you or for you to be recognized as the person entitled to vote your shares. You may give your broker or nominee instructions for the voting of your shares held in street name in either of the following ways.

●

Before the Annual Meeting, you can follow the directions your broker or nominee provides you and give it instructions as to how it should vote your shares by completing and returning to it the voting instruction form you received from your broker or nominee with this proxy statement, or by giving voting instructions by telephone or internet as directed by your broker or nominee on your voting instruction form.

●

You can participate in the virtual Annual Meeting and, using the 16-digit Control Number printed on the voting instruction form you received from your broker or nominee with this proxy statement, follow the instructions on the meeting website to give your voting instructions.

If you hold shares in more than one brokerage or nominee account, each of your brokers or nominees will have sent you a separate voting instruction form, each containing a unique 16-digit Control Number for shares held in your account that it holds. If you wish to give your brokers or nominees voting instructions before the meeting for all shares they hold for you, you should mark all voting instruction forms you received and return them to your brokers or nominees. Or, if you participate in the Annual Meeting remotely, you will need to give your voting instructions for shares covered by each voting instruction form separately on the Annual Meeting website.

Brokers and other such nominees typically have the discretionary authority to vote shares they hold for their customers on routine matters, such as proposals to ratify the appointment of independent accountants, when no instructions are received from beneficial owners of the shares. However, applicable securities exchange rules generally prohibit brokers from voting their customers’ shares on matters designated by the rules as “non-routine” unless the beneficial owners of the shares provide voting instructions. As a result, if your shares are held by a broker, it may not vote your shares at the Annual Meeting in the election of our directors or any other non-routine matter unless you provide voting instructions. To ensure that your shares held by a broker are represented at the Annual Meeting and voted as you desire on all matters, it is important that you instruct your broker as to how it should vote your shares.

Q:	Who is soliciting proxies, and who is paying solicitation expenses?

A:

Our Board of Directors is asking you to appoint the Proxies to vote your shares at the Annual Meeting. In addition to solicitation by mail, our and FCB’s directors, officers and associates may solicit proxy appointments, personally or by telephone, electronic mail, or other methods of communication, but they will not receive any additional compensation from us for doing so.

We will pay all costs of our solicitation of proxy appointments for the Annual Meeting, including costs of preparing and mailing this proxy statement and expenses associated with the telephone and Internet voting facilities. We are requesting banks, brokers, custodians, and other nominees and fiduciaries to forward copies of our proxy solicitation materials to the beneficial holders of the shares they hold and request the beneficial holders’ voting instructions, and we will reimburse them for their expenses in doing so.

Q:	How will proxies be voted at the Annual Meeting?

A:	●	If you sign a proxy card and return it so that we receive it before the Annual Meeting, or you appoint the Proxies by telephone or Internet, you will be appointing the Proxies to vote your shares for you, and they will vote, or abstain from voting, according to the instructions you give them.

●

If you sign and return a proxy card or appoint the Proxies by telephone or Internet, but you do not give voting instructions on a matter to be voted on, then the Proxies will be authorized to vote your shares “FOR” the election of each of the nominees for director named in Proposal 1, “FOR” Proposal 2, for the “EVERY YEAR” option on Proposal 3, and “FOR” each of Proposals 4, 5, 6 and 7.

●

If before the Annual Meeting any nominee named in Proposal 1 becomes unable or unwilling to serve as a director for any reason, including without limitation death, resignation, withdrawal of his or her nomination, or removal, your proxy card or telephone or Internet voting instructions will give the Proxies discretion to vote your shares for a substitute nominee named by our Board of Directors. If no substitute nominee is named by our Board of Directors, then the number of directors to be elected at the Annual Meeting will be reduced accordingly.

●

We are not aware of any other business that will be brought before the Annual Meeting other than the election of directors and the proposals described in this proxy statement. However, if any other matter is properly presented for action by our stockholders, your proxy card or telephone or Internet voting instructions will authorize the Proxies to vote your shares according to their best judgment. The Proxies also will be authorized to vote your shares according to their best judgment on matters incident to the conduct of the meeting, including motions to adjourn the meeting.

●

If you are the record holder of your shares and you do not return a proxy card or appoint the Proxies by telephone or Internet, the Proxies will not have authority to vote for you and your shares will not be represented or voted at the Annual Meeting unless you participate in the meeting remotely and vote your shares on the meeting website or validly appoint another person to vote your shares for you. Similarly, if your shares are held for you in street name by a broker or other nominee (such as a bank or custodian), your shares may not be voted by your broker or nominee on “non-routine” matters unless you give it voting instructions by marking the voting instruction form you received and returning it to your broker or nominee or by participating in the meeting remotely and giving your voting instructions on the meeting website.

Q:	How can I change or revoke my voting instructions after I appoint the Proxies by proxy card, telephone, or Internet, or after I give voting instructions to my broker or nominee?

A:

Record Holders. If you are the record holder of your shares and you sign and return a proxy card or appoint the Proxies by telephone or Internet, and you later wish to change the voting instructions or revoke the authority you gave the Proxies, you can do so by taking the appropriate action described below.

To change the voting instructions you gave the Proxies, whether by returning a proxy card or appointing the Proxies by telephone or Internet, you can:

●

before the Annual Meeting, sign a new proxy card, dated after the date of your original proxy card or after you appointed the Proxies by telephone or Internet, which contains your new voting instructions, and submit it to our proxy tabulator, Broadridge Corporate Issuer Solutions, Inc., at Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, so that your new proxy card is received by our proxy tabulator before the voting takes place at the meeting; or

●

before 11:59 p.m. EDT on April 24, 2023 (the day before the Annual Meeting), call 1-800-690-6903 (the same number used to appoint the Proxies by telephone), or go to the same voting website (www.proxyvote.com) used to appoint the Proxies by Internet, enter your 16-digit Control Number (printed in the box on the enclosed proxy card), and then give your new voting instructions.

Whether you return a proxy card, or appoint the Proxies by telephone or Internet, the Proxies will follow the last voting instructions received from you before the voting takes place at the Annual Meeting.

To revoke your proxy card or your appointment of the Proxies by telephone or Internet, you can:

●

give Broadridge Corporate Issuer Solutions, Inc. a written notice at its address listed above, which must be received before the voting takes place at the Annual Meeting, that you want to revoke your proxy card or telephone or Internet appointment; or

●

participate in the Annual Meeting remotely and vote your shares on the meeting website. Simply participating in the Annual Meeting will not revoke your proxy card or telephone or Internet appointment unless you also vote your shares during the meeting on the meeting website.

Shares Held in Street Name. If your shares are held in street name and you want to change voting instructions you have given to your broker or other nominee you may participate remotely in the Annual Meeting and give your new voting instructions on the meeting website during the meeting. Otherwise, you must contact your broker or nominee and follow its directions to change your voting instructions. To revoke voting instructions you have given to your broker or other nominee, you must contact your broker or nominee and follow its directions.

Q:	How can I obtain another proxy card or voting instruction form?

A:

If you have lost your proxy card or after returning it you want to change your voting instructions, you may obtain another proxy card by calling Broadridge Corporate Issuer Solutions, Inc. at 855-449-0981. To receive another copy of the voting instruction form you received from your broker or other nominee, you must call that broker or nominee.

Q:	What is required in order to have a quorum for the Annual Meeting?

A:

A quorum must be present for business to be conducted at the Annual Meeting. The quorum requirements will vary among the different proposals to be voted on at the meeting. The following table describes the quorum requirements for each proposal.

Proposal	Quorum Requirement

Election of directors and Proposals 2, 3, 5, 6 and 7	Majority of the votes entitled to be cast by holders of outstanding shares of Class A Common and Class B Common as a group

Proposal 4	Majority of the votes entitled to be cast by holders of outstanding shares of Class A Common and Class B Common as a group, and a majority of the votes entitled to be cast by holders of outstanding shares of Class A Common as a separate group

Shares represented by proxy at the Annual Meeting, or held by stockholders who participate in the meeting remotely, will be counted for the purpose of determining whether a quorum exists. Once a share is represented for any purpose at the meeting, it will be treated as present for quorum purposes for the remainder of the meeting and for any adjournments. If you return a valid proxy card, appoint the Proxies by telephone or Internet, or participate in the meeting remotely, your shares will be counted as present for purposes of determining whether there is a quorum, even if you abstain or instruct the Proxies to abstain from voting on one or more matters voted on. Broker “non-votes” also will be counted as present in determining whether there is a quorum. Broker non-votes will occur if your shares are held by a broker and are voted by the broker on one or more “routine” matters at the meeting on which the broker has discretionary voting authority, but are not voted by the broker on a “non-routine” matter because the broker does not have discretionary voting authority with respect to that particular matter and you have not given the broker voting instructions on that matter. If your shares are represented at the meeting with respect to any matter voted on, they will be treated as present with respect to all matters voted on, even if they are not voted on all matters.

Q:	Could the Annual Meeting be adjourned?

A:

If a quorum is not present at the Annual Meeting, or for other reasons, the meeting may be adjourned to a different date, time or place. If an announcement is made at the meeting of the date, time and place for the adjourned meeting, no further notice of the adjourned meeting will be given unless the adjournment is for more than 30 days or the Record Date is changed.

In the unlikely event that, for any reason, we are not able to convene the Annual Meeting, or if, after being convened, the meeting is interrupted and cannot be continued, including due to loss of internet connectivity or communications capabilities, power failure, or other technical difficulties, the meeting will be adjourned. If a verbal or written announcement of a later date and time for reconvening the meeting is made during the meeting or on the meeting website, the meeting will be reconvened on that date and at that time in a virtual meeting format at the same web address listed above (www.virtualshareholdermeeting.com/FCNCA2023). In the event of such an adjournment, no further notice of the date and time of the reconvened meeting will be given.

The instructions described above for accessing, participating in, and voting at the original meeting will apply to any reconvened meeting.

Q:	What vote is required to elect directors and on Proposals 2, 3, 4, 5, 6 and 7?

A:	●	Election of Directors. Our directors are elected by a plurality of the votes cast in elections. In the election of directors at the Annual Meeting, the 13 nominees who receive the highest numbers of votes of holders of our Class A Common and Class B Common represented by proxy at the Annual Meeting or held by stockholders who participate in the meeting remotely, and voting together as one class, will be elected.

You may:

●	vote for all of the nominees by voting “FOR ALL;”

●	withhold your vote for all of the nominees by voting “WITHHOLD ALL;” or

●	vote for all of the nominees except for certain nominees by voting “FOR ALL EXCEPT” and then indicating the nominee(s) for whom you want your vote withheld.

Withheld votes and broker non-votes will have no effect on the election of directors. Stockholders may not vote cumulatively for directors. Our Board of Directors’ nominees for election as directors are listed under the heading “PROPOSAL 1: ELECTION OF DIRECTORS.”

●

Proposal 2. Proposal 2 calls for a non-binding, advisory vote of our stockholders to approve compensation paid or provided to our NEOs, as described under the heading “PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION.” You may vote “FOR” or “AGAINST” the proposal, or you may “ABSTAIN” from voting on the proposal. To be approved, a majority of the votes entitled to be cast on the proposal with respect to shares of our Class A Common and Class B Common represented by proxy at the Annual Meeting or held by stockholders who participate in the meeting remotely, and voting together as one class, must be cast in favor of the proposal. Broker non-votes will have no effect in the voting on Proposal 2, but abstentions will have the same effect as votes against Proposal 2.

●

Proposal 3. Proposal 3 calls for a non-binding advisory vote of our stockholders for their preference as to how frequently we should submit future say-on-pay proposals for our stockholders to vote on the compensation of our NEOs as described under the heading “PROPOSAL 3: ADVISORY VOTE ON FREQUENCY OF “SAY ON PAY” VOTES.” You may vote for “EVERY YEAR,” “EVERY TWO YEARS” or “EVERY THREE YEARS,” or you may “ABSTAIN” from voting on the proposal. The option receiving the most votes cast on the proposal with respect to shares of our Class A Common and Class B Common represented by proxy at the Annual Meeting or held by stockholders who participate in the meeting remotely, and voting together as one class, will be considered to be the preference of our stockholders. Abstentions and broker non-votes will have no effect in the voting on Proposal 3.

●

Proposal 4. Proposal 4 is a vote on a proposed amendment to our Restated Certificate of Incorporation to increase the number of authorized shares of our Class A Common as described under the heading “PROPOSAL 4: PROPOSED AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION TO INCREASE AUTHORIZED SHARES OF CLASS A COMMON STOCK.” You may vote “FOR” or “AGAINST” the proposal, or you may “ABSTAIN” from voting on the proposal. To be approved, a majority of the votes entitled to be cast on the proposal with respect to all outstanding shares of our Class A Common and Class B Common, voting together as one class, and a majority of the votes entitled to be cast on the proposal with respect to all outstanding shares of our Class A Common, voting as a separate class, must be cast in favor of the proposal. Abstentions and broker non-votes both will have the same effect as votes against Proposal 4.

●

Proposal 5. Proposal 5 is a vote on a proposed amendment to our Restated Certificate of Incorporation to increase the number of authorized shares of our Preferred Stock as described under the heading “PROPOSAL 5: PROPOSED AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION TO INCREASE AUTHORIZED SHARES OF PREFERRED STOCK.” You may vote “FOR” or “AGAINST” the proposal, or you may “ABSTAIN” from voting on the proposal. To be approved, a majority of the votes entitled to be cast on the proposal with respect to all outstanding shares of our Class A Common and Class B Common, voting together as one class, must be cast in favor of the proposal. Abstentions and broker non-votes both will have the same effect as votes against Proposal 5.

●

Proposal 6. Proposal 6 is a vote on a proposed amendment to our Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation as described under the heading “PROPOSAL 6: PROPOSED AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION TO REFLECT NEW DELAWARE LAW PROVISIONS REGARDING OFFICER EXCULPATION.” You may vote “FOR” or “AGAINST” the proposal, or you may “ABSTAIN” from voting on the proposal. To be approved, a majority of the votes entitled to be cast on the proposal with respect to all outstanding shares of our Class A Common and Class B Common, voting together as one class, must be cast in favor of the proposal. Abstentions and broker non-votes both will have the same effect as votes against Proposal 6.

●

Proposal 7. Proposal 7 is a vote on ratification of our Audit Committee’s appointment of our independent accountants for 2023 as described under the heading “PROPOSAL 7. RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS.” You may vote “FOR” or “AGAINST” the proposal, or you may “ABSTAIN” from voting on the proposal. To be approved, a majority of the votes entitled to be cast on the proposal with respect to shares of our Class A Common and Class B Common represented by proxy at the Annual Meeting or held by stockholders who participate in the meeting remotely, and voting together as one class, must be cast in favor of the proposal. Broker non-votes will have no effect in the voting on Proposal 7, but abstentions will have the same effect as votes against Proposal 7.

Q:	How can I find out the results of the voting at the Annual Meeting?

A:

We will file a Current Report on Form 8-K with the SEC within four business days after the conclusion of the Annual Meeting to announce the voting results. FCB’s Internet website (ir.firstcitizens.com/financial-information/sec-filings) contains a link to the SEC’s website (www.sec.gov) where you may review and print copies of that report.

Q:	Who can help answer my questions?

A:	If you have any questions about the Annual Meeting, the proposals to be voted upon at the meeting, or how to submit your proxy, contact us at 919-716-7000.

RECOMMENDATIONS OF NOMINEES

As described above under the caption “COMMITTEES OF OUR BOARDS — Compensation, Nominations and Governance Committee,” in identifying potential Board nominee candidates the Committee considers incumbent directors as well as candidates who may be suggested by our management, other directors or stockholders. Stockholders who wish to recommend candidates to the Committee should send their recommendations in writing to:

Compensation, Nominations and Governance Committee

First Citizens BancShares, Inc.

Attention: Corporate Secretary (FCC22)

Post Office Box 27131

Raleigh, North Carolina 27611-7131

Each recommendation should be accompanied by:

●

the full name, address, and telephone number of the person making the recommendation, a statement that the person making the recommendation is a stockholder of record (or, if the person is a beneficial owner of shares of our stock but not a record holder, a statement from the record holder of the shares verifying the number of shares the person beneficially owns), and a statement as to whether the person making the recommendation has a good faith intention to continue to hold those shares through the date of our next Annual Meeting;

●

the full name, address and telephone number of the candidate being recommended, and information regarding the candidate’s beneficial ownership of our stock and any business or personal relationship between the candidate and the person making the recommendation;

●

a statement signed by the candidate that he or she is aware of and consents to being recommended to the Committee and will provide information that the Committee may request in connection with its evaluation of candidates;

●

a description of the candidate’s current principal occupation, business or professional experience, previous employment history, educational background, and any particular skills, experience or areas of expertise, and information regarding the candidate’s current positions or experience during the past 10 years as a director of any other public corporation;

●	a description of any potential contributions to the Board that the candidate might make that are unusual or unique;

●	a description of the candidate’s current positions and experience as a community leader;

●

information regarding any business or personal relationships between the candidate and any of our or FCB’s customers, suppliers, vendors, competitors, directors or officers, affiliated companies, or other persons with any special interest regarding our company, FCB, or any of our affiliated companies, and any transactions between the candidate and our company, FCB, or any of our affiliated companies;

●

any additional information regarding the candidate that would be required to be included in our proxy statement pursuant to the SEC’s Regulation 14A (including information about legal proceedings in which the candidate has been involved within the past 10 years); and

●	an explanation of the value or benefit that the person making the recommendation believes the candidate would provide us as a director.

Candidates recommended by stockholders as nominees must qualify to serve as directors of our company and FCB under applicable state and federal banking laws and regulations, including without limitation the requirements of Section 19 of the Federal Deposit Insurance Act, and own an amount of our common stock that is significant in light of their financial means. Recommendations must be received by the Committee not later than the 120th day prior to the first anniversary of the date that our proxy statement was first mailed to our stockholders in conjunction with our preceding year’s Annual Meeting. Recommendations submitted by stockholders other than in accordance with these procedures will not be considered by the Committee. The Committee will evaluate candidates recommended by stockholders in a manner similar to its evaluation of other candidates.

PROPOSALS FOR THE 2024 ANNUAL MEETING

Any proposal of a stockholder, other than a nomination for election as a director, that is intended to be presented for action at our 2024 Annual Meeting and included in the proxy statement and proxy card that we will distribute in connection with that meeting must be received by our Corporate Secretary in writing at our address listed below no later than November 14, 2023, to be considered timely received for inclusion in those proxy materials. In order to be included in our proxy materials for a particular meeting, the proposal and the stockholder submitting it must satisfy and comply with certain eligibility and procedural requirements contained in rules of the SEC.

Under our Bylaws, written notice of a stockholder proposal (other than a nomination) intended to be presented from the floor at our 2024 Annual Meeting but which is not intended to be included in our proxy statement and proxy card, or of a stockholder’s intent to nominate a person from the floor for election as a director at our 2024 Annual Meeting, must be received by our Corporate Secretary at our address listed below no earlier than December 14, 2023, and no later than January 28, 2024, in order for that proposal or nomination to be brought before that Annual Meeting. The same notice requirements apply in the case of a stockholder proposal other than a nomination in order for that proposal to be considered timely received for purposes of the Proxies’ discretionary authority to vote on other matters presented for action by stockholders at our 2024 Annual Meeting. However, if, after the January 28, 2024 deadline for notice of a proposed nomination, our Board of Directors increases the number of our directors, thereby creating an unfilled vacancy that will be filled at our 2024 Annual Meeting, and if there is no public announcement naming the nominee to fill the vacancy at least 100 days prior to the first anniversary of our 2023 Annual Meeting, then a stockholder’s written notice of a nomination to fill the vacancy will be treated as timely if it is received by us not later than the close of business on the tenth day following the day on which such a public announcement actually is made. To be effective, notices of stockholder proposals or nominations are required to strictly comply with the requirements of Article II, Section 11 of our Bylaws, which specify the procedures, information, and statements that must be included in any stockholder director nomination. Stockholder proposals or nominations not made as provided in our Bylaws will not be considered at Annual Meetings. A copy of our most recent Bylaws have been filed with the SEC and are available on our website at ir.firstcitizens.com/corporate-governance/governance-documents.

The notices described above should be mailed to:

First Citizens BancShares, Inc.

Attention: Corporate Secretary

Post Office Box 27131 (Mail Code FCC22)

Raleigh, North Carolina 27611-7131

ANNUAL REPORT ON FORM 10-K

We are subject to the reporting requirements of the Securities Exchange Act of 1934, and we file periodic reports and other information, including proxy statements, annual reports, quarterly reports and current reports, with the SEC. FCB’s Internet website (ir.firstcitizens.com/financial-information/sec-filings) contains a link to the SEC’s website (www.sec.gov) where you may review and print copies of information that we file electronically.

A copy of our Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC, is being mailed to our stockholders with this proxy statement, and a copy is posted with this proxy statement at www.proxyvote.com. An additional copy will be provided without charge to any stockholder upon written request directed to our Corporate Secretary, Matthew G. T. Martin, at the above address.

APPENDIX A

PROPOSAL 4 APPROVED (PROPOSAL 5 NOT APPROVED)

Article IV

The aggregate number of shares which the corporation shall have authority to issue is ~~Twenty Eight~~Forty-Four Million (~~28,000,000~~44,000,000) shares divided into three classes. The designation, the number of authorized shares, and the par value of the shares of each class are as follows:

Class	Number of Shares	Par Value Per Share

Class A Common Stock	~~16,000,000~~32,000,000	$1.00

Class B Common Stock	2,000,000	$1.00

Preferred Stock	10,000,000	$0.01

Total Shares	~~28,000,000~~44,000,000

Subject to the rights of the holders of any series of the Preferred Stock as set forth in a certificate of designation relating to that series, the number of authorized shares of the Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the stock of the corporation entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of Delaware, and no vote of the holders of any of the Preferred Stock voting separately as a class shall be required therefor.

The preferences, powers and rights, and the qualification, limitations and restrictions, of the shares of each class are as follows:

A. Common Stock.

Class A Common Stock. The Class A Common Stock shall be subject to the express terms of the Preferred Stock and any series thereof. Except as provided below or from time to time in this Restated Certificate of Incorporation with respect to another class of the corporation’s shares, or in a certificate of designation relating to a series of the Preferred Stock, or by applicable law, the holders of shares of Class A Common Stock shall be entitled to one (1) vote for each share outstanding upon all questions presented to the stockholders and, together with the Class B Common Stock, shall have the exclusive right to vote for the election of directors and for all other purposes; and, as to dividends and liquidation, the Class A Common Stock shall share with the Class B Common Stock as specified below. The Class A Common Stock shall not have class voting privileges except as required by law.

Class B Common Stock. The Class B Common Stock shall be subject to the express terms of the Preferred Stock and any series thereof. Except as provided below or from time to time in this Restated Certificate of Incorporation with respect to another class of the corporation’s shares, or in a certificate of designation relating to a series of the Preferred Stock, or by applicable law, the holders of shares of Class B Common Stock shall be entitled to sixteen (16) votes for each share outstanding upon all questions presented to the stockholders and, together with the Class A Common Stock, shall have the exclusive right to vote for the election of directors and for all other purposes; and, as to dividends and liquidation, the Class B Common Stock shall share with the Class A Common Stock as specified below. The Class B Common Stock shall not have class voting privileges except as required by law.

Liquidation, Dividends, Spin-Offs, Distributions-in-Kind and other Benefits (Except Voting) of Class A and Class B Common Stock. As to liquidation, any amounts available shall be distributed between the outstanding Class A Common Stock and the outstanding Class B Common Stock pro rata, based upon the numbers of shares issued and outstanding of Class A Common Stock and Class B Common Stock.

Dividends, spin-offs, distributions-in-kind and all other like and similar benefits and transactions (except voting) shall be paid or distributed on the Class A Common Stock and the Class B Common Stock as declared from time to time by the Board of Directors; provided, however, that the dividends, spin-offs, distributions-in-kind and all other like and similar benefits and transactions shall be the same for each issued and outstanding share of Class A Common Stock and for each issued and outstanding share of Class B Common Stock as of the record date.

A-1

Fractional Shares. No certificates for fractional shares of Class A Common Stock or Class B Common Stock shall be issued by the corporation.

B. Preferred Stock.

The corporation’s Board of Directors shall be authorized to issue shares of Preferred Stock from time to time, to create series thereof, to establish the number of shares to be included in each such series, and to fix the designations, powers, preferences and the relative, participating, optional or other rights of the shares of each series, and any qualifications, limitations or restrictions thereon, all by its resolution. Without limiting the generality of the foregoing authority, the Board of Directors shall be authorized to fix and determine with respect to each separate series:

(1) the designation of and the number of shares to constitute each series, which number may be increased or decreased (but not below the number of shares then outstanding) from time to time by the Board of Directors unless otherwise provided by the Board of Directors;

(2) the dividend rate (or method of determining such rate), if any; any conditions on which and times at which dividends are payable; any preferences over or relation which such dividends shall bear to the dividends payable on any other class or classes, or any other series, of capital stock, including the Preferred Stock; whether such dividends will be cumulative or non-cumulative; and whether the shares will be participating or nonparticipating with other shares with respect to dividends;

(3) whether shares within a series will be redeemable (at the option of the corporation or the holders of such shares or both, or upon the happening of a specified event), and, if so, the redemption prices (or the method of determining such prices) and the conditions and times upon which redemption may take place and whether for cash, property, or rights, including securities of the corporation or of another corporation;

(4) the terms and amount of any sinking, retirement, or purchase fund;

(5) the conversion or exchange rights (at the option of the corporation or the holders of such shares or both, or upon the happening of a specified event), if any, including the conversion or exchange times, prices, rates, adjustments, and other terms of conversion or exchange;

(6) the voting rights, if any, of the holders of shares of each series;

(7) any restrictions on the issuance or reissuance of additional shares of the Preferred Stock;

(8) the rights of the holders upon voluntary or involuntary liquidation, dissolution or winding up of the affairs of the corporation; any preferences over any other class or classes, or any other series, of capital stock, including Preferred Stock; and whether the shares will be participating or nonparticipating with other shares with respect to distributions of the corporation’s assets upon liquidation, dissolution or winding up of the affairs of the corporation;

(9) any limitations or restrictions on transfer; and

(10) such other powers, rights and preferences, if any, for the benefit of the holders of, or other terms or limitations, qualifications or restrictions with respect to, the shares within that series as shall not be inconsistent with the provisions of this Restated Certificate of Incorporation, as amended, or applicable law.

The number, designations, powers, preferences, and the relative, participating, optional or other rights of, and any qualifications, limitations or restrictions on, shares within any one series may differ from those of shares within any other series. Except as may otherwise be provided in this Restated Certificate of Incorporation, in a certificate of designation relating to a series of the Preferred Stock or by applicable law, holders of the Preferred Stock shall not be entitled to vote, separately or as a class, at or receive notice of any meeting of stockholders.

A-2

APPENDIX B

PROPOSAL 5 APPROVED (PROPOSAL 4 NOT APPROVED)

Article IV

The aggregate number of shares which the corporation shall have authority to issue is ~~Twenty Eight~~Thirty-Eight Million (~~28,000,000~~38,000,000) shares divided into three classes. The designation, the number of authorized shares, and the par value of the shares of each class are as follows:

Class	Number of Shares	Par Value Per Share
Class A Common Stock	16,000,000	$1.00
Class B Common Stock	2,000,000	$1.00
Preferred Stock	~~10,000,000~~20,000,000	$0.01

Total Shares	~~28,000,000~~38,000,000

Subject to the rights of the holders of any series of the Preferred Stock as set forth in a certificate of designation relating to that series, the number of authorized shares of the Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the stock of the corporation entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of Delaware, and no vote of the holders of any of the Preferred Stock voting separately as a class shall be required therefor.

The preferences, powers and rights, and the qualification, limitations and restrictions, of the shares of each class are as follows:

A. Common Stock.

Class A Common Stock. The Class A Common Stock shall be subject to the express terms of the Preferred Stock and any series thereof. Except as provided below or from time to time in this Restated Certificate of Incorporation with respect to another class of the corporation’s shares, or in a certificate of designation relating to a series of the Preferred Stock, or by applicable law, the holders of shares of Class A Common Stock shall be entitled to one (1) vote for each share outstanding upon all questions presented to the stockholders and, together with the Class B Common Stock, shall have the exclusive right to vote for the election of directors and for all other purposes; and, as to dividends and liquidation, the Class A Common Stock shall share with the Class B Common Stock as specified below. The Class A Common Stock shall not have class voting privileges except as required by law.

Class B Common Stock. The Class B Common Stock shall be subject to the express terms of the Preferred Stock and any series thereof. Except as provided below or from time to time in this Restated Certificate of Incorporation with respect to another class of the corporation’s shares, or in a certificate of designation relating to a series of the Preferred Stock, or by applicable law, the holders of shares of Class B Common Stock shall be entitled to sixteen (16) votes for each share outstanding upon all questions presented to the stockholders and, together with the Class A Common Stock, shall have the exclusive right to vote for the election of directors and for all other purposes; and, as to dividends and liquidation, the Class B Common Stock shall share with the Class A Common Stock as specified below. The Class B Common Stock shall not have class voting privileges except as required by law.

Liquidation, Dividends, Spin-Offs, Distributions-in-Kind and other Benefits (Except Voting) of Class A and Class B Common Stock. As to liquidation, any amounts available shall be distributed between the outstanding Class A Common Stock and the outstanding Class B Common Stock pro rata, based upon the numbers of shares issued and outstanding of Class A Common Stock and Class B Common Stock.

Dividends, spin-offs, distributions-in-kind and all other like and similar benefits and transactions (except voting) shall be paid or distributed on the Class A Common Stock and the Class B Common Stock as declared from time to time by the Board of Directors; provided, however, that the dividends, spin-offs, distributions-in-kind and all other like and similar benefits and transactions shall be the same for each issued and outstanding share of Class A Common Stock and for each issued and outstanding share of Class B Common Stock as of the record date.

Fractional Shares. No certificates for fractional shares of Class A Common Stock or Class B Common Stock shall be issued by the corporation.

B-1

B. Preferred Stock.

The corporation’s Board of Directors shall be authorized to issue shares of Preferred Stock from time to time, to create series thereof, to establish the number of shares to be included in each such series, and to fix the designations, powers, preferences and the relative, participating, optional or other rights of the shares of each series, and any qualifications, limitations or restrictions thereon, all by its resolution. Without limiting the generality of the foregoing authority, the Board of Directors shall be authorized to fix and determine with respect to each separate series:

(1) the designation of and the number of shares to constitute each series, which number may be increased or decreased (but not below the number of shares then outstanding) from time to time by the Board of Directors unless otherwise provided by the Board of Directors;

(2) the dividend rate (or method of determining such rate), if any; any conditions on which and times at which dividends are payable; any preferences over or relation which such dividends shall bear to the dividends payable on any other class or classes, or any other series, of capital stock, including the Preferred Stock; whether such dividends will be cumulative or non-cumulative; and whether the shares will be participating or nonparticipating with other shares with respect to dividends;

(3) whether shares within a series will be redeemable (at the option of the corporation or the holders of such shares or both, or upon the happening of a specified event), and, if so, the redemption prices (or the method of determining such prices) and the conditions and times upon which redemption may take place and whether for cash, property, or rights, including securities of the corporation or of another corporation;

(4) the terms and amount of any sinking, retirement, or purchase fund;

(5) the conversion or exchange rights (at the option of the corporation or the holders of such shares or both, or upon the happening of a specified event), if any, including the conversion or exchange times, prices, rates, adjustments, and other terms of conversion or exchange;

(6) the voting rights, if any, of the holders of shares of each series;

(7) any restrictions on the issuance or reissuance of additional shares of the Preferred Stock;

(8) the rights of the holders upon voluntary or involuntary liquidation, dissolution or winding up of the affairs of the corporation; any preferences over any other class or classes, or any other series, of capital stock, including Preferred Stock; and whether the shares will be participating or nonparticipating with other shares with respect to distributions of the corporation’s assets upon liquidation, dissolution or winding up of the affairs of the corporation;

(9) any limitations or restrictions on transfer; and

(10) such other powers, rights and preferences, if any, for the benefit of the holders of, or other terms or limitations, qualifications or restrictions with respect to, the shares within that series as shall not be inconsistent with the provisions of this Restated Certificate of Incorporation, as amended, or applicable law.

The number, designations, powers, preferences, and the relative, participating, optional or other rights of, and any qualifications, limitations or restrictions on, shares within any one series may differ from those of shares within any other series. Except as may otherwise be provided in this Restated Certificate of Incorporation, in a certificate of designation relating to a series of the Preferred Stock or by applicable law, holders of the Preferred Stock shall not be entitled to vote, separately or as a class, at or receive notice of any meeting of stockholders.

B-2

APPENDIX C

PROPOSAL 4 & PROPOSAL 5 APPROVED

Article IV

The aggregate number of shares which the corporation shall have authority to issue is ~~Twenty Eight~~Fifty-Four Million (~~28,000,000~~54,000,000) shares divided into three classes. The designation, the number of authorized shares, and the par value of the shares of each class are as follows:

Class	Number of Shares	Par Value Per Share
Class A Common Stock	~~16,000,000~~32,000,000	$1.00
Class B Common Stock	2,000,000	$1.00
Preferred Stock	~~10,000,000~~20,000,000	$0.01
Total Shares	~~28,000,000~~54,000,000

Subject to the rights of the holders of any series of the Preferred Stock as set forth in a certificate of designation relating to that series, the number of authorized shares of the Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the stock of the corporation entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of Delaware, and no vote of the holders of any of the Preferred Stock voting separately as a class shall be required therefor.

The preferences, powers and rights, and the qualification, limitations and restrictions, of the shares of each class are as follows:

A. Common Stock.

Class A Common Stock. The Class A Common Stock shall be subject to the express terms of the Preferred Stock and any series thereof. Except as provided below or from time to time in this Restated Certificate of Incorporation with respect to another class of the corporation’s shares, or in a certificate of designation relating to a series of the Preferred Stock, or by applicable law, the holders of shares of Class A Common Stock shall be entitled to one (1) vote for each share outstanding upon all questions presented to the stockholders and, together with the Class B Common Stock, shall have the exclusive right to vote for the election of directors and for all other purposes; and, as to dividends and liquidation, the Class A Common Stock shall share with the Class B Common Stock as specified below. The Class A Common Stock shall not have class voting privileges except as required by law.

Class B Common Stock. The Class B Common Stock shall be subject to the express terms of the Preferred Stock and any series thereof. Except as provided below or from time to time in this Restated Certificate of Incorporation with respect to another class of the corporation’s shares, or in a certificate of designation relating to a series of the Preferred Stock, or by applicable law, the holders of shares of Class B Common Stock shall be entitled to sixteen (16) votes for each share outstanding upon all questions presented to the stockholders and, together with the Class A Common Stock, shall have the exclusive right to vote for the election of directors and for all other purposes; and, as to dividends and liquidation, the Class B Common Stock shall share with the Class A Common Stock as specified below. The Class B Common Stock shall not have class voting privileges except as required by law.

Liquidation, Dividends, Spin-Offs, Distributions-in-Kind and other Benefits (Except Voting) of Class A and Class B Common Stock. As to liquidation, any amounts available shall be distributed between the outstanding Class A Common Stock and the outstanding Class B Common Stock pro rata, based upon the numbers of shares issued and outstanding of Class A Common Stock and Class B Common Stock.

Dividends, spin-offs, distributions-in-kind and all other like and similar benefits and transactions (except voting) shall be paid or distributed on the Class A Common Stock and the Class B Common Stock as declared from time to time by the Board of Directors; provided, however, that the dividends, spin-offs, distributions-in-kind and all other like and similar benefits and transactions shall be the same for each issued and outstanding share of Class A Common Stock and for each issued and outstanding share of Class B Common Stock as of the record date.

Fractional Shares. No certificates for fractional shares of Class A Common Stock or Class B Common Stock shall be issued by the corporation.

C-1

B. Preferred Stock.

The corporation’s Board of Directors shall be authorized to issue shares of Preferred Stock from time to time, to create series thereof, to establish the number of shares to be included in each such series, and to fix the designations, powers, preferences and the relative, participating, optional or other rights of the shares of each series, and any qualifications, limitations or restrictions thereon, all by its resolution. Without limiting the generality of the foregoing authority, the Board of Directors shall be authorized to fix and determine with respect to each separate series:

(1) the designation of and the number of shares to constitute each series, which number may be increased or decreased (but not below the number of shares then outstanding) from time to time by the Board of Directors unless otherwise provided by the Board of Directors;

(2) the dividend rate (or method of determining such rate), if any; any conditions on which and times at which dividends are payable; any preferences over or relation which such dividends shall bear to the dividends payable on any other class or classes, or any other series, of capital stock, including the Preferred Stock; whether such dividends will be cumulative or non-cumulative; and whether the shares will be participating or nonparticipating with other shares with respect to dividends;

(3) whether shares within a series will be redeemable (at the option of the corporation or the holders of such shares or both, or upon the happening of a specified event), and, if so, the redemption prices (or the method of determining such prices) and the conditions and times upon which redemption may take place and whether for cash, property, or rights, including securities of the corporation or of another corporation;

(4) the terms and amount of any sinking, retirement, or purchase fund;

(5) the conversion or exchange rights (at the option of the corporation or the holders of such shares or both, or upon the happening of a specified event), if any, including the conversion or exchange times, prices, rates, adjustments, and other terms of conversion or exchange;

(6) the voting rights, if any, of the holders of shares of each series;

(7) any restrictions on the issuance or reissuance of additional shares of the Preferred Stock;

(8) the rights of the holders upon voluntary or involuntary liquidation, dissolution or winding up of the affairs of the corporation; any preferences over any other class or classes, or any other series, of capital stock, including Preferred Stock; and whether the shares will be participating or nonparticipating with other shares with respect to distributions of the corporation’s assets upon liquidation, dissolution or winding up of the affairs of the corporation;

(9) any limitations or restrictions on transfer; and

(10) such other powers, rights and preferences, if any, for the benefit of the holders of, or other terms or limitations, qualifications or restrictions with respect to, the shares within that series as shall not be inconsistent with the provisions of this Restated Certificate of Incorporation, as amended, or applicable law.

The number, designations, powers, preferences, and the relative, participating, optional or other rights of, and any qualifications, limitations or restrictions on, shares within any one series may differ from those of shares within any other series. Except as may otherwise be provided in this Restated Certificate of Incorporation, in a certificate of designation relating to a series of the Preferred Stock or by applicable law, holders of the Preferred Stock shall not be entitled to vote, separately or as a class, at or receive notice of any meeting of stockholders.

C-2

APPENDIX D

PROPOSAL 6 APPROVED

Article VI

~~No Director~~To the fullest extent permitted by the General Corporation Law of Delaware, no director or officer of the corporation shall be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a ~~Director for~~director or officer, as applicable. No amendment or repeal of this provision shall adversely affect any right or protection of a director or officer of the corporation hereunder in respect of any act or omission~~, except that he may be liable (i) for any breach of the Director’s duty of loyalty to the corporation or its shareholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of Delaware or (iv) for any transaction from which the Director derived an improper personal benefit~~ occurring prior to such amendment or repeal. The corporation shall, to the full extent permitted by Section 145 of the General Corporation Law of Delaware, indemnify all persons whom it may indemnify pursuant thereto.

D-1

APPENDIX E

PROPOSAL 4, 5 AND 6 APPROVED

Amended and Restated Certificate of Incorporation

of

First Citizens BancShares, Inc.

First Citizens BancShares, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify as follows:

1.

The present name of the Corporation is First Citizens BancShares, Inc. The Corporation was incorporated under the name “First Citizens BancShares, Inc.” by the filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware on August 8, 1986, a Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on February 26, 2014, a Certificate of Amendment was filed with the Secretary of State of the State of Delaware on April 30, 2014, and an additional Certificate of Amendment was filed with the Secretary of State of the State of Delaware on September 16, 2014 (collectively, the “Restated Certificate of Incorporation”).

2.

This Amended and Restated Certificate of Incorporation (this “Certificate of Incorporation”) was duly adopted in accordance with Section 245 of the General Corporation Law of the State of Delaware. Pursuant to Section 242 of the General Corporation Law of the State of Delaware, the amendments and restatement herein set forth have been duly adopted by the Board of Directors.

3.

The stockholders of the Corporation have duly approved the amendments by the required vote of such stockholders at an annual meeting of the stockholders of the Corporation duly called and held in accordance with the requirements of Section 222 of the General Corporation Law of the State of Delaware, such approval being in accordance with the terms of the Corporation’s Restated Certificate of Incorporation and Section 242 of the General Corporation Law of the State of Delaware.

4.

Pursuant to Sections 242 and 245 of the General Corporation Law of the State of Delaware, this Certificate of Incorporation amends and integrates and restates the provisions of the Restated Certificate of Incorporation of this Corporation.

The text of this Certificate of Incorporation is hereby amended and restated to read in its entirety as follows:

Article I

The name of the corporation is First Citizens BancShares, Inc.

Article II

The address of the corporation’s registered office in the State of Delaware is 1209 Orange Street, City of Wilmington, County of New Castle, 19801, and the name of its registered agent at such address is The Corporation Trust Company.

Article III

The purpose of the corporation is to operate as a one-bank or as a multi-bank holding company and to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

Article IV

The aggregate number of shares which the corporation shall have authority to issue is Fifty Four Million (54,000,000) shares divided into three classes. The designation, the number of authorized shares, and the par value of the shares of each class are as follows:

Class	Number of Shares	Par Value Per Share
Class A Common Stock	32,000,000	$1.00
Class B Common Stock	2,000,000	$1.00
Preferred Stock	20,000,000	$0.01

Total Shares	54,000,000

Subject to the rights of the holders of any series of the Preferred Stock as set forth in a certificate of designation relating to that series, the number of authorized shares of the Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the stock of the corporation entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of Delaware, and no vote of the holders of any of the Preferred Stock voting separately as a class shall be required therefor.

The preferences, powers and rights, and the qualification, limitations and restrictions, of the shares of each class are as follows:

A. Common Stock.

Class A Common Stock. The Class A Common Stock shall be subject to the express terms of the Preferred Stock and any series thereof. Except as provided below or from time to time in this Restated Certificate of Incorporation with respect to another class of the corporation’s shares, or in a certificate of designation relating to a series of the Preferred Stock, or by applicable law, the holders of shares of Class A Common Stock shall be entitled to one (1) vote for each share outstanding upon all questions presented to the stockholders and, together with the Class B Common Stock, shall have the exclusive right to vote for the election of directors and for all other purposes; and, as to dividends and liquidation, the Class A Common Stock shall share with the Class B Common Stock as specified below. The Class A Common Stock shall not have class voting privileges except as required by law.

Class B Common Stock. The Class B Common Stock shall be subject to the express terms of the Preferred Stock and any series thereof. Except as provided below or from time to time in this Restated Certificate of Incorporation with respect to another class of the corporation’s shares, or in a certificate of designation relating to a series of the Preferred Stock, or by applicable law, the holders of shares of Class B Common Stock shall be entitled to sixteen (16) votes for each share outstanding upon all questions presented to the stockholders and, together with the Class A Common Stock, shall have the exclusive right to vote for the election of directors and for all other purposes; and, as to dividends and liquidation, the Class B Common Stock shall share with the Class A Common Stock as specified below. The Class B Common Stock shall not have class voting privileges except as required by law.

Liquidation, Dividends, Spin-Offs, Distributions-in-Kind and other Benefits (Except Voting) of Class A and Class B Common Stock. As to liquidation, any amounts available shall be distributed between the outstanding Class A Common Stock and the outstanding Class B Common Stock pro rata, based upon the numbers of shares issued and outstanding of Class A Common Stock and Class B Common Stock.

Dividends, spin-offs, distributions-in-kind and all other like and similar benefits and transactions (except voting) shall be paid or distributed on the Class A Common Stock and the Class B Common Stock as declared from time to time by the Board of Directors; provided, however, that the dividends, spin-offs, distributions-in-kind and all other like and similar benefits and transactions shall be the same for each issued and outstanding share of Class A Common Stock and for each issued and outstanding share of Class B Common Stock as of the record date.

Fractional Shares. No certificates for fractional shares of Class A Common Stock or Class B Common Stock shall be issued by the corporation.

B. Preferred Stock.

The corporation’s Board of Directors shall be authorized to issue shares of Preferred Stock from time to time, to create series thereof, to establish the number of shares to be included in each such series, and to fix the designations, powers, preferences and the relative, participating, optional or other rights of the shares of each series, and any qualifications, limitations or restrictions thereon, all by its resolution. Without limiting the generality of the foregoing authority, the Board of Directors shall be authorized to fix and determine with respect to each separate series:

(1) the designation of and the number of shares to constitute each series, which number may be increased or decreased (but not below the number of shares then outstanding) from time to time by the Board of Directors unless otherwise provided by the Board of Directors;

(2) the dividend rate (or method of determining such rate), if any; any conditions on which and times at which dividends are payable; any preferences over or relation which such dividends shall bear to the dividends payable on any other class or classes, or any other series, of capital stock, including the Preferred Stock; whether such dividends will be cumulative or non-cumulative; and whether the shares will be participating or nonparticipating with other shares with respect to dividends;

(3) whether shares within a series will be redeemable (at the option of the corporation or the holders of such shares or both, or upon the happening of a specified event), and, if so, the redemption prices (or the method of determining such prices) and the conditions and times upon which redemption may take place and whether for cash, property, or rights, including securities of the corporation or of another corporation;

(4) the terms and amount of any sinking, retirement, or purchase fund;

(5) the conversion or exchange rights (at the option of the corporation or the holders of such shares or both, or upon the happening of a specified event), if any, including the conversion or exchange times, prices, rates, adjustments, and other terms of conversion or exchange;

(6) the voting rights, if any, of the holders of shares of each series;

(7) any restrictions on the issuance or reissuance of additional shares of the Preferred Stock;

(8) the rights of the holders upon voluntary or involuntary liquidation, dissolution or winding up of the affairs of the corporation; any preferences over any other class or classes, or any other series, of capital stock, including Preferred Stock; and whether the shares will be participating or nonparticipating with other shares with respect to distributions of the corporation’s assets upon liquidation, dissolution or winding up of the affairs of the corporation;

(9) any limitations or restrictions on transfer; and

(10) such other powers, rights and preferences, if any, for the benefit of the holders of, or other terms or limitations, qualifications or restrictions with respect to, the shares within that series as shall not be inconsistent with the provisions of this Restated Certificate of Incorporation, as amended, or applicable law.

The number, designations, powers, preferences, and the relative, participating, optional or other rights of, and any qualifications, limitations or restrictions on, shares within any one series may differ from those of shares within any other series. Except as may otherwise be provided in this Restated Certificate of Incorporation, in a certificate of designation relating to a series of the Preferred Stock or by applicable law, holders of the Preferred Stock shall not be entitled to vote, separately or as a class, at or receive notice of any meeting of stockholders.

Article V

In furtherance, and not in limitation of the powers conferred upon the Board of Directors by law, the Board of Directors shall have the power to make, adopt, alter, amend and repeal, from time to time, the Bylaws of the corporation, subject to the rights of the stockholders entitled to vote with respect thereto to alter or repeal Bylaws made by the Board of Directors.

Article VI

To the fullest extent permitted by the General Corporation Law of Delaware, no director or officer of the corporation shall be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, as applicable. No amendment or repeal of this provision shall adversely affect any right or protection of a director or officer of the corporation hereunder in respect of any act or omission occurring prior to such amendment or repeal. The corporation shall, to the full extent permitted by Section 145 of the General Corporation Law of Delaware, indemnify all persons whom it may indemnify pursuant thereto.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice of Meeting, Proxy Statement, and Annual Report on Form 10-K are available at www.proxyvote.com. The Annual Meeting will be held in a virtual format only, and there will be no physical meeting location for stockholders to attend. The only way to participate in the Annual Meeting will be via the Internet. Instructions for participating in the virtual Annual Meeting are contained in the proxy statement which accompanies this proxy card. D96869-P86329 FIRST CITIZENS BANCSHARES, INC. Virtual Annual Meeting of Stockholders April 25, 2023 - 9:00 a.m. APPOINTMENT OF PROXY SOLICITED BY BOARD OF DIRECTORS The undersigned hereby appoints Hope H. Bryant, H. Lee Durham, Jr., Frank B. Holding, Jr., and Robert T. Newcomb (the "Proxies"), or any substitute appointed by them, as the undersigned's attorneys and proxies, and authorizes any one or more of them to represent and vote, as directed on the reverse side of this proxy card, all of the outstanding shares of the Class A Common Stock of First Citizens BancShares, Inc. ("BancShares") held of record by the undersigned on February 27, 2023, at the Annual Meeting of BancShares' Stockholders (the "Annual Meeting") to be held in a virtual meeting format only at 9:00 a.m. EDT on Tuesday, April 25, 2023, and at any postponements or adjournments of the Annual Meeting. I (We) direct that the shares represented by this appointment of proxy be voted as directed on the reverse side. If no voting directions are given on a matter, the Proxies may vote those shares “FOR” in the case of the election of each nominee named in Proposal 1, “FOR” in the case of Proposal 2, for the "EVERY YEAR" option on Proposal 3, and "FOR" in the case of each of Proposals 4, 5, 6 and 7. If, before the Annual Meeting, any nominee listed in Proposal 1 becomes unable or unwilling to serve as a director for any reason, the Proxies are authorized to vote for a substitute nominee named by the Board of Directors. On any other matters properly presented for action by stockholders at the Annual Meeting, and on matters incident to the conduct of the meeting, including motions to adjourn, the Proxies are authorized to vote the shares represented by this appointment of proxy according to their best judgment. This appointment of proxy may be revoked by the undersigned at any time before the voting takes place at the Annual Meeting by filing with BancShares’ proxy tabulator, Broadridge Corporate Issuer Solutions, Inc., or BancShares’ Corporate Secretary, a written instrument revoking it or a duly executed appointment of proxy bearing a later date, or by participating in the virtual Annual Meeting and following the instructions on the meeting website to vote during the meeting.

FIRST CITIZENS BANCSHARES, INC. ATTN: CORPORATE SECRETARY 4300 SIX FORKS ROAD (FCC22) RALEIGH, NC 27609 VOTING CLASS A COMMON STOCK BY PROXY Read our proxy statement before you vote by proxy. Then, to ensure that the shares are represented at the Annual Meeting, we ask that you appoint the Proxies to vote the shares for you in one of the following ways. To Vote by Mail Mark, date and sign this proxy card and return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. A postage-prepaid envelope has been provided for your convenience. To Vote by Telephone Call 1-800-690-6903 To Vote by Internet Go to the Internet website www.proxyvote.com or scan the QR Barcode above. If voting by telephone or Internet, have your proxy card in hand when you call or access the website. When you are prompted for the “control number,” enter the 16-digit number printed in the box below and then follow the instructions provided to appoint the Proxies and give your voting instructions. If you vote by telephone or Internet, you need not sign and return a proxy card. You will be appointing the Proxies to vote the shares for you on the same terms and with the same authority as if you marked, signed and returned a proxy card. You may appoint the Proxies by telephone or Internet only until 11:59 p.m. EDT on April 24, 2023, which is the day before the Annual Meeting date. You also may participate in the virtual Annual Meeting via the Internet and vote during the meeting on the meeting website using your 16-digit “control number” printed in the box below. Instructions for voting during the meeting will be available on the meeting website. To participate in the virtual Annual Meeting, go to the Internet website www.virtualshareholdermeeting.com/FCNCA2023 on the meeting date. Instructions for participating in the virtual meeting are contained in the proxy statement which accompanies this proxy card. SCAN TO VIEW MATERIALS & VOTE TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D96868-P86329 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY FIRST CITIZENS BANCSHARES, INC. For Withhold For All To withhold authority to vote for any individual All All Except nominee(s), mark “For All Except” and write the BancShares’ vote FOR each Board of the of 13 Directors nominees recommends named below. that stockholders number(s) of the nominee(s) on the line below. 1. Election of 13 directors for one-year terms. ! ! ! Nominees: 01) Ellen R. Alemany 06) Michael A. Carpenter 11) Floyd L. Keels 02) John M. Alexander, Jr. 07) H. Lee Durham, Jr. 12) Robert E. Mason IV 03) Victor E. Bell III 08) Dr. Eugene Flood, Jr. 13) Robert T. Newcomb 04) Peter M. Bristow 09) Frank B. Holding, Jr. 05) Hope H. Bryant 10) Robert R. Hoppe BancShares’ Board of Directors recommends that stockholders For Against Abstain BancShares’ vote FOR Proposal Board of 5. Directors recommends that stockholders For Against Abstain vote FOR Proposal 2. 5. Proposal to approve an amendment to BancShares’ Restated 2. Non-binding advisory resolution (“say-on-pay” resolution) ! ! ! Certificate of Incorporation to increase the number of ! ! ! to approve compensation paid or provided to BancShares’ authorized shares of Preferred Stock. named executive officers as disclosed in the proxy statement for the Annual Meeting. The disinterested members of BancShares’ Board of Directors For Against Abstain Every Every recommend that stockholders vote FOR Proposal 6. Every 6. Proposal to approve an amendment to BancShares’ Restated BancShares’ Board of Directors recommends that Two Three Abstain Certificate of Incorporation to reflect new Delaware law ! ! ! stockholders vote for EVERY YEAR on Proposal 3. Year Years Years provisions regarding officer exculpation. 3. Non-binding advisory vote (“say-on-frequency” ! ! ! ! BancShares’ Board of Directors recommends that stockholders For Against Abstain vote) on whether BancShares should submit a vote FOR Proposal 7. say-on-pay resolution for a vote every year, every two years, or every three years. 7. Proposal to ratify the appointment of BancShares’ ! ! ! independent accountants for 2023. vote BancShares’ FOR Proposal Board of 4. Directors recommends that stockholders For Against Abstain 4. Proposal to approve an amendment to BancShares’ Restated ! ! ! Certificate of Incorporation to increase the number of authorized shares of Class A Common Stock. Instruction: Please sign exactly as your preprinted name(s) appear(s) above. All holders of shares must sign. Joint owners should both sign personally. When signing as attorney, administrator or other fiduciary, please indicate the capacity in which you are signing. In the case of a corporation or partnership or other entity, please sign in the full corporate, partnership or entity name by an authorized officer or other representative. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice of Meeting, Proxy Statement, and Annual Report on Form 10-K are available at www.proxyvote.com. The Annual Meeting will be held in a virtual format only, and there will be no physical meeting location for stockholders to attend. The only way to participate in the Annual Meeting will be via the Internet. Instructions for participating in the virtual Annual Meeting are contained in the proxy statement which accompanies this proxy card. D96871-P86329 FIRST CITIZENS BANCSHARES, INC. Virtual Annual Meeting of Stockholders April 25, 2023 - 9:00 a.m. APPOINTMENT OF PROXY SOLICITED BY BOARD OF DIRECTORS The undersigned hereby appoints Hope H. Bryant, H. Lee Durham, Jr., Frank B. Holding, Jr., and Robert T. Newcomb (the “Proxies”), or any substitute appointed by them, as the undersigned’s attorneys and proxies, and authorizes any one or more of them to represent and vote, as directed on the reverse side of this proxy card, all of the outstanding shares of the Class B Common Stock of First Citizens BancShares, Inc. (“BancShares”) held of record by the undersigned on February 27, 2023, at the Annual Meeting of BancShares’ Stockholders (the “Annual Meeting”) to be held in a virtual meeting format only at 9:00 a.m. EDT on Tuesday, April 25, 2023, and at any postponements or adjournments of the Annual Meeting. I (We) direct that the shares represented by this appointment of proxy be voted as directed on the reverse side. If no voting directions are given on a matter, the Proxies may vote those shares “FOR” in the case of the election of each nominee named in Proposal 1, “FOR” in the case of Proposal 2, for the “EVERY YEAR” option on Proposal 3, and “FOR” in the case of each of Proposals 4, 5, 6 and 7. If, before the Annual Meeting, any nominee listed in Proposal 1 becomes unable or unwilling to serve as a director for any reason, the Proxies are authorized to vote for a substitute nominee named by the Board of Directors. On any other matters properly presented for action by stockholders at the Annual Meeting, and on matters incident to the conduct of the meeting, including motions to adjourn, the Proxies are authorized to vote the shares represented by this appointment of proxy according to their best judgment. This appointment of proxy may be revoked by the undersigned at any time before the voting takes place at the Annual Meeting by filing with BancShares’ proxy tabulator, Broadridge Corporate Issuer Solutions, Inc., or BancShares’ Corporate Secretary, a written instrument revoking it or a duly executed appointment of proxy bearing a later date, or by participating in the virtual Annual Meeting and following the instructions on the meeting website to vote during the meeting.

FIRST CITIZENS BANCSHARES, INC. ATTN: CORPORATE SECRETARY 4300 SIX FORKS ROAD (FCC22) RALEIGH, NC 27609 SCAN TO VIEW MATERIALS & VOTE FIRST CITIZENS BANCSHARES, INC. ATTN: CORPORATE SECRETARY VOTING CLASS B COMMON STOCK BY PROXY 4300 SIX FORKS ROAD (FCC22) Read our proxy statement before you vote by proxy. Then, to ensure that the shares are represented at the RALEIGH, NC 27609 Annual Meeting, we ask that you appoint the Proxies to vote the shares for you in one of the following ways. To Vote by Mail Mark, date and sign this proxy card and return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. A postage-prepaid envelope has been provided for your convenience. To Vote by Telephone Call 1-800-690-6903 To Vote by Internet Go to the Internet website www.proxyvote.com or scan the QR Barcode above. If voting by telephone or Internet, have your proxy card in hand when you call or access the website. When you are prompted for the “control number,” enter the 16-digit number printed in the box below and then follow the instructions provided to appoint the Proxies and give your voting instructions. If you vote by telephone or Internet, you need not sign and return a proxy card. You will be appointing the Proxies to vote the shares for you on the same terms and with the same authority as if you marked, signed and returned a proxy card. You may appoint the Proxies by telephone or Internet only until 11:59 p.m. EDT on April 24, 2023, which is the day before the Annual Meeting date. You also may participate in the virtual Annual Meeting via the Internet and vote during the meeting on the meeting website using your 16-digit “control number” printed in the box below. Instructions for voting during the meeting will be available on the meeting website. To participate in the virtual Annual Meeting, go to the Internet website www.virtualshareholdermeeting.com/FCNCA2023 on the meeting date. Instructions for participating in the virtual meeting are contained in the proxy statement which accompanies this proxy card. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D96870-P86329 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY FIRST CITIZENS BANCSHARES, INC. For Withhold For All To withhold authority to vote for any individual All All Except nominee(s), mark “For All Except” and write the vote BancShares’ FOR each Board of the of 13 Directors nominees recommends named below that . stockholders number(s) of the nominee(s) on the line below. 1. Election of 13 directors for one-year terms. ! ! ! Nominees: 01) Ellen R. Alemany 06) Michael A. Carpenter 11) Floyd L. Keels 02) John M. Alexander, Jr . 07) H. Lee Durham, Jr. 12) Robert E. Mason IV 03) Victor E. Bell III 08) Dr. Eugene Flood, Jr. 13) Robert T. Newcomb 04) Peter M. Bristow 09) Frank B. Holding, Jr. 05) Hope H. Bryant 10) Robert R. Hoppe BancShares’ Board of Directors recommends that stockholders For Against Abstain vote BancShares’ FOR Proposal Board of 5. Directors recommends that stockholders For Against Abstain vote FOR Proposal 2. 5. Proposal to approve an amendment to BancShares’ Restated 2. Non-binding advisory resolution (“say-on-pay” resolution) ! ! ! Certificate of Incorporation to increase the number of ! ! ! to approve compensation paid or provided to BancShares’ authorized shares of Preferred Stock. named executive officers as disclosed in the proxy statement for the Annual Meeting. The disinterested members of BancShares’ Board of Directors For Against Abstain Every Every recommend that stockholders vote FOR Proposal 6. Every 6. Proposal to approve an amendment to BancShares’ Restated BancShares’ Board of Directors recommends that Two Three Abstain Certificate of Incorporation to reflect new Delaware law ! ! ! stockholders vote for EVERY YEAR on Proposal 3. Year Years Years provisions regarding officer exculpation. 3. Non-binding advisory vote (“say-on-frequency” ! ! ! ! BancShares’ Board of Directors recommends that stockholders For Against Abstain vote) on whether BancShares should submit a vote FOR Proposal 7. say-on-pay resolution for a vote every year, every two years, or every three years. 7. Proposal to ratify the appointment of BancShares’ ! ! ! independent accountants for 2023. vote BancShares’ FOR Proposal Board of 4. Directors recommends that stockholders For Against Abstain 4. Proposal to approve an amendment to BancShares’ Restated ! ! ! Certificate of Incorporation to increase the number of authorized shares of Class A Common Stock. Instruction: Please sign exactly as your preprinted name(s) appear(s) above. All holders of shares must sign. Joint owners should both sign personally. When signing as attorney, administrator or other fiduciary, please indicate the capacity in which you are signing. In the case of a corporation or partnership or other entity, please sign in the full corporate, partnership or entity name by an authorized officer or other representative. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date